UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 07513)

Exact name of registrant as specified in charter: Putnam Funds Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

	Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: February 29, 2008

Date of reporting period: March 1, 2007— February 29, 2008

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Floating Rate Income Fund

2|29|08

Annual Report

PUTNAM INVESTMENTS

INCOME FUNDS
invest in bonds and other securities with the goal of providing a steady stream of income over time.

What makes Putnam different?

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

With a focus on investment performance, below-average expenses, and in-depth information about our funds, we put the interests of investors first and seek to set the standard for integrity and service.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

Putnam
Floating Rate
Income Fund

2| 29| 08
Annual Report

Message from the Trustees	1
About the fund	2
Performance and portfolio snapshots	4
Interview with your fund’s Portfolio Leader	5
Performance in depth	8
Expenses	11
Portfolio turnover	13
Risk	13
Your fund’s management	14
Terms and definitions	15
Trustee approval of management contract	16
Other shareholder information	20
Financial statements	21
Federal tax information	42
Shareholder meeting results	43
About the Trustees	44
Officers	48

Cover photograph: © Richard H. Johnson

Message from the Trustees

Dear Fellow Shareholder:

In 2008, financial markets and the economy face many challenges. The credit crisis that began as a rise in defaults for a limited segment of the U.S. mortgage market has spread across the global financial sector and produced a severe tightening of credit conditions. Growth has been curtailed as a result, and markets have reacted by sending stock prices lower. In the United States, the economy has weakened considerably, with many predicting that we are now in a recession, or will be soon. The good news is that policymakers are taking decisive action to counter these developments: The Federal Reserve Board has cut interest rates and added liquidity to the credit markets. In February, federal lawmakers, working with the president, approved a $168 billion fiscal stimulus plan, which will deliver tax rebate checks to tens of millions of Americans.

Still, as investors it is natural to feel discouraged. During these challenging times, it is important to remember the value of a long-term perspective and the counsel of your financial representative. The normal condition of the economy and corporate earnings is one of growth, albeit with occasional interruptions. If recent history is any indication, recessions in the United States are short-lived compared to economic expansions. Since 1960, the economy has experienced seven recessions lasting an average of 11 months, versus 64 months for the average expansion.

Starting this month, we have changed the portfolio manager’s commentary in this report to a question-and-answer format. We feel this new approach makes the information more readable and accessible, and we hope you think so as well.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our existing investors for your continued confidence in Putnam. We note that Putnam Investments celebrated its 70th anniversary in November. From modest beginnings in Boston, Massachusetts, the company has grown into a global asset manager that serves millions of investors worldwide. Although the mutual fund industry has undergone many changes since George Putnam introduced his innovative balanced fund in 1937, Putnam’s guiding principles have not. As we celebrate this 70-year milestone, we look forward to Putnam continuing its long tradition of prudent money management.

Putnam Floating Rate Income Fund: A distinctive way to diversify a portfolio of traditional bonds

Putnam Floating Rate Income Fund invests mainly in floating-rate bank loans, which are loans issued by banks to corporations. Interest rates on these loans adjust to reflect changes in short-term interest rates — when rates rise, floating-rate loans pay a higher yield. Also, they are generally senior in a company’s capital structure and secured by the company’s assets, such as buildings and equipment.

With these features, floating-rate loans can benefit from both rising interest rates and from strong economic conditions, factors that pose risks to traditional bonds. When interest rates increase, floating-rate loans pay more income, which makes them more attractive to investors. For that reason, the prices of loans, unlike bonds, can be stable or can increase when rates rise. Economic growth also supports the revenues of companies that finance themselves with loans.

However, floating-rate loans have risks, and their prices can fall, particularly in periods when economic growth is slowing and rates are declining.

They are typically issued on behalf of companies that lack investment-grade credit ratings. Like high-yield corporate bonds, they are considered to have a greater chance of default and can be illiquid. Having said that, the “senior-secured” status of the loans means that loan lenders are generally paid before any unsecured debt holders in the event of a liquidation of the company’s assets due to bankruptcy.

Floating-rate funds are not money market funds and do not seek to maintain a stable net asset value. Although floating-rate instruments may reduce risk related to changes in interest rates, they do not eliminate it. In addition, the fund is subject to other significant risks associated with below-investment-grade securities, such as the risk of default in payment on the instruments. Accordingly, the share price of floating-rate funds will fluctuate with market conditions. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Lower-rated bonds may offer higher yields in return for more risk.

Bank loans: A market of growing importance

Bank loans may be a less familiar asset class to many investors, but over the past 10 years, the market has grown to be a significant component of the fixed-income credit markets. By the year 2000, the size of the floating-rate loan market exceeded that of corporate high-yield bonds, and issuance of floating-rate loans continues to grow rapidly.

The market’s expansion may provide an advantage for investors because it helps to make the loans easier to trade, reducing their liquidity risk. While there is no formal clearinghouse for bank loans, like a stock exchange, third-party services provide pricing information to facilitate trading. Growth also means a greater number and variety of companies receive financing through bank loans, increasing the diversification opportunities for funds that invest in bank loans.

Performance and portfolio snapshots

Putnam Floating Rate Income Fund

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 3.25%; had they, returns would have been lower. See pages 5 and 8–10 for additional performance information.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit www.putnam.com.

* Returns for the S&P/LSTA Leveraged Loan Index are from 7/31/04 to 2/29/08 because only data from the month-end closest to the fund’s inception date (8/4/04) is available. The inception of the Lehman U.S. High Yield Loan Index was 12/31/05, which was after the inception of the fund.

“The fund was relatively well positioned to
weather a difficult stretch in the bank-loan
market, as it was postured defensively, a
stance that helped it outperform both
of its benchmarks as well as its Lipper peer
group average.”

Paul Scanlon, Portfolio Leader, Putnam Floating Rate Income Fund

Credit qualities are shown as a percentage of portfolio value as of 2/29/08. A bond rated Baa or higher (MIG3/VMIG3 or higher for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds not rated by Moody’s but considered by Putnam Management to be of comparable quality. Ratings will vary over time.

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Paul, thanks for taking a few minutes with us today to talk about how Floating Rate Income Fund fared during its 2008 fiscal year. How did it perform?

The bank-loan market really diverged from its historical return profile over the second half of 2007. Historically, loans have demonstrated lower volatility and correlation with other fixed-income securities. In late 2007 and early 2008, we have seen a convergence among non-investment-grade securities as correlation with loans has been higher and volatility has increased. During a difficult 12 months for the floating-rate bank-loan market, the fund declined –5.04%, compared with –5.16% for the fund’s primary benchmark, the Lehman U.S. High Yield Loan Index; –5.24% for the fund’s secondary benchmark, the S&P/LSTA Leveraged Loan Index; and –5.66% for the Lipper peer group average, Loan Participation Funds.

What problems caused the floating-rate bank-loan market to struggle?

The main factor was a significant imbalance of supply and demand. The favorable backdrop for bank loans encouraged companies and leveraged buyout sponsors to issue more of them, and this created a large amount of supply through the first half of 2007. Additionally, prices in the floating-rate bank-loan market were sustained by strong demand from hedge funds and collateralized loan obligations (CLOs). CLOs are institutionally oriented, highly leveraged, closed-end partnerships that purchase bank loans for long-term investment. As issues in the subprime mortgage market started to surface in the summer of 2007, demand for bank loans from CLOs and hedge funds dried up at the same time that a large amount of new issuance was building. This combination of very little demand and a glut of supply caused prices in the bank-loan market to fall sharply. Also exacerbating the downturn in the bank-loan asset class was uncertainty about the trajectory of the economy.

What strategy did you pursue as this backdrop unfolded?

The fund was relatively well positioned to weather this difficult stretch, as it was postured defensively — a stance that helped it outperform both of its benchmarks as well as its Lipper peer group average. To gain this advantage, we looked to maintain a diversified portfolio, favoring large issuers

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 2/29/08. See the previous page and pages 8–10 for additional fund performance information. Index descriptions can be found on page 15.

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offering relatively high credit quality and underweighting investments in the lowest end of the below-investment-grade universe. We also favored bank loans issued by companies that we found rich in physical assets, an attribute that offered some protection in this uncertain market. In an emergency, such companies could sell these assets if needed, instead of trying to sell a less-tangible asset at a loss or issuing more debt to make ends meet. I also think our approach of focusing on more “asset rich” issuers helped buffer the fund from some of the volatility in the market. We also were carrying higher-than-usual levels of cash going into this weaker period.

What factors helped and hurt Floating Rate Income Fund’s relative return?

As I mentioned, the fund’s relative performance was helped by an overall credit quality that was higher than the benchmark and by the fund’s cash equivalent position. At the sector level, we benefited from an overweighted position in the energy industry, where a positive supply/demand dynamic helped keep oil and natural gas prices at or near historical highs. Underweighting the housing and financials groups also bolstered relative performance, as both industries struggled with sharp downturns in activity and fallout from the subprime mortgage mess. On the downside, overweighting loans issued by diversified media firms detracted from performance. During the period, other areas we overweighted included aerospace and defense, cable TV/wireless providers, consumer products, media, energy, manufacturing, and metals/mining. Other underweighted industries included chemicals, food/drug/tobacco, paper/forest products/containers, gaming retail, utilities, and the service sector.

What’s your outlook for the rest of 2008, Paul?

This is an unusual time in the credit markets. We have had a significant decline in bank-loan prices and massive widening in high-yield spreads that would normally be associated with well-above-average default rates. However, default rates remain low by historic measures and — while we believe they will rise — the market appears to have factored in at least some of that increase. We think that corporate business fundamentals are likely to deteriorate along with a weakening national economy, driving this increase in defaults. In addition, market technicals —meaning factors of supply and demand — are currently not working in the asset class’s favor. Specifically, a large amount of issuance remains poised to come to market at a time when investors have not rediscovered an appetite for

Top 10 holdings

This table shows the fund’s top holdings and the percentage of the fund’s net assets that each represented as of 2/29/08. Also shown is each holding’s market sector and the specific industry within that sector. Holdings will vary over time.

HOLDING (percentage of fund’s net assets)	SECTOR	INDUSTRY

HCA, Inc. (1.1%)	Health care	Health care
Idearc, Inc. (1.1%)	Consumer staples	Media
Univision Communications, Inc. (1.1%)	Consumer staples	Broadcasting
VNU Group BV (1.1%)	Consumer staples	Media
West Corp. (1.0%)	Communications services	Telecommunications
Tribune Co. (1.0%)	Consumer cyclicals	Publishing
Dean Foods Co. (1.0%)	Consumer staples	Food
Hawker Beechcraft Acquisition Co., LLC (0.9%)	Capital goods	Aerospace and defense
Aramark Corp. (0.9%)	Consumer cyclicals	Commercial and consumer services
Transdigm, Inc. (0.9%)	Capital goods	Aerospace and defense

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the added risk inherent in bank loans. On the bright side, this backdrop has increased the effective spread of bank loans, meaning bank-loan prices are in many instances more attractive than they have been for quite some time. For our part, we are excited about the opportunities the market should present. We believe that this kind of environment is one in which the approach we have can prove significantly beneficial for our fellow shareholders.

Thanks for sharing your time and insights today, Paul.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Floating-rate funds are not money market funds and do not seek to maintain a stable net asset value. Although floating-rate instruments may reduce risk related to changes in interest rates, they do not eliminate it. In addition, the fund is subject to other significant risks associated with below-investment-grade securities, such as the risk of default in payment on the instruments. Accordingly, the share price of floating-rate funds will fluctuate with market conditions. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Lower-rated bonds may offer higher yields in return for more risk.

I N   T H E   N E W S

The subprime mortgage financial crisis started with the downturn in the U.S. housing market during the fall of 2006, and became a global financial crisis by July 2007. Lax mortgage-lending practices in 2005 and 2006 resulted in rising debt load for borrowers with weak credit histories. This situation was sustainable when mortgage rates were extremely low and home prices were rising, but when these conditions reversed course, delinquencies and foreclosures began to spike. Many homeowners were unable or unwilling to meet financial commitments, and many lenders were left without a means to recoup their losses. As this report was being prepared, the problem continued to take its toll on markets around the world, most recently with the announced acquisition of Bear Stearns Cos. by JPMorgan Chase & Co. In past economic cycles, defaults would have been limited, but the repackaging, securitization, and wide-scale distribution of subprime mortgage debt by U.S. investment banks enabled the mortgage crisis to take on global proportions.

Comparison of top sector weightings

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

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Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended February 29, 2008, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section of www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 2/29/08

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(8/4/04)		(9/7/04)		(9/7/04)		(9/7/04)		(9/7/04)	(10/4/05)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	7.69%	4.10%	5.31%	4.42%	4.68%	4.68%	7.13%	5.04%	6.76%	8.29%
Annual average	2.10	1.13	1.46	1.22	1.29	1.29	1.95	1.39	1.85	2.26

3 years	5.46	2.05	3.56	1.79	3.10	3.10	5.13	3.05	4.78	6.05
Annual average	1.79	0.68	1.17	0.59	1.02	1.02	1.68	1.01	1.57	1.98

1 year	–5.04	–8.15	–5.71	–8.37	–5.87	–6.76	–5.19	–7.01	–5.26	–4.82

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After sales charge returns (public offering price, or POP) for class A and M shares reflect a maximum 3.25% and 2.00% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 3% in the first year, declining to 1% in the fourth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year and is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

Change in the value of a $10,000 investment ($9,675 after sales charge)

Cumulative total return from 8/4/04 to 2/29/08

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B shares would have been valued at $10,531 ($10,442 with contingent deferred sales charge). Class C shares would have been valued at $10,468, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,800 after sales charge) would have been valued at $10,504 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $10,676 and $10,829, respectively.

* These returns are from 7/31/04 because only data from the month-end closest to the fund’s inception date (8/4/04) is available.

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Comparative index returns For periods ended 2/29/08

		S&P/LSTA	Lipper Loan
	Lehman U.S. High	Leveraged	Participation Funds
	Yield Loan Index*	Loan Index	category average‡

Life of fund	—	10.11%†	8.18%
Annual average	—	2.72†	2.22

3 years	—	6.97	5.19
Annual average	—	2.27	1.70

1 year	–5.16%	–5.24	–5.66

Index and Lipper results should be compared to fund performance at net asset value.

* Inception of the index is 12/31/05.

† These returns are from 7/31/04 to 2/29/08 because only data from the month-end closest to the fund’s inception date (8/4/04) is available.

‡ Over the 1-year, 3-year, and life-of-fund periods ended 2/29/08, there were 69, 45, and 37 funds, respectively, in this Lipper category.

Fund price and distribution information For the 12-month period ended 2/29/08

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	12		12	12	12		12	12

Income	$0.653883		$0.595144	$0.580485	$0.639178		$0.629328	$0.678337

Capital gains	—		—	—	—		—	—

Total	$0.653883		$0.595144	$0.580485	$0.639178		$0.629328	$0.678337

Share value:	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

2/28/07	$10.03	$10.37	$10.03	$10.03	$10.03	$10.23	$10.03	$10.03

2/29/08	8.90	9.20	8.89	8.89	8.90	9.08	8.90	8.90

Current yield (end of period)
Current dividend rate[1]	7.05%	6.82%	6.40%	6.23%	6.88%	6.75%	6.77%	7.32%

Current 30-day SEC yield[2,3]
(with expense limitation)	—	7.56	7.20	7.06	—	7.52	7.58	8.08

Current 30-day SEC yield[3]
(without expense limitation)	—	7.55	7.19	7.05	—	7.51	7.57	8.07

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 For a portion of the period, this fund may have limited expenses, without which yields would have been lower.

3 Based only on investments income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

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Fund performance as of most recent calendar quarter Total return for periods ended 3/31/08

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(8/4/04)		(9/7/04)		(9/7/04)		(9/7/04)		(9/7/04)	(10/4/05)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	8.00%	4.39%	5.66%	4.77%	5.03%	5.03%	7.41%	5.32%	7.04%	8.62%
Annual average	2.13	1.18	1.52	1.28	1.35	1.35	1.97	1.43	1.88	2.29

3 years	5.54	2.12	3.67	1.90	3.31	3.31	5.11	3.01	4.76	6.17
Annual average	1.81	0.70	1.21	0.63	1.09	1.09	1.68	0.99	1.56	2.02

1 year	-5.12	-8.21	-5.68	-8.34	-5.86	-6.74	-5.25	-7.08	-5.32	-4.89

Fund’s annual operating expenses For the fiscal year ended 2/28/07

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses*	1.05%	1.65%	1.80%	1.20%	1.30%	0.80%

Total annual fund operating expenses	1.06	1.66	1.81	1.21	1.31	0.81

* Reflects Putnam Management’s decision to contractually limit expenses through 2/28/09.

Expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown in the next section and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

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Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Floating Rate Income Fund from September 1, 2007 to February 29, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 5.12	$ 8.04	$ 8.77	$ 5.86	$ 6.34	$ 3.91

Ending value (after expenses)	$962.80	$959.70	$959.00	$962.80	$962.40	$963.90

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/29/08. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended February 29, 2008, use the calculation method below. To find the value of your investment on September 1, 2007, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 5.27	$ 8.27	$ 9.02	$ 6.02	$ 6.52	$ 4.02

Ending value (after expenses)	$1,019.64	$1,016.66	$1,015.91	$1,018.90	$1,018.40	$1,020.89

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/29/08. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

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Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund’s annualized expense ratio*	1.05%	1.65%	1.80%	1.20%	1.30%	0.80%

Average annualized expense ratio for Lipper peer group†	1.05%	1.65%	1.80%	1.20%	1.30%	0.80%

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

† Putnam is committed to keeping fund expenses below the Lipper peer group average expense ratio and will limit fund expenses if they exceed the Lipper average. The Lipper average is a simple average of front-end load funds in the peer group that excludes 12b-1 fees as well as any expense offset and brokerage service arrangements that may reduce fund expenses. To facilitate the comparison in this presentation, Putnam has adjusted the Lipper average to reflect the 12b-1 fees carried by each class of shares other than class Y shares, which do not incur 12b-1 fees. Investors should note that the other funds in the peer group may be significantly smaller or larger than the fund, and that an asset-weighted average would likely be lower than the simple average. Also, the fund and Lipper report expense data at different times and for different periods. The fund’s expense ratio shown here is annualized data for the most recent six-month period, while the quarterly updated Lipper average is based on the most recent fiscal year-end data available for the peer group funds as of 12/31/07.

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Your fund’s portfolio turnover and Morningstar® Risk

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for that fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s average portfolio value within a given period. Funds with high turnover may be more likely to generate capital gains that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds or other fixed-income instruments may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the table below to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons
Percentage of holdings that change every year

	2008	2007	2006	2005

Putnam Floating Rate Income Fund	65%	89%	60%	51%*

Lipper Loan Participation Funds category average	80%	78%	55%	59%

* For the period of August 4, 2004, through February 28, 2005.

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on February 29. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2008 is based on information available as of 2/29/08.

Your fund’s Morningstar® Risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Morningstar Risk.

Your fund’s Morningstar Risk is shown alongside that of the average fund in its Morningstar category. The risk bar broadens the comparison by translating the fund’s Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of March 31, 2008.

A higher Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely. Morningstar determines a fund’s Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over a 3-year period, if available. Those measures are weighted and averaged to produce the fund’s Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2008 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

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Your fund’s management

Your fund is managed by the members of the Putnam Fixed-Income High-Yield Team. Paul Scanlon is the Portfolio Leader, and Norman Boucher, Robert Salvin, and William Wright are Portfolio Members of your fund. The Portfolio Leader and Portfolio Members coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Fixed-Income High-Yield Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, please visit the Individual Investors section of www.putnam.com.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leader and Portfolio Members have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of February 29, 2008, and February 28, 2007.

N/A indicates the individual was not a Portfolio Leader or Portfolio Member as of 2/28/07.

Trustee and Putnam employee fund ownership

As of February 29, 2008, all of the Trustees of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

		Total assets in
	Assets in the fund	all Putnam funds

Trustees	$5,258,000	$ 88,000,000

Putnam employees	$5,512,000	$672,000,000

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

Paul Scanlon is also a Portfolio Leader of Putnam High Yield Trust and Putnam High Yield Advantage Fund. He is also a Portfolio Member of Putnam Diversified Income Trust, Putnam Premier Income Trust, and Putnam Master Intermediate Income Trust.

Norman Boucher is also a Portfolio Member of Putnam High Yield Trust and Putnam High Yield Advantage Fund.

Robert Salvin is also a Portfolio Leader of High Income Securities Fund, and a Portfolio Member of Putnam High Yield Trust, Putnam High Yield Advantage Fund, and Putnam Convertible Income-Growth Trust.

Paul Scanlon, Norman Boucher, Robert Salvin, and William Wright may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

During the reporting period ended February 29, 2008, Portfolio Member William Wright joined your fund’s management team. Norman Boucher and Robert Salvin also joined the team as Portfolio Members, following the departure of Joseph Towell.

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 3.25% maximum sales charge for class A shares and 2.00% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 3% maximum during the first year to 1% during the fourth year. After the fourth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman U.S. High Yield Loan Index is an unmanaged index of U.S.-dollar denominated syndicated term loans.

Merrill Lynch 91-Day Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P/LSTA Leveraged Loan Index (LLI) is an unmanaged index of U.S. leveraged loans.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

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Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”). In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2007, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2007.

In addition, in anticipation of the sale of Putnam Investments to Great-West Lifeco, at a series of meetings ending in March 2007, the Trustees reviewed and approved new management and distribution arrangements to take effect upon the change of control. Shareholders of all funds approved the management contracts in May 2007, and the change of control transaction was completed on August 3, 2007. Upon the change of control, the management contracts that were approved by the Trustees in June 2007 automatically terminated and were replaced by new contracts that had been approved by shareholders. In connection with their review for the June 2007 continuance of the Putnam funds’ management contracts, the Trustees did not identify any facts or circumstances that would alter the substance of the conclusions and recommendations they made in their review of the contracts to take effect upon the change of control.

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That this fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs or responsibilities, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 60th percentile in management fees and in the 40th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2006 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the

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Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management had committed to maintain at least through 2007. In anticipation of the change of control of Putnam Investments, the Trustees requested, and received a commitment from Putnam Management and Great-West Lifeco, to extend this program through at least June 30, 2009. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2007, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2006. This additional expense limitation will not be applied to your fund because it had a below-average expense ratio relative to its custom peer group.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size-as has been the case for many Putnam funds in recent years-these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, and to consider the potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance during the review period

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process-as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel-but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with

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senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the 55th percentile of its Lipper Inc. peer group (Lipper Loan Participation Funds) for the one-year period ended March 31, 2007 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds).

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-year period ended March 31, 2007, there were 56 funds in your fund’s Lipper peer group.* Past performance is no guarantee of future returns.)

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company (“PFTC”), each of which provides benefits to affiliates of Putnam Management. In the case of the custodian agreement, the Trustees considered that, effective January 1, 2007, the Putnam funds had engaged State Street Bank and Trust Company as custodian and began to transition the responsibility for providing custody services away from PFTC.

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper Loan Participation Funds category for the one-year and life-of-fund periods ended March 31, 2008 were 29% and 53%, respectively. Over the one-year and life-of-fund periods ended March 31, 2008, the fund ranked 20th out of 69 and 20th out of 37 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

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Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

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Other information for shareholders

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial representatives. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and, in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such  as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial representative, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2007, are available in the Individual Investors section of www.putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

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Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

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Report of Independent Registered Public Accounting Firm

The Board of Trustees of Putnam Funds Trust and Shareholders of Putnam Floating Rate Income Fund:

We have audited the accompanying statement of assets and liabilities of Putnam Floating Rate Income Fund, including the fund’s portfolio, as of February 29, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 29, 2008 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Floating Rate Income Fund as of February 29, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
April 9, 2008

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The fund’s portfolio 2/29/08

SENIOR LOANS (85.2%)* (c)

	Principal amount	Value

Automotive (3.0%)
Allison Transmission bank term
loan FRN Ser. B, 6.624s, 2014	$3,316,688	$2,919,607
Dana Corp. bank term loan FRN
6.88s, 2015	1,680,000	1,538,599
Delphi Corp. bank term loan FRN
Ser. C, 7.188s, 2008	3,200,000	3,138,666
General Motors Corp. bank term
loan FRN 7.056s, 2013	1,447,688	1,267,933
Lear Corp. bank term loan FRN
6.826s, 2013	1,380,865	1,264,355
TRW Automotive, Inc. bank term
loan FRN Ser. B, 5.693s, 2014	1,124,350	1,047,332
United Components, Inc. bank term
loan FRN Ser. D, 5.164s, 2012	444,444	395,556
		11,572,048

Basic Materials (5.9%)
Aleris International, Inc. bank
term loan FRN Ser. B, 5.188s, 2013	3,951,861	3,226,414
Georgia-Pacific, LLC bank term
loan FRN Ser. B, 6.866s, 2013	2,454,925	2,258,941
Georgia-Pacific, LLC bank term
loan FRN Ser. B2, 6.906s, 2012	2,431,625	2,237,501
Graphic Packaging Corp. bank term
loan FRN Ser. B, 6.032s, 2014	2,919,905	2,613,721
Hexion Specialty Chemicals, Inc.
bank term loan FRN 5 3/8s, 2013	717,358	655,586
Hexion Specialty Chemicals, Inc.
bank term loan FRN Ser. C, 7 1/8s, 2013	79,367	72,533
ISP Chemco, Inc. bank term loan
FRN Ser. B, 5.294s, 2014	2,713,365	2,436,941
Momentive Performance
Materials, Inc. bank term loan
FRN 5.563s, 2013	2,960,000	2,611,143
Mosaic Co. (The) bank term loan
FRN Ser. B, 5.063s, 2013	72,565	71,159
NewPage Holding Corp. bank term
loan FRN 8.688s, 2014	560,000	542,966
Novelis, Inc. bank term loan FRN
Ser. B, 6.83s, 2014	1,133,359	989,423
Novelis, Inc. bank term loan FRN
Ser. B, 6.83s, 2014	2,493,391	2,176,730
Rockwood Specialties Group, Inc.
bank term loan FRN Ser. E, 4.744s, 2012	1,387,336	1,299,472
Smurfit-Stone Container Corp. bank
term loan FRN 5.22s, 2010	94,140	88,763
Smurfit-Stone Container Corp. bank
term loan FRN Ser. B, 6.638s, 2011	28,379	26,758
Smurfit-Stone Container Corp. bank
term loan FRN Ser. C, 6.704s, 2011	627	592
Smurfit-Stone Container Corp. bank
term loan FRN Ser. C1, 5.313s, 2011	305,952	288,742
Tube City IMS Corp. bank term loan
FRN 7.08s, 2014	975,140	877,626
Tube City IMS Corp. bank term loan
FRN 4.73s, 2014	119,092	107,183
		22,582,194

SENIOR LOANS (85.2%)* (c) continued

	Principal amount	Value

Beverage (0.5%)
Constellation Brands, Inc. bank
term loan FRN Ser. B, 6.596s, 2013 $	2,190,000	$2,087,149

Broadcasting (4.9%)
Citadel Communications bank term
loan FRN Ser. B, 5.703s, 2014	3,715,000	2,781,606
Cumulus Media, Inc. bank term loan
FRN Ser. B, 4.892s, 2014	2,378,713	1,942,617
Emmis Communications Corp. bank
term loan FRN Ser. B, 6.843s, 2013	1,205,201	998,308
Gray Television, Inc. bank term
loan FRN Ser. B, 6.21s, 2014	2,430,000	2,062,463
Paxson Communications Corp. bank
term loan FRN Ser. B, 7.627s, 2012	2,500,000	2,087,500
Spanish Broadcasting Systems, Inc.
bank term loan FRN 6.58s, 2012	2,388,496	1,950,606
Univision Communications, Inc.
bank term loan FRN Ser. B,
5.491s, 2014	4,928,859	4,124,129
Univision Communications, Inc.
bank term loan FRN Ser. DD,
7.61s, 2014 (U)	171,141	143,199
Young Broadcasting, Inc. bank term
loan FRN Ser. B, 5.696s, 2012	2,898,484	2,572,404
Young Broadcasting, Inc. bank term
loan FRN Ser. B, 5.696s, 2012	187,412	166,328
		18,829,160

Building Materials (1.2%)
Landsource Communities/NWHL
Investment bank term loan FRN
7.403s, 2013	1,722,658	1,207,706
Nortek Holdings, Inc. bank term
loan FRN Ser. B, 5.53s, 2011	3,797,817	3,256,628
		4,464,334

Cable Television (3.6%)
Cablevision Systems Corp. bank
term loan FRN 6.896s, 2013	2,916,194	2,691,889
Cebridge Connections, Inc. bank
term loan FRN Ser. B, 6.509s, 2013	3,771,500	3,152,631
Charter Communications, Inc. bank
term loan FRN 7.343s, 2014	1,000,000	790,000
Charter Communications, Inc. bank
term loan FRN 5.26s, 2014	3,900,000	3,423,642
Insight Midwest, LP bank term loan
FRN Ser. B, 6.48s, 2014	2,465,529	2,207,420
Mediacom Communications Corp. bank
term loan FRN Ser. C, 4.9s, 2015	809,381	697,080
Mediacom Communications Corp. bank
term loan FRN Ser. D2, 4.9s, 2015	891,000	764,033
		13,726,695

Capital Goods (9.1%)
Allied Waste Industries, Inc. bank
term loan FRN 6.621s, 2012	348,500	326,320
Allied Waste Industries, Inc. bank
term loan FRN 4.599s, 2012	579,643	542,751

23

SENIOR LOANS (85.2%)* (c) continued

	Principal amount	Value

Capital Goods continued
Berry Plastics Holding Corp. bank
term loan FRN 5.095s, 2015	$3,324,875	$2,860,224
Blount, Inc. bank term loan FRN
Ser. B, 5.014s, 2010	3,303,241	3,055,498
Graham Packaging Co., LP bank term
loan FRN 7.253s, 2011	3,573,000	3,234,458
Hawker Beechcraft
Acquisition Co., LLC bank term
loan FRN 4.73s, 2014	323,759	298,567
Hawker Beechcraft
Acquisition Co., LLC bank term
loan FRN Ser. B, 6.83s, 2014	3,799,838	3,504,165
Hexcel Corp. bank term loan FRN
Ser. B, 5.862s, 2012	1,000,028	960,027
Mueller Water Products, Inc. bank
term loan FRN Ser. B, 5.144s, 2014	1,972,606	1,790,140
Polypore, Inc. bank term loan FRN
Ser. B, 7.1s, 2014	980,075	852,665
Rexnord Corp. bank term loan FRN
Ser. B, 7.401s, 2013	1,157,644	1,041,880
Rexnord Corp. bank term loan FRN
Ser. B, 6.398s, 2013	2,195,902	1,976,311
Sensata Technologies BV bank term
loan FRN 5.056s, 2013 (Netherlands)	3,053,500	2,585,661
Sequa Corp. bank term loan FRN
8.08s, 2014	2,070,000	1,944,506
Terex Corp. bank term loan FRN
Ser. D, 6.58s, 2013	3,053,500	2,946,628
Transdigm, Inc. bank term loan FRN
6.858s, 2013	3,745,000	3,470,368
Wesco Aircraft Hardware Corp. bank
term loan FRN 10.58s, 2014	1,000,000	945,000
Wesco Aircraft Hardware Corp. bank
term loan FRN 7.08s, 2013	2,479,875	2,316,617
		34,651,786

Commercial and Consumer Services (0.2%)
Buhrmann USA, Inc. bank term loan
FRN Ser. D-1, 7s, 2010	647,634	618,491

Communication Services (5.2%)
Alltel Communications, Inc. bank
term loan FRN Ser. B3, 5.866s, 2015	2,703,225	2,450,411
American Cellular Corp. bank term
loan FRN Ser. DD, 7.64s, 2013 (U)	506,250	503,086
Cricket Communications, Inc. bank
term loan FRN Ser. B, 7.83s, 2013	146,500	139,623
Crown Castle International Corp.
bank term loan FRN 6.644s, 2014	2,069,250	1,868,976
Hawaiian Telcom
Communications, Inc. bank term
loan FRN Ser. C, 7.08s, 2014	1,428,738	1,151,324
Intelsat, Ltd. bank term loan FRN
5.644s, 2014 (Bermuda)	2,000,000	1,976,666
Intelsat, Ltd. bank term loan FRN
Ser. B, 4.894s, 2013 (Bermuda)	1,629,017	1,496,660
Level 3 Communications, Inc. bank
term loan FRN 6.273s, 2014	2,650,000	2,285,625

SENIOR LOANS (85.2%)* (c) continued

	Principal amount	Value

Communication Services continued
MetroPCS Wireless, Inc. bank term
loan FRN 6.097s, 2013	$765,000	$699,784
PAETEC Holding Corp. bank term
loan FRN Ser. B1, 5.813s, 2013	1,410,000	1,270,175
PanAmSat Corp. bank term loan FRN
Ser. B, 5.144s, 2013	108,212	98,292
Time Warner Telecom, Inc. bank
term loan FRN Ser. B, 5.28s, 2013	2,154,000	1,990,296
West Corp. bank term loan FRN
5.755s, 2013	4,688,161	3,976,733
		19,907,651

Consumer (0.4%)
Yankee Candle Co., Inc. bank term
loan FRN 6.831s, 2014	1,938,865	1,705,232

Consumer Cyclicals (1.0%)
Aramark Corp. bank term loan FRN
4.83s, 2014	238,459	220,656
Aramark Corp. bank term loan FRN
Ser. B, 6.83s, 2014	3,753,509	3,473,275
		3,693,931

Consumer Goods (1.7%)
Jarden Corp. bank term loan FRN
Ser. B1, 6.58s, 2012	1,984,659	1,817,616
Jarden Corp. bank term loan FRN
Ser. B2, 6.58s, 2012	1,984,733	1,817,684
Prestige Brands, Inc. bank term
loan FRN Ser. B, 6.978s, 2011	1,208,016	1,117,415
Spectrum Brands, Inc. bank term
loan FRN 2.994s, 2013	98,410	90,639
Spectrum Brands, Inc. bank term
loan FRN Ser. B1, 7.813s, 2013	1,943,880	1,736,857
		6,580,211

Energy (4.7%)
CR Gas Storage bank term loan FRN
7.323s, 2013	105,654	98,522
CR Gas Storage bank term loan FRN
Ser. DD, 6.808s, 2013	71,569	66,738
CR Gas Storage bank term loan FRN
6.741s, 2013	99,850	93,110
CR Gas Storage bank term loan FRN
Ser. B, 7.323s, 2013	649,572	605,726
Energy Solutions, Inc. bank term
loan FRN Ser. A, 5.366s, 2013	69,338	63,444
Energy Transfer Equity, LP bank
term loan FRN Ser. B, 4.878s, 2012	2,775,000	2,589,999
Enterprise GP Holdings, LP bank
term loan FRN 6.237s, 2014	2,060,000	1,987,900
EPCO Holding, Inc. bank term loan
FRN Ser. A, 4.866s, 2012	2,325,000	2,243,625
Hercules Offshore, Inc. bank term
loan FRN Ser. B, 6.58s, 2013	810,925	746,558
IFM Holding Co. bank term loan FRN
7.09s, 2014	342,413	321,868
MEG Energy Corp. bank term loan
FRN 6.83s, 2013 (Canada)	1,817,625	1,651,312

24

SENIOR LOANS (85.2%)* (c) continued

	Principal amount	Value

Energy continued
MEG Energy Corp. bank term loan
FRN Ser. DD, 6.991s, 2013
(Canada) (U)	$1,349,421	$1,216,729
Petroleum Geo-Services ASA bank
term loan FRN 6.58s, 2015 (Norway)	1,164,725	1,081,253
Sandridge Energy bank term loan
FRN 8.354s, 2014	425,000	384,625
Targa Resources, Inc. bank term
loan FRN 6.903s, 2012	1,035,552	965,134
Targa Resources, Inc. bank term
loan FRN 4.705s, 2012	581,036	541,526
Western Refining, Inc. bank term
loan FRN Ser. B, 4.994s, 2014	3,649,518	3,284,566
		17,942,635

Entertainment (3.6%)
Cinemark, Inc. bank term loan FRN
5.34s, 2013	3,688,101	3,250,139
MGM Studios, Inc. bank term loan
FRN Ser. B, 8.108s, 2011	2,259,750	1,856,762
National Cinemedia, Inc. bank term
loan FRN 6.87s, 2015	2,260,000	1,927,357
Regal Cinemas, Inc. bank term loan
FRN Ser. B, 6.33s, 2010	2,984,887	2,675,205
Six Flags Theme Parks bank term
loan FRN 5.374s, 2015	3,363,100	2,837,616
Universal City Development
Partners bank term loan FRN
Ser. B, 5.713s, 2011	1,316,487	1,198,003
		13,745,082

Financial (2.0%)
Hub International, Ltd. bank term
loan FRN Ser. B, 7.33s, 2014	942,974	810,958
Hub International, Ltd. bank term
loan FRN Ser. DD, 7.338s, 2014 (U)	211,708	182,069
LNR Property Corp. bank term loan
FRN Ser. B, 5.86s, 2011	1,276,000	1,039,940
Nuveen Investments, Inc. bank term
loan FRN Ser. B, 7.29s, 2014	1,455,000	1,344,966
Realogy Corp. bank term loan FRN
5.32s, 2013	812,583	679,523
Realogy Corp. bank term loan FRN
Ser. B, 7.505s, 2013	3,018,167	2,523,942
Tishman Speyer Real Estate bank
term loan FRN 4.92s, 2012	1,150,000	966,000
		7,547,398

Food (1.7%)
Chiquita Brands, LLC bank term
loan FRN Ser. C, 6 1/8s, 2012	888,168	870,960
Dean Foods Co. bank term loan FRN
Ser. B, 6.58s, 2014	4,069,250	3,711,282
Del Monte Corp. bank term loan FRN
Ser. B, 4.715s, 2012	1,199,230	1,174,578
Pinnacle Foods Holding Corp. bank
term loan FRN Ser. B, 7.483s, 2014	1,024,800	901,184
		6,658,004

SENIOR LOANS (85.2%)* (c) continued

	Principal amount	Value

Gaming & Lottery (3.4%)
CCM Merger, Inc. bank term loan
FRN Ser. B, 6.997s, 2012	$2,682,123	$2,320,037
Golden Nugget, Inc. bank term loan
FRN Ser. B, 5 1/8s, 2014	938,636	807,227
Golden Nugget, Inc. bank term loan
FRN Ser. DD, 1 3/4s, 2014 (U)	536,364	461,273
Green Valley Ranch Gaming, LLC
bank term loan FRN Ser. B,
6.992s, 2014	3,636,024	2,908,819
Isle of Capri Casinos, Inc. bank
term loan FRN 6.58s, 2014	1,469,088	1,256,070
Isle of Capri Casinos, Inc. bank
term loan FRN Ser. A, 4 7/8s, 2014	442,941	378,715
Isle of Capri Casinos, Inc. bank
term loan FRN Ser. B, 6.58s, 2014	587,635	502,428
Seminole Tribe of Florida bank
term loan FRN Ser. B1, 5.565s, 2014	117,733	110,963
Seminole Tribe of Florida bank
term loan FRN Ser. B2, 6.688s, 2014	423,626	399,268
Seminole Tribe of Florida bank
term loan FRN Ser. B3, 5.563s, 2014	433,198	408,289
Tropicana Entertainment bank term
loan FRN Ser. B, 7 1/4s, 2011	3,506,285	3,431,290
		12,984,379

Health Care (9.2%)
Accellent, Inc. bank term loan FRN
Ser. B, 5.59s, 2012	1,160,209	969,741
Carestream Health, Inc. bank term
loan FRN 5.755s, 2013	3,491,225	2,871,533
Community Health Systems, Inc.
bank term loan FRN Ser. B,
7.331s, 2014	3,727,548	3,405,738
Community Health Systems, Inc.
bank term loan FRN Ser. DD, 0.5s,
2014 (U)	205,801	188,033
CRC Health Corp. bank term loan
FRN 7.093s, 2013	756,337	673,140
CRC Health Corp. bank term loan
FRN 7.093s, 2013	1,277,331	1,136,825
Fenwal Controls of Japan, Ltd.
bank term loan FRN 7.331s,
2014 (Japan)	2,807,357	2,421,346
Fenwal Controls of Japan, Ltd.
bank term loan FRN Ser. DD, 0.5s,
2014 (Japan) (U)	471,429	406,607
HCA, Inc. bank term loan FRN
Ser. B, 7.08s, 2013	4,690,625	4,310,970
Health Management Associates, Inc.
bank term loan FRN 6.559s, 2014	2,382,208	2,047,210
Healthsouth Corp. bank term loan
FRN Ser. B, 5.671s, 2013	965,878	885,656
IASIS Healthcare, LLC/IASIS
Capital Corp. bank term loan FRN
Ser. DD, 7.151s, 2014 (U)	798,887	695,032
IASIS Healthcare, LLC/IASIS
Capital Corp. bank term loan FRN
7.62s, 2014	213,037	185,342

25

SENIOR LOANS (85.2%)*.(c) continued

	Principal amount	Value

Health Care continued
IASIS Healthcare, LLC/IASIS
Capital Corp. bank term loan FRN
Ser. B, 5.248s, 2014	$2,320,541	$2,018,870
Magellan Health Services, Inc.
bank term loan FRN 5.6s, 2008	360,360	349,550
Magellan Health Services, Inc.
bank term loan FRN Ser. B,
6.741s, 2008	90,090	87,387
Mylan, Inc. bank term loan FRN
Ser. B, 7.098s, 2014	1,890,000	1,823,325
Psychiatric Solutions, Inc. bank
term loan FRN Ser. B, 6.173s, 2012	1,727,410	1,584,899
Select Medical Corp. bank term
loan FRN Ser. B, 5.149s, 2012	734,811	660,411
Sun Healthcare Group, Inc. bank
term loan FRN Ser. DD, 5.901s, 2014	279,310	251,379
Sun Healthcare Group, Inc. bank
term loan FRN 5.26s, 2014	434,483	391,034
Sun Healthcare Group, Inc. bank
term loan FRN Ser. B, 5.918s, 2014	1,914,253	1,722,828
Surgical Care Affiliates, Inc. bank
term loan FRN Ser. B, 7.08s, 2015	2,606,900	2,137,658
United Surgical Partners
International, Inc. bank term
loan FRN 5.49s, 2014	1,831,323	1,629,877
United Surgical Partners
International, Inc. bank term
loan FRN Ser. DD, 7.133s, 2014 (U)	354,839	315,806
Vanguard Health Systems, Inc. bank
term loan FRN 5.521s, 2011	2,199,260	2,028,817
		35,199,014

Homebuilding (0.3%)
Standard-Pacific Corp. bank term
loan FRN Ser. B, 4.815s, 2013	1,259,820	1,022,554

Household Furniture and Appliances (0.6%)
National Bedding Co. bank term
loan FRN 8.261s, 2012	1,350,000	985,500
National Bedding Co. bank term
loan FRN 5.969s, 2011	1,755,380	1,456,965
		2,442,465

Media (2.9%)
Affinion Group, Inc. bank term
loan FRN Ser. B, 5.572s, 2013	1,764,757	1,611,811
Idearc, Inc. bank term loan FRN
Ser. B, 6.83s, 2014	5,124,120	4,215,655
R.H. Donnelley, Inc. bank term
loan FRN Ser. D1, 5.573s, 2011	250,059	230,523
VNU Group BV bank term loan FRN
Ser. B, 5.346s, 2013 (Netherlands)	4,655,821	4,101,001
Warner Music Group bank term loan
FRN Ser. B, 6.198s, 2011	1,162,280	1,044,114
		11,203,104

SENIOR LOANS (85.2%)*.(c) continued

	Principal amount	Value

Publishing (4.4%)
Cenveo, Inc. bank term loan FRN
Ser. C, 6.66s, 2014	$3,401,176	$2,959,024
Cenveo, Inc. bank term loan FRN
Ser. DD, 6.66s, 2014	113,332	98,598
GateHouse Media, Inc. bank term
loan FRN Ser. B, 7.41s, 2014	175,000	124,250
GateHouse Media, Inc. bank term
loan FRN Ser. B, 7.07s, 2014	2,694,565	1,907,752
GateHouse Media, Inc. bank term
loan FRN Ser. DD, 6 1/2s, 2014	1,005,435	711,848
Penton Media, Inc. bank term loan
FRN 5.518s, 2013	2,084,250	1,646,558
Quebecor, Inc. bank term loan FRN
Ser. B, 6.258s, 2013 (Canada)	2,446,269	2,226,105
Reader’s Digest Association, Inc.
(The) bank term loan FRN Ser. B,
7.187s, 2014	4,077,889	3,299,012
Tribune Co. bank term loan FRN
Ser. B, 7.91s, 2014	5,248,625	3,826,248
		16,799,395

Restaurants (0.2%)
NPC International, Inc. bank term
loan FRN Ser. B, 5.519s, 2013	1,040,000	894,400

Retail (2.1%)
Adesa, Inc. bank term loan FRN
7.08s, 2013	2,368,923	2,116,633
Claire’s Stores, Inc. bank term
loan FRN 6.472s, 2014	1,345,175	1,053,945
J Crew Operating Corp. bank term
loan FRN Ser. B, 5.969s, 2013	210,526	198,947
Michaels Stores, Inc. bank term
loan FRN Ser. B, 5.432s, 2013	3,905,339	3,352,378
Neiman Marcus Group, Inc. bank
term loan FRN Ser. B, 6.602s, 2013	1,258,523	1,161,662
		7,883,565

Technology (6.0%)
Activant Solutions Holdings, Inc.
bank term loan FRN Ser. B,
6.771s, 2013	2,988,391	2,525,190
Affiliated Computer Services, Inc.
bank term loan FRN Ser. B,
5.124s, 2013	156,000	146,597
Affiliated Computer Services, Inc.
bank term loan FRN Ser. B2,
5.223s, 2013	394,000	370,250
AMI Semiconductor, Inc. bank term
loan FRN 6.83s, 2012	2,125,452	2,104,197
Aspect Software, Inc. bank term
loan FRN 7.938s, 2011	799,547	719,593
Compucom Systems, Inc. bank term
loan FRN 6.78s, 2014	1,885,275	1,668,468
Flextronics International, Ltd.
bank term loan FRN Ser. B,
7.455s, 2014 (Singapore)	241,582	224,269

26

SENIOR LOANS (85.2%)* (c) continued

	Principal amount	Value

Technology continued
Flextronics International, Ltd.
bank term loan FRN Ser. B,
7.394s, 2014 (Singapore)	$840,705	$780,455
Freescale Semiconductor, Inc. bank
term loan FRN Ser. B, 5.014s, 2013	997,481	844,617
JDA Software Group, Inc. bank term
loan FRN Ser. B, 6.931s, 2013	682,714	658,819
ON Semiconductor Corp. bank term
loan FRN 6.58s, 2013	694,750	611,380
Open Solutions, Inc. bank term
loan FRN Ser. B, 5.845s, 2014	2,188,568	1,838,397
Orbitz Worldwide, Inc. bank term
loan FRN Ser. B, 7.053s, 2014	1,715,700	1,484,081
Reynolds & Reynolds Co. (The) bank
term loan FRN 6.843s, 2012	2,116,743	1,852,151
Sabre Holdings Corp. bank term
loan FRN 5.244s, 2014	3,741,459	3,102,860
SS&C Technologies, Inc. bank term
loan FRN Ser. B, 6.83s, 2012	1,833,964	1,650,568
SunGard Data Systems, Inc. bank
term loan FRN 5.162s, 2014	398,971	367,469
Travelport bank term loan FRN
7.33s, 2013	236,438	206,514
Travelport bank term loan FRN
Ser. B, 7.08s, 2013	1,178,358	1,029,223
TTM Technologies, Inc. bank term
loan FRN 5.572s, 2012	1,060,000	975,200
		23,160,298

Textiles (1.0%)
Hanesbrands, Inc. bank term loan
FRN 6.994s, 2014	1,000,000	952,500
Hanesbrands, Inc. bank term loan
FRN 4.998s, 2013	1,778,170	1,692,040
Levi Strauss & Co. bank term loan
FRN 5.431s, 2014	1,400,000	1,152,666
		3,797,206

Tire & Rubber (0.8%)
Cooper-Standard Automotive, Inc.
bank term loan FRN Ser. D,
7 3/8s, 2012	637,000	563,745
Cooper-Standard Automotive, Inc.
bank term loan FRN Ser. B,
7 3/8s, 2012	223,443	197,747
Cooper-Standard Automotive, Inc.
bank term loan FRN Ser. C,
7 3/8s, 2012	558,435	494,215
Goodyear Tire & Rubber Co. (The)
bank term loan FRN 6.43s, 2010	2,000,000	1,817,500
		3,073,207

Transportation (1.4%)
Delta Airlines, Inc. bank term
loan FRN 6.832s, 2012	2,457,000	2,088,450
Navistar Financial Corp. bank term
loan FRN 5.957s, 2012	361,333	322,038

SENIOR LOANS (85.2%)* (c) continued

	Principal amount	Value

Transportation continued
Navistar International Corp. bank
term loan FRN 6.501s, 2012	$993,667	$885,605
UAL Corp. bank term loan FRN
Ser. B, 6.529s, 2014	2,635,222	2,210,293
		5,506,386

Utilities & Power (4.2%)
Dynegy Holdings, Inc. bank term
loan FRN 6.04s, 2013	311,984	279,538
Dynegy Holdings, Inc. bank term
loan FRN 4.761s, 2013	3,512,234	3,146,962
Energy Future Holdings Corp. bank
term loan FRN Ser. B2, 6.579s, 2014	1,139,638	1,039,444
Energy Future Holdings Corp. bank
term loan FRN Ser. B3, 6.583s, 2014	1,049,863	957,165
Mirant North America, LLC bank
term loan FRN 5.021s, 2013	1,575,879	1,480,669
NRG Energy, Inc. bank term loan
FRN 7.84s, 2014 (U)	1,077,734	992,862
NRG Energy, Inc. bank term loan
FRN 6.58s, 2014	1,299,420	1,193,399
NRG Energy, Inc. bank term loan
FRN 6.58s, 2014	2,814,450	2,584,816
Reliant Energy, Inc. bank term
loan FRN 3.144s, 2014	2,435,000	2,175,266
TPF Generation Holdings, LLC bank
term loan FRN 7.36s, 2013	132,138	114,877
TPF Generation Holdings, LLC bank
term loan FRN 5.26s, 2013	421,520	366,459
TPF Generation Holdings, LLC bank
term loan FRN Ser. B, 6.83s, 2013	2,136,325	1,857,267
		16,188,724

Total senior loans (cost $369,920,784)		$326,466,698

CORPORATE BONDS AND NOTES (6.4%)*

	Principal amount	Value

Basic Materials (0.7%)
Builders FirstSource, Inc. company
guaranty sr. sec. FRN 7.315s, 2012 $	655,000	$478,150
Clondalkin Acquisition BV 144A
company guaranty sr. sec. notes
FRN 6.991s, 2013 (Netherlands)	265,000	217,631
Freeport-McMoRan Copper &
Gold, Inc. sr. unsec. notes FRN 8.394s,	1,000,000	960,000
2015 Hexion U.S. Finance Corp./Hexion
Nova Scotia Finance, ULC sec. FRN
7.565s, 2014	1,000,000	895,000
		2,550,781

Capital Goods (0.4%)
Berry Plastics Holding Corp. sec.
FRN 8.866s, 2014	1,000,000	790,000
General Cable Corp. company
guaranty sr. unsec. notes
FRN 7.104s, 2015	1,000,000	860,000
		1,650,000

27

CORPORATE BONDS AND NOTES (6.4%)* continued

	Principal amount	Value

Communication Services (0.9%)
Centennial Communications Corp.
sr. unsec. notes FRN 10.479s, 2013 $	750,000	$690,000
iPCS, Inc. company guaranty sr.
sec. notes FRN 5.364s, 2013	440,000	352,000
Level 3 Financing, Inc. 144A
company guaranty FRN 6.704s, 2015	1,000,000	705,000
Qwest Corp. sr. notes FRN
8.241s, 2013	1,250,000	1,203,125
Rural Cellular Corp. FRN
sr. unsec. sub. notes 8.124s, 2013	460,000	462,300
		3,412,425

Consumer Cyclicals (1.5%)
Aramark Corp. company guaranty FRN
6.739s, 2015	1,000,000	875,000
Autonation, Inc. company guaranty sr.
unsec. notes FRN 6.258s, 2013	1,000,000	820,000
Ford Motor Credit Co., LLC
sr. unsec. FRN 7.127s, 2012	2,200,000	1,790,886
Harry & David Holdings, Inc.
company guaranty sr. unsec. notes
FRN 8.076s, 2012	500,000	465,000
MGM Mirage, Inc. company
guaranty 8 1/2s, 2010	1,000,000	1,033,750
Seminole Hard Rock Entertainment, Inc.
144A sr. sec. notes FRN 7.491s, 2014	1,090,000	839,300
		5,823,936

Consumer Staples (0.2%)
Universal City Florida Holding Co.
sr. unsec. notes FRN 7.989s, 2010	670,000	644,038

Financial (0.3%)
GMAC, LLC unsub. notes FRN
4.315s, 2009	1,000,000	937,275
USI Holdings Corp. 144A
sr. unsec. notes FRN 6.94s, 2014	190,000	148,438
		1,085,713

Health Care (0.6%)
Health Management Associates, Inc.
sr. notes 6 1/8s, 2016	2,555,000	2,133,425
US Oncology Holdings, Inc. sr. unsec.
notes FRN 10.759s, 2012 ‡‡	490,000	377,300
		2,510,725

CORPORATE BONDS AND NOTES (6.4%)* continued

	Principal amount	Value

Technology (1.5%)
Freescale Semiconductor, Inc.
sr. unsec. FRN 8.866s, 2014	$2,750,000	$1,959,375
Nortel Networks, Ltd. company
guaranty sr. unsec. notes FRN 8.508s,
2011 (Canada)	750,000	648,750
NXP BV/NXP Funding, LLC company
guaranty sr. sec. notes FRN
7.008s, 2013 (Netherlands)	4,035,000	3,258,263
		5,866,388

Utilities & Power (0.3%)
Teco Energy, Inc. sr. notes FRN
5.239s, 2010	1,000,000	1,005,000

Total corporate bonds and notes (cost $28,984,678)		$24,549,006

SHORT-TERM INVESTMENTS (4.5%)*

Principal amount/shares		Value

Atlantis One Funding Corp. for an
effective yield of 3.29%,
March 31, 2008 (Netherlands)	$2,000,000	$1,994,550
Citigroup Funding, Inc. for an
effective yield of 3.20%, May 21, 2008	3,000,000	2,979,270
Old Line Funding Corp. for an
effective yield of 3.27%, April 14, 2008	2,000,000	1,992,056
Ranger Funding Co., LLC for an
effective yield of 5.16%, March 10, 2008	1,838,000	1,835,680
Thunder Bay Funding, Inc. for an
effective yield of 3.41%, March 3, 2008	3,000,000	2,999,433
U.S. Treasury Bills 3.97%,
March 27, 2008 #	9,000	8,975
Putnam Prime Money Market Fund (e)	5,314,009	5,314,009

Total short-term investments (cost $17,123,973)		$17,123,973

TOTAL INVESTMENTS

Total investments (cost $416,029,435)		$368,139,677

   * Percentages indicated are based on net assets of $383,000,894.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

 # This security was pledged and segregated with the custodian to cover margin requirements for futures contracts at February 29, 2008.

(c) Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at February 29, 2008. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

(U) These securities, in part or in entirety, represent unfunded loan commitments (Note 7).

At February 29, 2008, liquid assets totaling $7,656,000 have been designated as collateral for open swap contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on Floating Rate Notes (FRN) are the current interest rates at February 29, 2008.

The dates shown on debt obligations are the original maturity dates.

28

FUTURES CONTRACTS OUTSTANDING at 2/29/08

	Number of		Expiration	Unrealized
	contracts	Value	date	depreciation

U.S. Treasury Note 2 yr (Short)	8	$1,719,375	Jun-08	$(12,672)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 2/29/08

		Payments	Payments
Swap counterparty /	Termination	made by	received by	Unrealized
Notional amount	date	fund per annum	fund per annum	depreciation

Citibank, N.A., New York
$2,140,000	1/23/17	5.2675%	3 month USD-LIBOR-BBA	$(191,771)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 2/29/08

	Upfront			Fixed payments	Unrealized
Swap counterparty /	premium	Notional	Termination	received (paid) by	appreciation/
Referenced debt*	received (paid)**	amount	date	fund per annum	(depreciation)

Bank of America, N.A.
Idearc, Inc. T/L B	$—	$5,150,000	6/20/12	(152 bp)	$ 662,393

Bear Stearns Credit Products, Inc.
Claire’s Stores, 9 5/8%, 6/1/15	—	235,000	6/20/12	230 bp	(34,157)

Credit Suisse International
Harrahs Operating Co.,
Inc., 5 5/8%, 6/1/15	—	560,000	3/20/09	600 bp	(4,306)

JPMorgan Chase Bank, N.A.
Idearc, Inc. T/L B L	—	5,150,000	6/20/12	79 bp	(762,149)

Lehman Brothers Special Financing, Inc.
Harrahs Operating Co.,
Inc., 5 5/8%, 6/1/15	—	395,000	3/20/09	610 bp	(2,664)

Tenet Healthcare Corp.,
7 3/8%,2/1/13	—	170,000	12/20/08	365 bp	(146)

HCA, Inc., T/L Bank Loan	—	146,000	3/20/09	225 bp	(81)

Advanced Micro Devices,
7 3/4%, 11/1/12	—	1,000,000	3/20/09	675 bp	(6,460)

Total					$(147,570)

  * Payments related to the reference debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

The accompanying notes are an integral part of these financial statements.

29

Statement of assets and liabilities 2/29/08

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $410,715,426)	$362,825,668
Affiliated issuers (identified cost $5,314,009) (Note 5)	5,314,009

Cash	2,210,263

Interest and other receivables	3,901,096

Receivable for shares of the fund sold	1,327,119

Receivable for securities sold	17,825,615

Receivable for sales of delayed delivery securities (Notes 1, 6 and 7)	773,070

Receivable from Manager (Note 2)	33,583

Unrealized appreciation on swap contracts (Note 1)	662,393

Total assets	394,872,816

LIABILITIES

Payable for variation margin (Note 1)	7,316

Distributions payable to shareholders	901,841

Payable for purchases of delayed delivery securities (Notes 1, 6 and 7)	5,141,884

Payable for shares of the fund repurchased	3,990,216

Payable for compensation of Manager (Notes 2 and 5)	414,897

Payable for investor servicing fees (Note 2)	42,997

Payable for Trustee compensation and expenses (Note 2)	33,947

Payable for administrative services (Note 2)	3,150

Payable for distribution fees (Note 2)	196,391

Unrealized depreciation on swap contracts (Note 1)	1,001,734

Other accrued expenses	137,549

Total liabilities	11,871,922

Net assets	$383,000,894

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$442,193,482

Distributions in excess of net investment income (Note 1)	(209,862)

Accumulated net realized loss on investments (Note 1)	(10,740,955)

Net unrealized depreciation of investments	(48,241,771)

Total — Representing net assets applicable to capital shares outstanding	$383,000,894

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($231,024,495 divided by 25,963,287 shares)	$8.90

Offering price per class A share (100/96.75 of $8.90)*	$9.20

Net asset value and offering price per class B share ($16,751,868 divided by 1,883,467 shares)**	$8.89

Net asset value and offering price per class C share ($88,517,335 divided by 9,952,920 shares)**	$8.89

Net asset value and redemption price per class M share ($5,637,366 divided by 633,629 shares)	$8.90

Offering price per class M share (100/98.00 of $8.90)*	$9.08

Net asset value, offering price and redemption price per class R share ($137,339 divided by 15,437 shares)	$8.90

Net asset value, offering price and redemption price per class Y share ($40,932,491 divided by 4,598,317 shares)	$8.90

  * On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

30

Statement of operations Year ended 2/29/08

INVESTMENT INCOME

Interest (including interest income of $2,235,565 from investments in affiliated issuers) (Note 5)	$ 39,514,705

EXPENSES

Compensation of Manager (Note 2)	3,367,965

Investor servicing fees (Note 2)	516,657

Custodian fees (Note 2)	28,860

Trustee compensation and expenses (Note 2)	40,450

Administrative services (Note 2)	17,535

Distribution fees — Class A (Note 2)	841,347

Distribution fees — Class B (Note 2)	221,266

Distribution fees — Class C (Note 2)	1,211,038

Distribution fees — Class M (Note 2)	27,001

Distribution fees — Class R (Note 2)	4,137

Other	261,480

Fees waived and reimbursed by Manager (Notes 2 and 5)	(87,958)

Total expenses	6,449,778

Expense reduction (Note 2)	(191,902)

Net expenses	6,257,876

Net investment income	33,256,829

Net realized loss on investments (Notes 1 and 3)	(8,537,736)

Net realized loss on swap contracts (Note 1)	(777,316)

Net realized loss on futures contracts (Note 1)	(90,241)

Net unrealized depreciation of investments, futures contracts and swap contracts during the year	(50,494,916)

Net loss on investments	(59,900,209)

Net decrease in net assets resulting from operations	$(26,643,380)

The accompanying notes are an integral part of these financial statements.

31

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS

	Year ended	Year ended
	2/29/08	2/28/07

Operations:
Net investment income	$ 33,256,829	$ 28,528,102

Net realized loss on investments	(9,405,293)	(663,183)

Net unrealized appreciation (depreciation) of investments	(50,494,916)	1,127,387

Net increase (decrease) in net assets resulting from operations	(26,643,380)	28,992,306

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class A	(22,530,040)	(20,040,201)

Class B	(1,586,378)	(1,601,470)

Class C	(7,219,693)	(5,288,799)

Class M	(445,334)	(576,816)

Class R	(50,505)	(88,158)

Class Y	(2,365,286)	(262,159)

Redemption fees (Note 1)	12,217	5,634

Increase (decrease) from capital share transactions (Note 4)	(51,025,101)	106,752,631

Total increase (decrease) in net assets	(111,853,500)	107,892,968

NET ASSETS

Beginning of year	494,854,394	386,961,426

End of year (including distributions in excess of net investment income of $209,862 and undistributed
net investment income of $685,413, respectively)	$ 383,000,894	$494,854,394

The accompanying notes are an integral part of these financial statements.

32

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33

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

			Net						Total			Ratio of net
	Net asset		realized and	Total	From			Net asset	return	Net	Ratio of	investment
	value,	Net	unrealized	from	net			value,	at net	assets,	expenses to	income (loss)	Portfolio
	beginning	investment	gain (loss) on	investment	investment	Total	Redemption	end	asset	end of period	average net	to average	turnover
Period ended	of period	income (loss)(a,d)	investments	operations	income	distributions	fees	of period	value (%)(b)	(in thousands)	assets (%)(c,d)	net assets (%)	(%)

CLASS A
February 29, 2008	$10.03	.64	(1.12)	(.48)	(.65)	(.65)	—(e)	$8.90	(5.04)	$231,024	1.04	6.53	65.32
February 28, 2007	10.01	.62	—(e)	.62	(.60)	(.60)	—(e)	10.03	6.43	341,400	1.04	6.20	89.22
February 28, 2006	10.04	.47	(.05)	.42	(.45)	(.45)	—(e)	10.01	4.32	263,864	1.09	4.66	59.85
February 28, 2005†	10.00	.17	.04	.21	(.17)	(.17)	—	10.04	2.09*	89,085	.63*	1.73*	51.36*

CLASS B
February 29, 2008	$10.03	.58	(1.12)	(.54)	(.60)	(.60)	—(e)	$8.89	(5.71)	$16,752	1.64	5.93	65.32
February 28, 2007	10.01	.56	—(e)	.56	(.54)	(.54)	—(e)	10.03	5.80	28,576	1.64	5.57	89.22
February 28, 2006	10.03	.40	(.03)	.37	(.39)	(.39)	—(e)	10.01	3.81	25,633	1.69	4.02	59.85
February 28, 2005††	9.95	.12	.08	.20	(.12)	(.12)	—	10.03	1.99*	8,961	.83*	1.31*	51.36*

CLASS C
February 29, 2008	$10.03	.56	(1.12)	(.56)	(.58)	(.58)	—(e)	$8.89	(5.87)	$88,517	1.79	5.80	65.32
February 28, 2007	10.01	.55	—(e)	.55	(.53)	(.53)	—(e)	10.03	5.67	114,234	1.79	5.48	89.22
February 28, 2006	10.03	.40	(.04)	.36	(.38)	(.38)	—(e)	10.01	3.66	76,554	1.84	3.92	59.85
February 28, 2005††	9.95	.10	.09	.19	(.11)	(.11)	—	10.03	1.92*	24,467	.90*	1.25*	51.36*

CLASS M
February 29, 2008	$10.03	.62	(1.11)	(.49)	(.64)	(.64)	—(e)	$8.90	(5.19)	$5,637	1.19	6.41	65.32
February 28, 2007	10.01	.59	.02	.61	(.59)	(.59)	—(e)	10.03	6.27	6,767	1.19	5.89	89.22
February 28, 2006	10.03	.41	.01(f)	.42	(.44)	(.44)	—(e)	10.01	4.31	14,928	1.24	4.23	59.85
February 28, 2005††	9.95	.12	.10	.22	(.14)	(.14)	—	10.03	2.22*	21,834	.61*	1.57*	51.36*

CLASS R
February 29, 2008	$10.03	.60	(1.10)	(.50)	(.63)	(.63)	—(e)	$8.90	(5.26)	$137	1.29	6.05	65.32
February 28, 2007	10.01	.58	.02	.60	(.58)	(.58)	—(e)	10.03	6.18	353	1.29	5.78	89.22
February 28, 2006	10.03	.42	(.01)	.41	(.43)	(.43)	—(e)	10.01	4.17	235	1.34	4.25	59.85
February 28, 2005††	9.95	.14	.07	.21	(.13)	(.13)	—	10.03	2.17*	10	.66*	1.44*	51.36*

CLASS Y
February 29, 2008	$10.03	.66	(1.11)	(.45)	(.68)	(.68)	—(e)	$8.90	(4.82)	$40,932.79		6.89	65.32
February 28, 2007	10.01	.63	.02	.65	(.63)	(.63)	—(e)	10.03	6.73	3,524.79		6.29	89.22
February 28, 2006†††	10.01	.22	—(e)	.22	(.22)	(.22)	—(e)	10.01	2.19*	5,747	.34*	2.20*	59.85

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

34	35

Financial highlights (Continued)

     * Not annualized.

    † For the period August 4, 2004 (commencement of operations) to February 28, 2005.

  †† For the period September 7, 2004 (commencement of operations) to February 28, 2005.

††† For the period October 4, 2005 (commencement of operations) to February 28, 2006.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and/or waivers, the expenses of each class, as a percentage of its average net assets, reflect a reduction of the following amounts (Notes 2 and 5):

	2/29/08	2/28/07	2/28/06	2/28/05

Class A	0.02%	0.01%	0.03%	0.16%

Class B	0.02	0.01	0.03	0.14

Class C	0.02	0.01	0.03	0.14

Class M	0.02	0.01	0.04	0.14

Class R	0.02	0.01	0.03	0.14

Class Y	0.02	0.01	<0.01	—

(e) Amount represents less than $0.01 per share.

(f) The amount of net realized and unrealized gain shown for a share outstanding for the period ending February 28, 2006, does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of fund shares in relation to fluctuating market values of the investments of the portfolio.

The accompanying notes are an integral part of these financial statements.

36

Notes to financial statements 2/29/08

Note 1: Significant accounting policies

Putnam Floating Rate Income Fund (the “fund”) is a series of Putnam Funds Trust (the “trust”), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks high current income. Preservation of capital is a secondary goal. The fund will invest primarily in income-producing floating rate loans and other floating rate debt securities.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 3.25% and 2.00%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within four years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Senior loans are valued at fair value on the basis of valuations provided by an independent pricing service, approved by the Trustees. Such services use information with respect to transactions in senior loans, quotations from senior loan dealers, market transactions in comparable securities and various relationships between securities in determining value. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, a wholly-owned subsidiary of Putnam, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Certain investments, including certain restricted securities, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are recorded as income in the Statement of operations.

Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns, owned or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

37

Futures contracts are valued at the quoted daily settlement prices estab lished by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

D) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund’s exposure to interest rates. Interest rate swap contracts are marked-to-market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as a realized gain or loss. Certain interest rate swap contracts may include extended effective dates. Income related to these swap contracts is accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

E) Credit default contracts The fund may enter into credit default contracts where one party, the protection buyer, makes an upfront or periodic payment to a counterparty, the protection seller, in exchange for the right to receive a contingent payment. The maximum amount of the payment may equal the notional amount, at par, of the underlying index or security as a result of a related credit event. Payments are made upon a credit default event of the disclosed primary referenced obligation or all other equally ranked obligations of the reference entity. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked-to-market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses. In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities or that the counterparty may default on its obligation to perform. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. Credit default contracts outstanding at period end, if any, are listed after the fund’s portfolio.

F) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At February 29, 2008, the fund had a capital loss carryover of $3,093,778 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration

$ 55,084	February 28, 2013

259,624	February 28, 2014

768,240	February 28, 2015

2,010,830	February 28, 2016

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending February 28, 2009 $7,656,349 of losses recognized during the period November 1, 2007 to February 29, 2008.

G) Distributions to shareholders The fund declares a distribution each day based upon the projected net investment income, for a specified period, calculated as if earned pro-rata throughout the period on a daily basis. Such distributions are recorded daily and paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of post-October loss deferrals and dividends payable. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended February 29, 2008, the fund reclassified $45,132 to decrease distributions in excess of net investment income, with an increase to accumulated net realized loss of $45,132.

The tax basis components of distributable earnings and the federal tax cost as of February 29, 2008 were as follows:

Unrealized appreciation	$29,670
Unrealized depreciation	(47,923,491)
———————————————
Net unrealized depreciation	(47,893,821)
Undistributed ordinary income	541,514
Capital loss carryforward	(3,093,778)
Post-October loss	(7,656,349)
Cost for federal income tax purposes	$416,033,498

H) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services
and other transactions

Putnam Management is paid for management and investment advisory services monthly based on the average net assets of the fund. Such fee is

38

based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion, 0.38% of the next $5 billion, 0.37% of the next $5 billion, 0.36% of the next $5 billion, 0.35% of the next $5 billion, 0.34% of the next $5 billion, 0.33% of the next $8.5 billion and 0.32% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through June 30, 2009, to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper, Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses.

Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through February 28, 2009, to the extent that expenses of the fund (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, expense offset and brokerage service arrangements, payments under the fund’s distribution plans and expense reductions in connection with investments in Putnam Prime Money Market Fund) would exceed an annual rate of 0.85% of the fund’s average net assets.

For the year ended February 29, 2008, the fund’s expenses were limited to the lower of the limits specified above and accordingly, Putnam Management waived $52,957 of its management fee from the fund.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial services for the fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), an affiliate of Putnam Management, and by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings, transaction volumes and with respect to PFTC, certain fees related to the transition of assets to State Street. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund. Putnam Investor Services received fees for investor servicing, subject to certain limitations, based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the year ended February 29, 2008, the fund incurred $524,407 for custody and investor servicing agent functions provided by PFTC.

The fund has entered into expense offset arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. For the year ended February 29, 2008, the fund’s expenses were reduced by $191,902 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $361, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 0.85%, 1.00%, 0.40% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the year ended February 29, 2008, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $56,001 and $887 from the sale of class A and class M shares, respectively, and received $38,863 and $34,806 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended February 29, 2008, Putnam Retail Management Limited Partnership, acting as underwriter, received $32,948 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the year ended February 29, 2008, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $308,043,394 and $372,513,709, respectively. There were no purchases or sales of U.S. government securities.

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Note 4: Capital shares

At February 29, 2008, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount

Year ended 2/29/08:

Shares sold	18,840,765	$ 185,389,161

Shares issued in connection with
reinvestment of distributions	1,472,490	14,219,171

	20,313,255	199,608,332

Shares repurchased	(28,386,322)	(272,239,423)

Net decrease	(8,073,067)	$ (72,631,091)

Year ended 2/28/07:

Shares sold	25,134,460	$ 250,804,952

Shares issued in connection with
reinvestment of distributions	1,296,082	12,929,018

	26,430,542	263,733,970

Shares repurchased	(18,745,837)	(187,016,298)

Net increase	7,684,705	$ 76,717,672

CLASS B	Shares	Amount

Year ended 2/29/08:

Shares sold	919,519	$ 9,078,037

Shares issued in connection with
reinvestment of distributions	129,012	1,247,431

	1,048,531	10,325,468

Shares repurchased	(2,014,971)	(19,326,201)

Net decrease	(966,440)	$ (9,000,733)

Year ended 2/28/07:

Shares sold	1,683,035	$ 16,791,553

Shares issued in connection with
reinvestment of distributions	131,702	1,313,241

	1,814,737	18,104,794

Shares repurchased	(1,525,406)	(15,203,569)

Net increase	289,331	$ 2,901,225

CLASS C	Shares	Amount

Year ended 2/29/08:

Shares sold	5,756,465	$ 56,705,428

Shares issued in connection with
reinvestment of distributions	448,324	4,319,728

	6,204,789	61,025,156

Shares repurchased	(7,646,129)	(72,636,254)

Net decrease	(1,441,340)	$(11,611,098)

Year ended 2/28/07:

Shares sold	7,266,291	$ 72,463,608

Shares issued in connection with
reinvestment of distributions	325,802	3,248,770

	7,592,093	75,712,378

Shares repurchased	(3,846,382)	(38,338,211)

Net increase	3,745,711	$ 37,374,167

CLASS M	Shares	Amount

Year ended 2/29/08:

Shares sold	208,610	$ 2,037,368

Shares issued in connection with
reinvestment of distributions	37,917	365,280

	246,527	2,402,648

Shares repurchased	(287,619)	(2,750,661)

Net decrease	(41,092)	$ (348,013)

Year ended 2/28/07:

Shares sold	184,093	$ 1,837,941

Shares issued in connection with
reinvestment of distributions	48,935	488,242

	233,028	2,326,183

Shares repurchased	(1,049,456)	(10,479,055)

Net decrease	(816,428)	$ (8,152,872)

CLASS R	Shares	Amount

Year ended 2/29/08:

Shares sold	329,093	$ 3,293,229

Shares issued in connection with
reinvestment of distributions	4,942	48,748

	334,035	3,341,977

Shares repurchased	(353,841)	(3,474,095)

Net decrease	(19,806)	$ (132,118)

Year ended 2/28/07:

Shares sold	234,503	$ 2,346,948

Shares issued in connection with
reinvestment of distributions	8,733	86,980

	243,236	2,433,928

Shares repurchased	(231,449)	(2,305,312)

Net increase	11,787	$ 128,616

40

CLASS Y	Shares	Amount

Year ended 2/29/08:

Shares sold	6,772,291	$ 66,684,723

Shares issued in connection with
reinvestment of distributions	49,666	474,743

	6,821,957	67,159,466

Shares repurchased	(2,574,959)	(24,461,514)

Net increase	4,246,998	$ 42,697,952

Year ended 2/28/07:

Shares sold	155,036	$ 1,547,216

Shares issued in connection with
reinvestment of distributions	26,221	261,646

	181,257	1,808,862

Shares repurchased	(403,900)	(4,025,039)

Net decrease	(222,643)	$ (2,216,177)

Note 5: Investment in Putnam Prime Money Market Fund

The fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund are valued at its closing net asset value each business day. Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the year ended February 29, 2008, management fees paid were reduced by $35,001 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the Statement of operations and totaled $2,235,565 for the year ended February 29, 2008. During the year ended February 29, 2008, cost of purchases and proceeds of sales of investments in Putnam Prime Money Market Fund aggregated $361,926,902 and $390,322,362, respectively.

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7: Unfunded loan commitments

As of February 29, 2008, the fund had unfunded loan commitments of $4,259,380, which could be extended at the option of the borrower, pursuant to the following loan agreements with the following borrowers:

Unfunded
Borrower	commitments

American Cellular Corp.	$ 506,250
Community Health Systems, Inc.	205,801
Fenwal Controls of Japan, Ltd.	471,429
Golden Nugget, Inc.	536,364
Hub International, Ltd.	47,006
IASIS Healthcare, LLC / IASIS Capital Corp.	207,711
MEG Energy Corp.	906,428
NRG Energy, Inc.	1,077,734
United Surgical Partners International, Inc.	129,516
Univision Communications, Inc.	171,141
——————————
$4,259,380

Note 8: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the “SEC”) and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Payments from Putnam Management will be distributed to certain open-end Putnam funds and their shareholders. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 9: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. Upon adoption, the Interpretation did not have a material effect on the fund’s financial statements. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analysis of tax laws, regulations and interpretations thereof.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management does not believe the adoption of the Standard will impact the amounts reported in the financial statements; however, additional disclosures will be required about the inputs used to develop the measurements of fair value.

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Federal tax information (unaudited)

Federal tax information

The Form 1099 you receive in January 2009 will show the tax status of all distributions paid to your account in calendar 2008.

42

Shareholder meeting results (unaudited)

May 15, 2007 meeting

A proposal to approve a new management contract between the fund and Putnam Investment Management, LLC was approved as follows:

Votes for	Votes against	Abstentions

23,980,666	750,778	1,011,840

All tabulations are rounded to the nearest whole number.

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About the Trustees

Jameson A. Baxter	Trustee since 1994 and
Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., and the Mutual Fund Directors Forum.

Until 2007, she was a Director of Banta Corporation (a printing and supply chain management company), Ryerson, Inc. (a metals service corporation), and Advocate Health Care. Until 2004, she was a Director of BoardSource (formerly the National Center for Nonprofit Boards); and until 2002, she was a Director of Intermatic Corporation (a manufacturer of energy control products). She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years.

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President of and Consultant to First Boston Corporation and Vice President and Principal of the Regency Group. She is a graduate of Mount Holyoke College.

Charles B. Curtis Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues), and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and serves as Director of Edison International and Southern California Edison. Until 2006, Mr. Curtis served as a member of the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson LLP, an international law firm headquartered in Washington, D.C. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Robert J. Darretta Trustee since 2007

Mr. Darretta serves as Director of UnitedHealth Group, a diversified health-care company.

Until April 2007, Mr. Darretta was Vice Chairman of the Board of Directors of Johnson & Johnson, one of the world’s largest and most broadly based health-care companies. Prior to 2007, he had responsibility for Johnson & Johnson’s finance, investor relations, information technology, and procurement function. He served as Johnson & Johnson Chief Financial Officer for a decade, prior to which he spent two years as Treasurer of the corporation and over ten years leading various Johnson & Johnson operating companies.

Mr. Darretta received a B.S. in Economics from Villanova University.

Myra R. Drucker Trustee since 2004

Ms. Drucker is Chair of the Board of Trustees of Commonfund (a not-for-profit firm specializing in managing assets for educational endowments and foundations), Vice Chair of the Board of Trustees of Sarah Lawrence College, and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also a Director of New York Stock Exchange LLC (a wholly-owned subsidiary of NYSE Euronext), and a Director of Interactive Data Corporation (a provider of financial market data and analytics to financial institutions and investors).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years. She serves as an advisor to RCM Capital Management (an investment management firm) and to the Employee Benefits Investment Committee of The Boeing Company (an aerospace firm).

From November 2001 until August 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. From December 1992 to November 2001, Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a document company). Prior to December 1992, Ms. Drucker was Staff Vice President and Director of Trust Investments for International Paper (a paper and packaging company).

44

Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics, and portfolio theory at Temple University.

Charles E. Haldeman, Jr.	Trustee since 2004 and
President of the Funds since 2007

Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC (“Putnam Investments”) and President of the Putnam Funds. Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments’ Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President and Chief Operating Officer of United Asset Management. Mr. Haldeman was also a Partner and Director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves on the Board of Governors of the Investment Company Institute and as Chair of the Board of Trustees of Dartmouth College. He also serves on the Partners HealthCare Investment Committee, the Tuck School of Business Overseers, and the Harvard Business School Board of Dean’s Advisors. He is a graduate of Dartmouth College, Harvard Law School, and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

John A. Hill Trustee since 1985 and Chairman since 2000

John A. Hill is founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm specializing in the worldwide energy industry, with offices in Greenwich, Connecticut; Houston, Texas; London, England; and Shanghai, China. The firm’s investments on behalf of some of the nation’s largest pension and endowment funds are currently concentrated in 26 companies with annual revenues in excess of $13 billion, which employ over 100,000 people in 23 countries.

Mr. Hill is Chairman of the Board of Trustees of the Putnam Mutual Funds, a Director of Devon Energy Corporation and various private companies owned by First Reserve, and serves as a Trustee of Sarah Lawrence College where he chairs the Investment Committee.

Prior to forming First Reserve in 1983, Mr. Hill served as President of F. Eberstadt and Company, an investment banking and investment management firm. Between 1969 and 1976, Mr. Hill held various senior positions in Washington, D.C. with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Administrator of the Federal Energy Administration during the Ford Administration.

Mr. Hill was born and raised in Midland, Texas; received his B.A. in Economics from Southern Methodist University; and pursued graduate studies as a Woodrow Wilson Fellow.

Paul L. Joskow Trustee since 1997

Dr. Joskow is an economist and President of the Alfred P. Sloan Foundation (a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance). He is on leave from his position as the Elizabeth and James Killian Professor of Economics and Management at the Massachusetts Institute of Technology (MIT), where he has been on the faculty since 1972. Dr. Joskow was the Director of the Center for Energy and Environmental Policy Research at MIT from 1999 through 2007.

Dr. Joskow serves as a Director of TransCanada Corporation (an energy company focused on natural gas transmission and power services) and Exelon Corporation (an energy company focused on power services), and as a member of the Board of Overseers of the Boston Symphony Orchestra. Prior to August 2007, he served as a Director of National Grid (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure). Prior to July 2006, he served as President of the Yale University Council and continues to serve as a member of the Council. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution). Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published six books and numerous articles on industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition, and privatization policies — serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and MPhil from Yale University and a B.A. from Cornell University.

45

Elizabeth T. Kennan Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. She is a Trustee of the National Trust for Historic Preservation, of Centre College, and of Midway College in Midway, Kentucky. Until 2006, she was a member of The Trustees of Reservations. Prior to 2001, Dr. Kennan served on the oversight committee of the Folger Shakespeare Library. Prior to June 2005, she was a Director of Talbots, Inc., and she has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. Dr. Kennan has also served as President of Five Colleges Incorporated and as a Trustee of Notre Dame University, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history, and published numerous articles and two books. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda’s College at Oxford University, and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

Kenneth R. Leibler Trustee since 2006

Mr. Leibler is a Founding Partner and former Chairman of the Boston Options Exchange, an electronic marketplace for the trading of derivative securities.

Mr. Leibler currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston. He is also Lead Director of Ruder Finn Group, a global communications and advertising firm, and a Director of Northeast Utilities, which operates New England’s largest energy delivery system. Prior to December 2006, he served as a Director of the Optimum Funds group. Prior to October 2006, he served as a Director of ISO New England, the organization responsible for the operation of the electric generation system in the New England states. Prior to 2000, Mr. Leibler was a Director of the Investment Company Institute in Washington, D.C.

Prior to January 2005, Mr. Leibler served as Chairman and Chief Executive Officer of the Boston Stock Exchange. Prior to January 2000, he served as President and Chief Executive Officer of Liberty Financial Companies, a publicly traded diversified asset management organization. Prior to June 1990, Mr. Leibler served as President and Chief Operating Officer of the American Stock Exchange (AMEX), and at the time was the youngest person in AMEX history to hold the title of President. Prior to serving as AMEX President, he held the position of Chief Financial Officer, and headed its management and marketing operations. Mr. Leibler graduated magna cum laude with a degree in Economics from Syracuse University, where he was elected Phi Beta Kappa.

Robert E. Patterson Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, LP and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, Mr. Patterson was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government, and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

George Putnam, III Trustee since 1984

Mr. Putnam is Chairman of New Generation Research, Inc. (a publisher of financial advisory and other research services), and President of New Generation Advisers, Inc. (a registered investment adviser to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School and a Trustee of the Marine Biological Laboratory in Woods Hole, Massachusetts. Until 2006, he was a Trustee of Shore Country Day School, and until 2002, was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School, and Harvard Law School.

46

Richard B. Worley Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves as a Trustee of the University of Pennsylvania Medical Center, The Robert Wood Johnson Foundation (a philanthropic organization devoted to health-care issues), and the National Constitution Center. He is also a Director of The Colonial Williamsburg Foundation (a historical preservation organization), and the Philadelphia Orchestra Association. Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as President, Chief Executive Officer, and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm that was acquired by Morgan Stanley in 1996.

Mr. Worley holds a B.S. degree from the University of Tennessee and pursued graduate studies in economics at the University of Texas.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of February 29, 2008, there were 99 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustee who is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. Mr. Haldeman is the President of your fund and each of the other Putnam funds, and is President and Chief Executive Officer of Putnam Investments.

47

Officers

In addition to Charles E. Haldeman, Jr., the other officers of the fund are shown below:

Charles E. Porter (Born 1938)	Francis J. McNamara, III (Born 1955)
Executive Vice President, Principal Executive Officer, Associate	Vice President and Chief Legal Officer
Treasurer, and Compliance Liaison	Since 2004
Since 1989
Senior Managing Director, Putnam Investments, Putnam Management
Jonathan S. Horwitz (Born 1955)	and Putnam Retail Management. Prior to 2004, General Counsel,
Senior Vice President and Treasurer	State Street Research & Management Company
Since 2004
Robert R. Leveille (Born 1969)
Prior to 2004, Managing Director,	Vice President and Chief Compliance Officer
Putnam Investments	Since 2007

Steven D. Krichmar (Born 1958)	Managing Director, Putnam Investments, Putnam Management,
Vice President and Principal Financial Officer	and Putnam Retail Management. Prior to 2004, member of Bell
Since 2002	Boyd & Lloyd LLC. Prior to 2003, Vice President and Senior Counsel,
Liberty Funds Group LLC
Senior Managing Director, Putnam Investments
Mark C. Trenchard (Born 1962)
Janet C. Smith (Born 1965)	Vice President and BSA Compliance Officer
Vice President, Principal Accounting Officer and Assistant Treasurer	Since 2002
Since 2007
Managing Director, Putnam Investments
Managing Director, Putnam Investments and Putnam Management
Judith Cohen (Born 1945)
Susan G. Malloy (Born 1957)	Vice President, Clerk and Assistant Treasurer
Vice President and Assistant Treasurer	Since 1993
Since 2007
Wanda M. McManus (Born 1947)
Managing Director, Putnam Investments	Vice President, Senior Associate Treasurer and Assistant Clerk
Since 2005
Beth S. Mazor (Born 1958)
Vice President	Nancy E. Florek (Born 1957)
Since 2002	Vice President, Assistant Clerk, Assistant Treasurer
and Proxy Manager
Managing Director, Putnam Investments	Since 2005

James P. Pappas (Born 1953)
Vice President
Since 2004

Managing Director, Putnam Investments and Putnam Management.
During 2002, Chief Operating Officer, Atalanta/Sosnoff
Management Corporation

The address of each Officer is One Post Office Square, Boston, MA 02109.

48

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	Judith Cohen
Putnam Investment	Charles E. Haldeman, Jr.	Vice President, Clerk and Assistant Treasurer
Management, LLC	President
One Post Office Square		Wanda M. McManus
Boston, MA 02109	Charles E. Porter	Vice President, Senior Associate Treasurer
	Executive Vice President, Principal	and Assistant Clerk
Marketing Services	Executive Officer, Associate Treasurer
Putnam Retail Management	and Compliance Liaison	Nancy E. Florek
One Post Office Square		Vice President, Assistant Clerk,
Boston, MA 02109	Jonathan S. Horwitz	Assistant Treasurer and Proxy Manager
Senior Vice President and Treasurer
Custodian
State Street Bank and Trust Company	Steven D. Krichmar
Vice President and Principal Financial Officer
Legal Counsel
Ropes & Gray LLP	Janet C. Smith
Vice President, Principal Accounting Officer
Independent Registered Public	and Assistant Treasurer
Accounting Firm
KPMG LLP	Susan G. Malloy
Vice President and Assistant Treasurer
Trustees
John A. Hill, Chairman	Beth S. Mazor
Jameson Adkins Baxter, Vice Chairman	Vice President
Charles B. Curtis
Robert J. Darretta	James P. Pappas
Myra R. Drucker	Vice President
Charles E. Haldeman, Jr.
Paul L. Joskow	Francis J. McNamara, III
Elizabeth T. Kennan	Vice President and Chief Legal Officer
Kenneth R. Leibler
Robert E. Patterson	Robert R. Leveille
George Putnam, III	Vice President and Chief Compliance Officer
Richard B. Worley
Mark C. Trenchard
Vice President and BSA Compliance Officer

This report is for the information of shareholders of Putnam Floating Rate Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109
www.putnam.com
1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Forwarding Service Requested

Not FDIC Insured | May Lose Value | No Bank Guarantee

AN096 250072 4/08

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In August 2007, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect the change in ownership of Putnam Investments Trust, the parent company of Putnam Investment Management, LLC, from Marsh & McLennan Companies, Inc. ("MMC") to Great-West Lifeco Inc., a subsidiary of Power Financial Corporation. In addition to administrative and non-substantive changes, the Code of Ethics was amended to remove a prohibition, which applied to members of Putnam Investments' Executive Board and senior members of the staff of the Chief Financial Officer of Putnam Investments, on transactions in MMC securities during the period between the end of a calendar quarter and the public announcement of MMC's earnings for that quarter.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Leibler, Mr. Hill and Mr. Darretta meets the financial literacy requirements of the New York Stock Exchange's rules and qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his pertinent experience and education. Certain other Trustees, although not on the Audit and Compliance Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

February 29, 2008	$76,750	$--	$5,950	$-
February 28, 2007	$66,115	$--	$5,115	$ 298

For the fiscal years ended February 29, 2008 and February 28, 2007, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $5,950 and $5,413 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to expense allocation methodology.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

February 29,
2008	$ -	$ -	$ -	$ -
February 28,
2007	$ -	$ -	$ -	$ -

Item 5. Audit Committee of Listed Registrants:

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies:

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: April 29, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: April 29, 2008

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: April 29, 2008

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 07513)

Exact name of registrant as specified in charter: Putnam Funds Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

	Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: February 29, 2008

Date of reporting period: March 1, 2007— February 29, 2008

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Income Strategies Fund

2|29|08

Annual Report

PUTNAM INVESTMENTS

PUTNAM ASSET ALLOCATION FUNDS
invest in a mix of asset classes to help
weather changing market environments.

What makes
Putnam different?

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

With a focus on investment performance, below-average expenses, and in-depth information about our funds, we put the interests of investors first and seek to set the standard for integrity and service.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

Putnam
Income Strategies
Fund

2| 29| 08
Annual Report

Message from the Trustees	1
About the fund	2
Performance and portfolio snapshots	4
Interview with your fund’s Portfolio Leader	5
Performance in depth	9
Expenses	12
Portfolio turnover	14
Risk	14
Your fund’s management	15
Terms and definitions	16
Trustee approval of management contract	17
Other information for shareholders	21
Financial statements	22
Federal tax information	63
Shareholder meeting results	64
About the Trustees	65
Officers	69

Message from the Trustees

Dear Fellow Shareholder:

In 2008, financial markets and the economy face many challenges. The credit crisis that began as a rise in defaults for a limited segment of the U.S. mortgage market has spread across the global financial sector and produced a severe tightening of credit conditions. Growth has been curtailed as a result, and markets have reacted by sending stock prices lower. In the United States, the economy has weakened considerably, with many predicting that we are now in a recession, or will be soon. The good news is that policymakers are taking decisive action to counter these developments: The Federal Reserve Board has cut interest rates and added liquidity to the credit markets. In February, federal lawmakers, working with the president, approved a $168 billion fiscal stimulus plan, which will deliver tax rebate checks to tens of millions of Americans.

Still, as investors it is natural to feel discouraged. During these challenging times, it is important to remember the value of a long-term perspective and the counsel of your financial representative. The normal condition of the economy and corporate earnings is one of growth, albeit with occasional interruptions. If recent history is any indication, recessions in the United States are short-lived compared to economic expansions. Since 1960, the economy has experienced seven recessions lasting an average of 11 months, versus 64 months for the average expansion.

Starting this month, we have changed the portfolio manager’s commentary in this report to a question-and-answer format. We feel this new approach makes the information more readable and accessible, and we hope you think so as well.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our existing investors for your continued confidence in Putnam. We note that Putnam Investments celebrated its 70th anniversary in November. From modest beginnings in Boston, Massachusetts, the company has grown into a global asset manager that serves millions of investors worldwide. Although the mutual fund industry has undergone many changes since George Putnam introduced his innovative balanced fund in 1937, Putnam’s guiding principles have not. As we celebrate this 70-year milestone, we look forward to Putnam continuing its long tradition of prudent money management.

Putnam Income Strategies Fund: Pursuing income through
a diversified portfolio of bonds and stocks

Current income consistent with prudent risk is an important objective for a growing number of investors, particularly those who are in or approaching retirement. Yet, in today’s relatively low-yield environment, many investors face an uncomfortable trade-off. Achieving their target income level means taking on greater risk, since higher-yielding securities usually have lower credit quality and may be quite volatile. For example, high-yield corporate bonds or government debt from emerging-market countries have proved rewarding over the long term, but income-oriented investors may not be comfortable with the ups and downs in performance that these securities can experience over the short term.

Putnam Income Strategies Fund uses a broad-based diversification strategy to pursue its income objective to attempt to achieve less volatility than would be expected from targeting only higher-yielding investments. The fund pursues its objectives by investing in a broad range of asset classes — including several types of bonds and stocks — and by carefully managing risk. The fund’s secondary objective is capital appreciation, which may help offset the negative effect that inflation can have on the purchasing power of an income-oriented portfolio.

Investing across a variety of asset classes has been shown to be a prudent strategy for long-term investors because it helps smooth the ups and downs of the market. In addition, the fund’s mix of holdings is managed dynamically to respond to changing opportunities — and risks — in global markets.

Putnam’s Global Asset Allocation Team combines insights from proprietary research with diversification expertise. The team draws on the work of Putnam’s 100-member fixed-income group as well as that of our global equity research analysts, who cover more than 1,000 stocks worldwide. The insights of Putnam’s economists and currency specialists are also brought to bear on the portfolio management process. This comprehensive approach helps the fund pursue its investment objectives as it seeks to take advantage of ever-changing market conditions.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments.

Additional risks may be associated with emerging-market securities, including illiquidity and volatility. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Lower-rated bonds may offer higher yields in return for more risk. The fund can invest some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater fluctuations in the value of your investment. The fund also uses derivatives in pursuit of its objectives, and these instruments involve special risks and may result in losses. While diversification and rebalancing can help protect returns from excessive volatility, they cannot ensure protection against market loss. It is possible to lose money in a diversified portfolio.

Performance and portfolio snapshots

Putnam Income Strategies Fund

Average annual total return (%) comparison as of 2/29/08

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 9–11 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit www.putnam.com.

“We have many levers at our disposal since the
fund can invest in such a broad array of asset
classes in pursuit of current income, and we
think these investments offer strategic value
as well as long-term potential.”

Jeffrey Knight, Portfolio Leader, Putnam Income Strategies Fund

Credit quality shown as a percentage of portfolio value as of 2/29/08. A bond rated Baa or higher (MIG3/VMIG3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds not rated by Moody’s but considered by Putnam Management to be of comparable quality. Ratings will vary over time.

Jeff, thanks for spending time with us today to discuss Putnam Income Strategies Fund. During the reporting period, the financial markets experienced some of the greatest volatility in recent memory. How did the fund perform in this environment?

The fund posted a small decline of 1.42% for the 12 months ended February 29, 2008. This result is somewhat satisfactory, given the breadth and depth of the financial markets’ correction, which was a reflection of widespread credit concerns, recessionary fears, and the collapse of investor confidence. Basically, every asset class with the exception of AAA-rated government bonds and commodities lost value. Amid the heightened market volatility, we focused on preserving the fund’s net asset value.

While we believe we were successful in this regard, the fund — like many of its peers — lagged its custom-blended benchmark, which is composed of U.S. investment-grade securities and stocks of the largest U.S. companies. In contrast, the fund can invest in high-yield corporate bonds, which underperformed the market when the subprime mortgage crisis provoked a sharp and sudden re-evaluation of credit risk by investors. The fund also underperformed the average return for its peer group, the Lipper Mixed-Asset Target Allocation Conservative Funds. We largely attribute this result to the fund’s quantitative stock selection methodology. Quantitative-based investments across the industry suffered as investment firms needed to raise capital for their underperforming credit-sensitive holdings but were unable to sell the distressed debt because of a lack of demand or liquidity. In essence, they were forced to sell stronger-performing assets for liquidity needs, which forced a strong sell-off in quantitative strategies.

What steps did you take to protect the portfolio?

We had many levers at our disposal since the fund can invest in such a broad array of asset classes in pursuit of current income. With our top-down, macroeconomic view suggesting that the credit crisis was intensifying and increasing the likelihood of a recession, we reduced the fund’s exposure to real estate investment trusts (REITs), high-yield corporate bonds, and equities, and we increased the fund’s cash position. This conservative repositioning,

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 2/29/08. See the previous page and pages 9–11 for additional fund performance information. Index descriptions can be found on page 16.

which was designed to limit downside risk, was effective on a macroeconomic level, but several of the fund’s holdings suffered unfairly when investors sold investments en masse to reduce risk in their portfolios. Despite the setback, we think these investments still offer strategic value as well as long-term potential.

Which investments proved most disappointing?

Two companies come to mind. WellCare Health Plans, which provides managed-care services to government-sponsored health-care programs, has suffered in response to questions about its reporting procedures. We are holding on to the stock at current valuation levels pending further developments. In the technology sector, Spansion develops and manufactures flash memory, a semiconductor component for electronic products such as mobile phones and PCs, which we sold in December.

The fund’s fixed-income positions also were not immune to the financial market’s steep correction during the second half of the fiscal year. With investors preferring higher-quality investments, the riskier, lower-quality sectors of the bond market underperformed. Nearly all sectors lagged the U.S. Treasury market, with mortgage-backed securities and corporate debt markets most negatively affected.

Can you mention some holdings that helped performance?

Certainly. Even though the allocation to equities was reduced during the fiscal year, many of these holdings contributed positively to fund performance. Cummins is a machinery company that designs and manufactures diesel engines. We purchased this stock because we considered it inexpensive in terms of its earnings potential. The stock posted dramatic gains during the first half of the fiscal year and weathered the market correction relatively well during the second six months.

The fund also had an exposure to companies affected by strong commodities prices. We are optimistic about the sector given the strong demand for commodities from highly populated nations like China and India. This optimism spans the entire commodities complex, and the fund’s investment in Southern Copper, a major producer of copper, exemplifies our strategy. Likewise, the fund’s investment in Exxon Mobil reflects our optimism for the energy sector.

What is your outlook as the fund enters a new fiscal year?

For several years until mid 2007, bond markets enjoyed favorable conditions, but inflationary concerns, financial market troubles, and diverging monetary policies have

Top 10 equity holdings

This table shows the fund’s top 10 equity holdings and the percentage of the fund's net assets that each represented as of 2/29/08. Also shown is each holding’s market sector and the specific industry within that sector. Holdings will vary over time.

HOLDING (percentage of fund’s net assets)	SECTOR	INDUSTRY

Exxon Mobil Corp. (0.3%)	Energy	Oil and gas
Simon Property Group, Inc. (0.2%)	Financials	Real estate
Microsoft Corp. (0.2%)	Technology	Software
ProLogis Trust (0.2%)	Financials	Real estate
Altria Group, Inc. (0.2%)	Consumer staples	Tobacco
Chevron Corp. (0.2%)	Energy	Oil and gas
CF Industries Holdings, Inc. (0.2%)	Basic materials	Chemicals
Boston Properties, Inc. (0.1%)	Financials	Real estate
IBM Corp. (0.1%)	Technology	Computers
Cisco Systems, Inc. (0.1%)	Technology	Communications equipment

soured the outlook for 2008. Revived recessionary fears have prompted bond markets to anticipate more Fed interest-rate cuts. As we do not expect a speedy reversal of the downturn, we are maintaining a conservative risk position in the fund. We continue to underweight credit sectors, although less so now that wider credit spreads have made prices more attractive. Notably, we have modestly increased exposure to very high-quality mortgage-backed securities. The fund also remains positioned to benefit from a steeper yield curve, as continued Fed cuts will reduce short-term rates and inflationary pressures are likely to lift long-term rates.

The long-term weakening of the U.S. dollar has accelerated in recent months as the Fed eased monetary policy to combat credit market turmoil. Since we remain negative on the greenback in the medium term, we will continue to overweight global investment-grade bonds. On the equity side, we continue to be optimistic about stocks that can benefit from a weaker dollar, such as multinationals and exporters.

In the coming months, the challenge will be to pinpoint investments that have been unjustifiably hurt by risk aversion and investments that have been impacted by negative credit fundamentals. As this sorting-out process takes place, we think the fund, with its strong cash position that is larger than normal, will be in a good position to take advantage of value opportunities that have been created by the correction.

Jeff, thanks for spending time today to discuss Putnam Income Strategies Fund.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Additional risks may be associated with emerging-market securities, including illiquidity and volatility. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Lower-rated bonds may offer higher yields in return for more risk. The fund can invest some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater fluctuations in the value of your investment. The fund also uses derivatives in pursuit of its objectives, and these instruments involve special risks and may result in losses. While diversification and rebalancing can help protect returns from excessive volatility, they cannot ensure protection against market loss. It is possible to lose money in a diversified portfolio.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

I N  T H E  N E W S

The subprime mortgage financial crisis started in the United States during the fall of 2006 and became a global financial crisis by July 2007. Lax mortgage-lending practices in 2005 and 2006 resulted in rising debt load for borrowers with weak credit histories. This situation was sustainable when mortgage rates were extremely low and home prices were rising, but as interest rates rose in early 2007, delinquencies and foreclosures began to spike. Many homeowners were unable or unwilling to meet financial commitments, and many lenders were left without a means to recoup their losses. As this report was being prepared, the problem continued to take its toll on markets around the world, most recently with the announced purchase of Bear Stearns Cos. by JPMorgan Chase & Co. In past economic cycles, defaults would have been limited, but the repackaging, securitization, and wide-scale distribution of subprime mortgage debt by U.S. investment banks enabled the mortgage crisis to take on global proportions.

Portfolio composition comparison

This chart shows how the fund’s weightings have changed over the last 12 months. Weightings are shown as a percentage of net assets. Holdings will vary over time. Certain weightings reflect the use of cash to cover derivative holdings. The weightings shown may not match those found in the fund’s portfolio.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended February 29, 2008, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section of www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 2/29/08

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(9/13/04)		(9/12/05)		(9/12/05)		(9/12/05)		(9/12/05)	(10/4/05)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	20.29%	13.37%	17.16%	14.16%	17.26%	17.26%	18.12%	14.04%	19.42%	21.05%
Annual average	5.48	3.69	4.68	3.90	4.71	4.71	4.93	3.87	5.26	5.68

3 years	13.10	6.60	10.52	7.56	10.61	10.61	11.31	7.42	12.40	13.82
Annual average	4.19	2.15	3.39	2.46	3.42	3.42	3.64	2.41	3.97	4.41

1 year	–1.42	–7.06	–2.14	–6.85	–2.13	–3.07	–1.92	–5.34	–1.57	–1.19

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After sales charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively, as of 1/2/08. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year and is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

Change in the value of a $10,000 investment ($9,425 after sales charge)

Cumulative total return from 9/13/04 to 2/29/08

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B shares would have been valued at $11,716 ($11,416 with the contingent deferred sales charge). A $10,000 investment in the fund’s class C shares would have been valued at $11,726 and no contingent deferred sales charge would be applied. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $11,404 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $11,942 and $12,105, respectively.

Comparative index returns For periods ended 2/29/08

				Lipper Mixed-Asset
				Target Allocation
	Lehman Aggregate	Russell 3000	Income Strategies	Conservative Funds
	Bond Index	Index	Blended Index*	category average†

Life of fund	17.76%	28.44%	20.75%	16.88%
Annual average	4.84	7.50	5.60	4.57

3 years	16.36	18.13	17.13	12.84
Annual average	5.18	5.71	5.41	4.08

1 year	7.30	–4.52	4.39	1.24

Index and Lipper results should be compared to fund performance at net asset value.

* The composition of the Income Strategies Blended Index is 75% Lehman Aggregate Bond Index and 25% Russell 3000 Index.

† Over the 1-year, 3-year, and life-of-fund periods ended 2/29/08, there were 429, 262, and 240 funds, respectively, in this Lipper category.

Fund price and distribution information For the 12-month period ended 2/29/08

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	12		12	12	12		12	12

Income[1]	$0.444		$0.365	$0.366	$0.390		$0.417	$0.470

Capital gains[2]

Long-term	0.039		0.039	0.039	0.039		0.039	0.039

Short-term	0.009		0.009	0.009	0.009		0.009	0.009

Total	$0.492		$0.413	$0.414	$0.438		$0.465	$0.518

Share value:	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

2/28/07	$11.06	$11.73*	$11.03	$11.04	$11.04	$11.44*	$11.06	$11.07

2/29/08	10.42	11.06	10.39	10.40	10.40	10.78	10.43	10.43

Current yield (end of period)
Current dividend rate[3]	4.26%	4.01%	3.58%	3.58%	3.69%	3.56%	4.14%	4.49%

Current 30-day SEC yield[4,5]
(with expense limitation)	N/A	3.60	3.07	3.08	N/A	3.21	3.60	4.07

Current 30-day SEC yield[5]
(without expense limitation)	N/A	3.08	2.52	2.53	N/A	2.68	3.05	3.52

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

* Reflects an increase in sales charges that took effect on 1/2/08.

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

4 For a portion of the periods, this fund may have limited expenses, without which yields would have been lower.

5 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Fund performance as of most recent calendar quarter Total return for periods ended 3/31/08

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(9/13/04)		(9/12/05)		(9/12/05)		(9/12/05)		(9/12/05)	(10/4/05)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	21.41%	14.43%	18.18%	15.18%	18.18%	18.18%	19.18%	15.06%	20.51%	22.21%
Annual average	5.62	3.87	4.82	4.06	4.82	4.82	5.07	4.03	5.40	5.82

3 years	15.59	8.95	12.99	9.99	12.98	12.98	13.82	9.79	14.86	16.35
Annual average	4.95	2.90	4.15	3.22	4.15	4.15	4.41	3.16	4.73	5.18

1 year	–1.19	-6.90	–1.93	-6.65	–2.00	–2.94	–1.69	–5.11	–1.35	–0.96

Fund’s annual operating expenses For the fiscal year ended 2/28/07

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses*	0.79%	1.54%	1.54%	1.29%	1.04%	0.54%

Total annual fund operating expenses	3.73	4.48	4.48	4.23	3.98	3.48

* Reflects Putnam Management’s decision to contractually limit expenses through 2/28/09.

Expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown in the next section and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Income Strategies Fund from September 1, 2007, to February 29, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 3.50	$ 7.18	$ 7.18	$ 5.96	$ 4.73	$ 2.27

Ending value (after expenses)	$982.20	$978.60	$978.70	$979.70	$981.10	$983.30

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/29/08. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended February 29, 2008, use the calculation method below. To find the value of your investment on September 1, 2007, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 3.57	$ 7.32	$ 7.32	$ 6.07	$ 4.82	$ 2.31

Ending value (after expenses)	$1,021.33	$1,017.60	$1,017.60	$1,018.85	$1,020.09	$1,022.58

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/29/08. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund's annualized expense ratio*	0.71%	1.46%	1.46%	1.21%	0.96%	0.46%

Average annualized expense ratio for Lipper peer group†	1.34%	2.09%	2.09%	1.84%	1.59%	1.09%

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

† Putnam is committed to keeping fund expenses below the Lipper peer group average expense ratio and will limit fund expenses if they exceed the Lipper average. The Lipper average is a simple average of front-end load funds in the peer group that excludes 12b-1 fees as well as any expense offset and brokerage service arrangements that may reduce fund expenses. To facilitate the comparison in this presentation, Putnam has adjusted the Lipper average to reflect the 12b-1 fees carried by each class of shares other than class Y shares, which do not incur 12b-1 fees. Investors should note that the other funds in the peer group may be significantly smaller or larger than the fund, and that an asset-weighted average would likely be lower than the simple average. Also, the fund and Lipper report expense data at different times and for different periods. The fund’s expense ratio shown here is annualized data for the most recent six-month period, while the quarterly updated Lipper average is based on the most recent fiscal year-end data available for the peer group funds as of 12/31/07.

Your fund’s portfolio turnover
and Morningstar® Risk

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s average portfolio value within a given period. Funds with high turnover may be more likely to generate capital gains that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay morebrokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds or other fixed-income instruments may have higher turnover than funds that invest only in stocks Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the table below to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons
Percentage of holdings that change every year

	2008	2007	2006	2005

Putnam Income Strategies Fund	112%*	83%*	71%*	34%†

Lipper Mixed-Asset Target Allocation Conservative Funds category average	52%	51%	49%	50%

* Portfolio turnover excludes dollar-roll transactions.

† Not annualized.

Turnover data for the fund is calculated based on the fund's fiscal-year period, which ends on 2/29/08. Turnover data for the fund's Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund's portfolio turnover rate to the Lipper average. Comparative data for 2008 is based on information available as of 2/29/08.

Your fund’s Morningstar® Risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Morningstar Risk.

Your fund’s Morningstar Risk is shown alongside that of the average fund in its Morningstar category. The risk bar broadens the comparison by translating the fund’s Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of March 31, 2008. A higher Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over a 3-year period, if available. Those measures are weighted and averaged to produce the fund’s Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2008 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam Global Asset Allocation Team. Jeffrey Knight is the Portfolio Leader, and Robert Kea and Robert Schoen are Portfolio Members of your fund. The Portfolio Leader and Portfolio Members coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Global Asset Allocation Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, please visit the Individual Investors section of www.putnam.com.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leader and Portfolio Members have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of February 29, 2008, and February 28, 2007.

Trustee and Putnam employee fund ownership

As of February 29, 2008, all of the Trustees of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

		Total assets in
	Assets in the fund	all Putnam funds

Trustees	$ 412,000	$ 88,000,000

Putnam employees	$1,671,000	$672,000,000

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

Jeffrey Knight is also a Portfolio Leader of Putnam Asset Allocation: Growth, Balanced, and Conservative Portfolios, Putnam RetirementReady Funds, Putnam Voyager Fund, and Putnam Growth Opportunities Fund. He is also a Portfolio Member of The George Putnam Fund of Boston and Putnam Discovery Growth Fund.

Robert Schoen is also a Portfolio Leader of Putnam Voyager Fund and Putnam Growth Opportunities Fund. He is also a Portfolio Member of Putnam Asset Allocation: Growth, Balanced, and Conservative Portfolios and Putnam Discovery Growth Fund.

Robert Kea is also a Portfolio Member of Putnam Asset Allocation: Growth, Balanced, and Conservative Portfolios and Putnam RetirementReady Funds.

Jeffrey Knight, Robert Kea, and Robert Schoen may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Income Strategies Blended Index is a blend of the Lehman Aggregate Bond Index and Russell 3000 Index. 75% of the index is composed of the bond index; the remaining 25% is composed of the stock index.

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Merrill Lynch 91-Day Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval
of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”). In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2007, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2007.

In addition, in anticipation of the sale of Putnam Investments to Great-West Lifeco, at a series of meetings ending in March 2007, the Trustees reviewed and approved new management and distribution arrangements to take effect upon the change of control. Shareholders of all funds approved the management contracts in May 2007, and the change of control transaction was completed on August 3, 2007. Upon the change of control, the management contracts that were approved by the Trustees in June 2007 automatically terminated and were replaced by new contracts that had been approved by shareholders. In connection with their review for the June 2007 continuance of the Putnam funds’ management contracts, the Trustees did not identify any facts or circumstances that would alter the substance of the conclusions and recommendations they made in their review of the contracts to take effect upon the change of control.

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That this fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs or responsibilities, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 1st percentile in management fees and in the 5th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2006 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management had committed to maintain at least through 2007. In anticipation of the change of control of Putnam Investments, the Trustees requested, and received a commitment from Putnam Management and Great-West Lifeco, to extend this program through at least June 30, 2009. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2007, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2006. This additional expense limitation will not be applied to your fund because it had a below-average expense ratio relative to its custom peer group.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, and to consider the potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance during the review period

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process —as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the 6th percentile of its Lipper Inc. peer group (Lipper Mixed-Asset Target Allocation Conservative Funds) for the one-year period ended March 31, 2007 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds). (Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-year periods ended March 31, 2007, there were 364 funds in your fund’s Lipper peer group.* Past performance is no guarantee of future returns.)

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process. The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company (“PFTC”), each of which provides benefits to affiliates of Putnam Management. In the case of the custodian agreement, the Trustees considered that, effective January 1, 2007, the Putnam funds had engaged State Street Bank and Trust Company as custodian and began to transition the responsibility for providing custody services away from PFTC.

*The percentile rankings for your fund’s class A share annualized total return performance in the Lipper Mixed-Asset Target Allocation Conservative Funds category for the one-year and life-of-fund periods ended March 31, 2008, were 74% and 19%, respectively. Over the one-year and life-of-fund periods ended March 31, 2008, the fund ranked 317th out of 431 and 45th out of 242, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information for shareholders

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial representatives. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and, in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such  as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial representative, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2007, are available in the Individual Investors section of www.putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Funds Trust and Shareholders of Putnam Income Strategies Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund’s portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Income Strategies Fund (the “fund”) at February 29, 2008, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at February 29, 2008, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 15, 2008

The fund’s portfolio 2/29/08

COMMON STOCKS (20.1%)*

	Shares	Value

Basic Materials (1.4%)
Amcor, Ltd. (Australia)	3,260	$21,323
Andersons, Inc. (The)	393	18,180
Arcelor Mittal (Luxembourg)	671	50,815
Arch Chemicals, Inc.	658	22,971
BHP Billiton, Ltd. (Australia)	1,523	55,719
Buckeye Technologies, Inc. †	82	886
Builders FirstSource, Inc. †	206	1,366
Cambrex Corp.	812	7,089
Carpenter Technology Corp.	399	25,069
Ceradyne, Inc. †	197	6,129
CF Industries Holdings, Inc.	677	82,648
Cleveland-Cliffs, Inc.	506	60,447
Dow Chemical Co. (The)	313	11,797
Drew Industries, Inc. †	33	890
Fletcher Building, Ltd. (New Zealand)	3,787	28,797
FMC Corp.	520	29,437
Grief, Inc. Class A	182	11,901
H.B. Fuller Co.	435	9,896
Haynes International, Inc. †	102	5,795
Hecla Mining Co. †	1,053	12,110
Hochtief AG (Germany)	42	4,586
Kobe Steel, Ltd. (Japan)	1,000	3,106
Koppers Holdings, Inc.	763	31,871
Layne Christensen Co. †	123	4,925
Matsushita Electric Works, Ltd. (Japan)	1,000	9,888
Minerals Technologies, Inc.	8	482
Mitsubishi Chemical Holdings Corp. (Japan)	500	3,387
Mitsui Chemicals, Inc. (Japan)	1,000	7,091
Monsanto Co.	181	20,938
Nucor Corp.	12	775
Olin Corp.	144	2,768
Olympic Steel, Inc.	270	11,151
OM Group, Inc. †	550	33,292
Packaging Corp. of America	140	3,191
Perini Corp. †	206	7,721
Potlatch Corp. (R)	115	4,746
PPG Industries, Inc.	314	19,462
Quanex Corp.	317	16,310
Rayonier, Inc.	305	12,978
RBC Bearings, Inc. †	99	3,326
Schulman (A.), Inc.	82	1,676
Silgan Holdings, Inc.	392	18,322
Southern Copper Corp.	437	49,866
Steel Dynamics, Inc.	381	22,197
Sun Hydraulics Corp.	24	522
Terra Industries, Inc. †	70	3,165
W.R. Grace & Co. †	70	1,486
Zep, Inc.	53	832
Zinifex, Ltd. (Australia)	276	2,783
		766,108

Capital Goods (1.3%)
Acuity Brands, Inc.	407	18,075
AGCO Corp. †	474	30,744
Alstom (France)	16	3,356
American Ecology Corp.	350	8,719
American Science & Engineering, Inc.	146	7,907
Andritz AG (Austria)	88	4,913

COMMON STOCKS (20.1%)* continued

	Shares	Value

Capital Goods continued
Applied Industrial
Technologies, Inc.	739	$20,426
Astec Industries, Inc. †	53	2,007
Autoliv, Inc. (Sweden)	222	11,078
BAE Systems PLC (United Kingdom)	956	9,102
Boeing Co. (The) #	697	57,705
Cascade Corp.	251	11,245
Clean Harbors, Inc. †	250	15,380
Columbus McKinnon Corp. †	442	12,659
Cummins, Inc.	832	41,916
Curtiss-Wright Corp.	244	10,263
Eaton Corp.	66	5,322
Emerson Electric Co.	635	32,360
EnPro Industries, Inc. †	226	6,674
Freightcar America, Inc.	494	19,800
Gardner Denver, Inc. †	375	13,841
General Cable Corp. †	597	36,847
Hardinge, Inc.	70	869
Heico Corp.	181	7,928
Herman Miller, Inc.	598	17,838
II-VI, Inc. †	392	12,834
Illinois Tool Works, Inc.	367	18,009
Intevac, Inc. †	231	2,966
Lockheed Martin Corp.	511	52,735
Manitowoc Co., Inc. (The)	86	3,504
Matthews International Corp.	304	13,637
McDermott International, Inc. †	132	6,893
Moog, Inc. †	736	30,205
Nordson Corp.	86	4,420
Northrop Grumman Corp.	82	6,446
Orbital Sciences Corp. †	619	13,401
Parker-Hannifin Corp.	204	13,185
Raytheon Co.	639	41,433
Rofin-Sinar Technologies, Inc. †	328	12,913
Siemens AG (Germany)	165	21,073
Steelcase, Inc.	722	10,238
Superior Essex, Inc. †	53	1,504
Teledyne Technologies, Inc. †	313	13,897
Terex Corp. †	37	2,496
Thomas & Betts Corp. †	404	16,221
Tomkins PLC (United Kingdom)	2,739	9,149
United Technologies Corp.	255	17,980
USEC, Inc. †	1,491	9,513
Wabtec Corp.	543	18,793
		760,419

Communication Services (0.8%)
Alaska Communications Systems
Group, Inc.	45	510
AT&T, Inc. #	1,750	60,953
Atlantic Tele-Network, Inc.	333	10,240
Belgacom SA (Belgium)	567	27,166
BT Group PLC (United Kingdom)	3,774	16,867
Centennial Communications Corp. †	1,706	8,991
Comcast Corp. Class A	515	10,063
DirecTV Group, Inc. (The) †	792	19,840
DISH Network Corp. Class A †	243	7,205
EchoStar Corp. Class A †	48	1,923

COMMON STOCKS (20.1%)* continued

	Shares	Value

Communication Services continued
Embarq Corp.	119	$4,991
France Telecom SA (France)	339	11,397
InterDigital, Inc. †	813	14,138
j2 Global Communications, Inc. †	470	10,114
KDDI Corp. (Japan)	4	24,189
Koninklijke (Royal) KPN NV (Netherlands)	1,366	25,808
Liberty Global, Inc. Class A †	511	19,214
Nice Systems, Ltd. ADR (Israel) †	337	10,878
Novatel Wireless, Inc. †	574	6,073
NTELOS Holdings Corp.	320	6,826
Premiere Global Services, Inc. †	1,272	17,973
Sprint Nextel Corp.	2,326	16,538
Syniverse Holdings, Inc. †	580	9,831
Telecom Corp. of New Zealand, Ltd.
(New Zealand)	6,882	21,073
Telecom Italia SpA RNC (Italy)	7,398	14,292
Telephone and Data Systems, Inc.	74	3,471
USA Mobility, Inc. †	354	3,717
Verizon Communications, Inc.	1,567	56,913
		441,194

Conglomerates (0.2%)
3M Co.	386	30,262
AMETEK, Inc.	182	7,751
General Electric Co.	1,400	46,396
Honeywell International, Inc.	160	9,206
Swire Pacific, Ltd. (Hong Kong)	1,500	17,094
		110,709

Consumer Cyclicals (2.0%)
Aaron Rents, Inc.	165	3,237
Adecco SA (Switzerland)	36	1,883
Aeropostale, Inc. †	123	3,304
Amazon.com, Inc. †	276	17,794
American Axle & Manufacturing Holdings, Inc.	53	1,043
American Woodmark Corp.	309	5,865
Bankrate, Inc. †	41	1,733
Big Lots, Inc. †	387	6,521
Blue Nile, Inc. †	86	3,798
Brown Shoe Co., Inc.	330	4,844
Buckle, Inc. (The)	777	35,276
Callaway Golf Co.	938	14,295
Casey’s General Stores, Inc.	82	2,054
Cash America International, Inc.	253	8,187
Charlotte Russe Holding, Inc. †	354	6,892
Consolidated Graphics, Inc. †	244	12,978
Cooper Tire & Rubber	600	10,842
CRA International, Inc. †	12	456
CTC Media, Inc. (Russia) †	264	7,751
Davis Service Group PLC (United Kingdom)	2,388	23,734
De La Rue PLC (United Kingdom)	787	14,134
Deckers Outdoor Corp. †	226	25,005
Deluxe Corp.	94	1,958
DG FastChannel, Inc. †	478	9,651
Dolby Laboratories, Inc. Class A †	202	8,939
Dollar Tree Stores, Inc. †	470	12,610
Dress Barn, Inc. †	37	488
Electrolux AB Class B (Sweden)	1,020	16,334

COMMON STOCKS (20.1%)* continued

	Shares	Value

Consumer Cyclicals continued
Expedia, Inc. †	412	$9,447
EZCORP, Inc. Class A †	1,418	16,633
Family Dollar Stores, Inc.	334	6,396
Fossil, Inc. †	66	2,124
GameStop Corp. †	239	10,124
Geberit International AG (Switzerland)	29	4,259
Gymboree Corp. (The) †	325	12,867
Hankyu Department Stores (Japan)	1,000	7,188
Hasbro, Inc.	280	7,216
Helen of Troy, Ltd. (Bermuda) †	28	442
inVentiv Health, Inc. †	273	8,681
J Crew Group, Inc. †	123	4,926
Jakks Pacific, Inc. †	713	19,928
Jos. A. Bank Clothiers, Inc. †	631	14,374
Kesa Electricals PLC (United Kingdom)	2,465	10,406
Landauer, Inc.	261	12,476
Lear Corp. †	20	552
Liberty Media Corp. — Capital Ser. A †	66	7,663
Lodgenet Entertainment Corp. †	226	2,104
Maidenform Brands, Inc. †	759	9,389
Manpower, Inc.	86	4,876
Marks & Spencer Group PLC
(United Kingdom)	972	7,747
Marvel Entertainment, Inc. †	519	13,053
Mattel, Inc.	841	16,248
Maximus, Inc.	111	4,032
Mediaset SpA (Italy)	2,013	18,099
Men’s Wearhouse, Inc. (The)	185	4,262
Monro Muffler, Inc.	520	8,710
Morningstar, Inc. †	305	19,883
NBTY, Inc. †	272	7,768
Next PLC (United Kingdom)	397	10,067
NIKE, Inc. Class B	226	13,605
Omnicom Group, Inc.	185	8,264
Pacific Sunwear of California, Inc. †	647	7,221
Perry Ellis International, Inc. †	690	13,517
Phillips-Van Heusen Corp.	881	32,165
Priceline.com, Inc. †	82	9,350
RadioShack Corp.	334	5,828
Regal Entertainment Group Class A	500	9,865
Rent-A-Center, Inc. †	500	8,575
Scholastic Corp. †	295	10,287
Sherwin-Williams Co. (The)	383	19,832
Skechers U.S.A., Inc. Class A †	33	703
Sotheby’s Holdings, Inc. Class A	226	7,621
Standard Parking Corp. †	446	9,063
Steven Madden, Ltd. †	997	16,789
Target Corp.	152	7,997
Team, Inc. †	324	9,879
TeleTech Holdings, Inc. †	169	3,814
Tempur-Pedic International, Inc.	392	6,829
Time Warner, Inc.	2,050	32,001
TJX Cos., Inc. (The)	218	6,976
Toro Co. (The)	524	25,246
Toyota Motor Corp. (Japan)	200	10,878
True Religion Apparel, Inc. †	347	7,089
URS Corp. †	160	6,445

COMMON STOCKS (20.1%)* continued

	Shares	Value

Consumer Cyclicals continued
Valeo SA (France)	588	$22,236
Volkswagen AG (preference) (Germany)	182	25,236
Volkswagon AG (Germany)	243	55,242
Wal-Mart Stores, Inc.	1,094	54,251
Walt Disney Co. (The)	747	24,210
Warnaco Group, Inc. (The) †	1,016	38,161
Watson Wyatt Worldwide, Inc. Class A	370	19,629
Wiley (John) & Sons, Inc. Class A	173	6,311
William Hill PLC (United Kingdom)	159	1,182
WMS Industries, Inc. †	20	759
Wolverine World Wide, Inc.	710	18,815
		1,099,417

Consumer Staples (1.6%)
Administaff, Inc.	132	3,255
Alberto-Culver Co.	1,364	36,555
Alliance One International, Inc. †	1,592	7,801
Altria Group, Inc. #	1,310	95,813
Autogrill SpA (Italy)	506	8,119
BJ’s Wholesale Club, Inc. †	348	10,983
Blyth Industries, Inc.	144	2,856
Brinker International, Inc.	313	5,772
Buffalo Wild Wings, Inc. †	140	3,244
Cal-Maine Foods, Inc.	400	13,800
Campbell Soup Co.	119	3,843
CBRL Group, Inc.	297	10,817
CEC Entertainment, Inc. †	272	7,298
Chattem, Inc. †	248	19,319
Coca-Cola Co. (The)	160	9,354
Colgate-Palmolive Co.	346	26,327
Denny’s Corp. †	1,976	6,165
DeVry, Inc.	49	2,153
Domino’s Pizza, Inc.	911	12,071
Estee Lauder Cos., Inc. (The) Class A	354	15,073
Flowers Foods, Inc.	424	9,608
General Mills, Inc.	466	26,091
Heidrick & Struggles International, Inc.	272	9,311
Imperial Sugar Co.	338	6,490
InBev NV (Belgium)	470	42,360
Ingles Markets, Inc. Class A	297	7,131
ITT Educational Services, Inc. †	240	13,253
Jack in the Box, Inc. †	297	7,802
Jeronimo Martins, SGPS, SA (Portugal)	5,402	39,684
Kimberly-Clark Corp.	148	9,647
Korn/Ferry International †	338	5,699
Kroger Co. #	714	17,315
Longs Drug Stores Corp.	980	47,069
Mannatech, Inc.	462	3,594
McDonald’s Corp.	321	17,369
MGP Ingredients, Inc.	342	2,196
MWI Veterinary Supply, Inc. †	300	10,449
Nash Finch Co.	838	29,389
New Oriental Education &
Technology Group ADR (China) †	200	12,470
Nichirei Corp. (Japan)	3,000	14,847
Papa John’s International, Inc. †	193	5,047
Pepsi Bottling Group, Inc. (The)	447	15,202
PepsiCo, Inc.	247	17,181

COMMON STOCKS (20.1%)* continued

	Shares	Value

Consumer Staples continued
Prestige Brands Holdings, Inc. †	1,549	$11,943
Ralcorp Holdings, Inc. †	103	5,711
Reynolds American, Inc.	755	48,109
Robert Half International, Inc.	297	8,004
Ruby Tuesday, Inc.	305	2,169
Safeway, Inc.	1,489	42,794
Sanderson Farms, Inc.	41	1,429
Sara Lee Corp.	1,073	13,552
Sinclair Broadcast Group, Inc. Class A	1,545	14,260
Sonic Corp. †	264	5,631
Spartan Stores, Inc.	584	12,311
Travis Perkins PLC (United Kingdom)	209	4,457
TrueBlue, Inc. †	503	6,282
Universal Corp.	99	5,634
UST, Inc.	280	15,201
Yum! Brands, Inc.	505	17,397
		884,706

Energy (1.6%)
Alon USA Energy, Inc.	473	7,421
Basic Energy Services, Inc. †	490	10,368
Cal Dive International, Inc. †	900	9,378
Chevron Corp. #	1,003	86,920
Comstock Resources, Inc. †	400	14,520
ConocoPhillips	562	46,483
Core Laboratories NV (Netherlands) †	184	22,374
Delek US Holdings, Inc.	144	2,272
Devon Energy Corp.	45	4,622
Dresser-Rand Group, Inc. †	507	17,273
ENI SpA (Italy)	179	6,165
ENSCO International, Inc.	202	12,088
Exxon Mobil Corp. #	1,776	154,530
Frontier Oil Corp.	1,221	43,602
Global Industries, Ltd. †	1,007	18,539
GulfMark Offshore, Inc. †	284	14,387
Halliburton Co.	66	2,528
Helmerich & Payne, Inc.	458	20,532
Holly Corp.	394	21,036
Hornbeck Offshore Services, Inc. †	66	2,965
ION Geophysical Corp. †	1,323	17,583
JA Solar Holdings Co., Ltd. ADR (China) †	1,074	15,347
Lufkin Industries, Inc.	200	11,432
Marathon Oil Corp.	1,069	56,828
Mariner Energy, Inc. †	600	16,638
NATCO Group, Inc. †	177	8,434
Noble Corp.	148	7,274
Occidental Petroleum Corp.	288	22,283
Oil States International, Inc. †	179	7,547
Parker Drilling Co. †	243	1,611
Rosetta Resources, Inc. †	136	2,783
Royal Dutch Shell PLC Class A (Netherlands)	1,392	49,861
Royal Dutch Shell PLC Class B (Netherlands)	1,235	43,485
Santos, Ltd. (Australia)	165	1,954
SEACOR Holdings, Inc. †	57	5,471
Statoil ASA (Norway)	1,275	39,043
Swift Energy Co. †	259	12,362
Tidewater, Inc.	557	31,276
Trico Marine Services, Inc. †	396	15,650

COMMON STOCKS (20.1%)* continued

	Shares	Value

Energy continued
Unit Corp. †	227	$12,519
WD-40 Co.	295	9,169
Western Refining, Inc.	481	9,582
		916,135

Financial (5.5%)
Acadia Realty Trust (R)	350	8,019
Advanta Corp. Class B	235	1,814
Affiliated Managers Group †	158	15,223
Agree Realty Corp. (R)	280	7,843
Alexandria Real Estate Equities, Inc. (R)	158	14,504
Allianz SE (Germany)	154	27,028
Allied World Assurance Company
Holdings, Ltd. (Bermuda)	200	8,710
Allstate Corp. (The)	660	31,502
AMB Property Corp. (R)	902	45,262
American Financial Group, Inc.	515	13,323
American Financial Realty Trust (R)	2,659	20,554
American Physicians Capital, Inc.	198	8,738
Ameriprise Financial, Inc.	829	41,981
Amerisafe, Inc. †	627	8,245
Anthracite Capital, Inc. (R)	889	5,681
Apartment Investment &
Management Co. Class A (R)	427	14,710
Arbor Realty Trust, Inc (R)	500	8,040
Arch Capital Group, Ltd. (Bermuda) †	214	14,655
Aspen Insurance Holdings, Ltd. (Bermuda)	584	16,901
Asta Funding, Inc.	399	6,456
AvalonBay Communities, Inc. (R)	634	58,601
Banco Bilbao Vizcaya Argentaria SA (Spain)	783	16,210
Banco Latinoamericano de
Exportaciones SA Class E (Panama)	537	7,217
Bank of America Corp.	878	34,892
Banner Corp.	233	5,047
BioMed Realty Trust, Inc. (R)	945	20,714
Boston Properties, Inc. (R) #	938	80,827
Calamos Asset Management, Inc. Class A	264	4,855
Capital Trust, Inc. Class A (R)	378	10,433
Cathay General Bancorp	295	6,466
CB Richard Ellis Group, Inc. Class A †	338	6,780
CBL & Associates Properties (R)	1,294	30,215
Center Financial Corp.	395	3,843
Chubb Corp. (The)	458	23,312
Citigroup, Inc.	822	19,490
City Bank	335	6,177
City Holding Co.	219	8,156
Colonial Properties Trust (R)	942	22,947
Comerica, Inc.	33	1,196
Commerce Group, Inc.	243	8,806
Commerzbank AG (Germany)	134	4,007
Commonwealth Bank of Australia (Australia)	289	11,165
Compagnia Assicuratrice Unipol SpA
(Preference) (Italy)	7,265	19,133
Corus Bankshares, Inc.	436	4,504
Cousins Properties, Inc. (R)	297	7,205
Credit Agricole SA (France)	404	10,991
Credit Suisse Group (Switzerland)	433	21,239
DB RREEF Trust (Australia)	17,117	26,319

COMMON STOCKS (20.1%)* continued

	Shares	Value

Financial continued
DBS Group Holdings, Ltd. (Singapore)	2,000	$24,358
Deutsche Bank AG (Germany)	172	19,129
Developers Diversified Realty Corp. (R)	521	20,090
DiamondRock Hospitality Co. (R)	1,585	19,797
Digital Realty Trust, Inc. (R)	495	17,771
Discover Financial Services	377	5,689
DnB Holdings ASA (Norway)	1,777	25,997
Duke Realty Investments, Inc. (R)	1,014	23,241
Entertainment Properties Trust (R)	454	21,279
Equity Lifestyle Properties, Inc. (R)	498	22,749
Equity Residential Properties Trust (R) #	1,750	66,815
Extra Space Storage, Inc. (R)	478	7,203
Federal Realty Investment Trust (R)	288	20,644
FelCor Lodging Trust, Inc. (R)	1,637	20,659
First Industrial Realty Trust (R)	33	1,003
First Midwest Bancorp, Inc.	119	3,100
First Niagara Financial Group, Inc.	524	5,984
First Regional Bancorp †	210	3,362
FirstFed Financial Corp. †	280	8,750
FirstMerit Corp.	280	5,256
Franklin Street Properties Corp. (R)	1,180	14,892
Frontier Financial Corp.	74	1,109
General Growth Properties, Inc. (R) #	1,324	46,750
Goldman Sachs Group, Inc. (The)	338	57,335
Gramercy Capital Corp. (R)	678	13,852
Greenhill & Co., Inc.	158	10,272
Hancock Holding Co.	103	3,815
HBOS PLC (United Kingdom)	564	6,690
HCP, Inc. (R)	860	25,095
Home Properties of NY, Inc. (R)	562	25,863
Hospitality Properties Trust (R)	446	16,203
Host Marriott Corp. (R)	3,109	50,335
HRPT Properties Trust (R)	3,216	22,126
Hypo Real Estate Holding (Germany)	18	508
Imperial Capital Bancorp, Inc.	160	3,578
ING Groep NV (Netherlands)	756	25,195
Inland Real Estate Corp. (R)	1,531	21,342
Integra Bank Corp.	600	8,526
Interactive Brokers Group, Inc. Class A †	370	11,496
Interactive Data Corp.	761	22,267
Intervest Bancshares Corp.	280	3,724
Investment Technology Group, Inc. †	368	17,141
JER Investors Trust, Inc. (R)	800	8,200
Jones Lang LaSalle, Inc.	379	28,952
JPMorgan Chase & Co.	867	35,244
KBC Groupe SA (Belgium)	111	13,913
KeyCorp	363	8,004
Kimco Realty Corp. (R)	1,194	40,321
Knight Capital Group, Inc. Class A †	420	6,733
Lehman Brothers Holdings, Inc.	41	2,091
Lexington Corporate Properties Trust (R)	773	11,185
Lloyds TSB Group PLC (United Kingdom)	2,055	18,279
Loews Corp.	260	10,878
LTC Properties, Inc. (R)	1,461	35,269
Macerich Co. (The) (R)	257	16,448
Mack-Cali Realty Corp. (R)	636	21,936
Man Group PLC (United Kingdom)	1,374	14,980

COMMON STOCKS (20.1%)* continued

	Shares	Value

Financial continued
Mastercard, Inc. Class A	132	$25,080
Max Re Capital, Ltd. (Bermuda)	43	1,193
Medical Properties Trust, Inc. (R)	532	6,373
Mid-America Apartment
Communities, Inc. (R)	482	23,372
Mission West Properties (R)	1,259	11,583
Morgan Stanley	503	21,186
Nara Bancorp, Inc.	544	5,962
National Health Investors, Inc. (R)	965	29,075
National Penn Bancshares, Inc.	507	8,117
National Retail Properties, Inc. (R)	1,477	30,574
Nationwide Financial
Services, Inc. Class A	123	5,074
Nationwide Health Properties, Inc. (R)	951	28,844
Navigators Group, Inc. †	281	15,379
Nordea AB (Sweden)	1,975	29,731
Northern Trust Corp.	49	3,314
Odyssey Re Holdings Corp.	330	11,939
Omega Healthcare Investors, Inc. (R)	2,105	35,701
optionsXpress Holdings, Inc.	300	6,948
Pacific Capital Bancorp.	730	15,294
Philadelphia Consolidated Holding Corp. †	561	19,029
Platinum Underwriters Holdings,
Ltd. (Bermuda)	16	552
PMI Group, Inc. (The)	181	1,316
Post Properties, Inc. (R)	650	27,339
Preferred Bank	238	4,360
ProLogis Trust (R)	1,814	97,738
Provident Bankshares Corp.	193	2,457
PS Business Parks, Inc. (R)	166	8,059
Public Storage, Inc. (R)	673	54,755
Radian Group, Inc.	61	434
Ramco-Gershenson Properties (R)	94	2,089
Realty Income Corp. (R)	1,191	27,405
Regency Centers Corp. (R)	241	14,303
S&T Bancorp, Inc.	295	8,363
Safeco Corp.	656	30,347
Safety Insurance Group, Inc.	270	10,014
Saul Centers, Inc. (R)	562	26,077
SeaBright Insurance Holdings, Inc. †	765	11,399
Security Capital Assurance, Ltd. (Bermuda)	28	43
Selective Insurance Group	352	8,364
Senior Housing Properties Trust (R)	1,784	37,946
Simon Property Group, Inc. (R)	1,343	112,543
SL Green Realty Corp. (R)	349	31,934
Societe Generale (France)	115	12,328
Southwest Bancorp, Inc.	395	6,395
Sovran Self Storage, Inc. (R)	170	6,554
Sterling Bancshares, Inc.	375	3,491
Sterling Financial Corp.	206	3,067
Suffolk Bancorp	290	8,662
SVB Financial Group †	132	5,980
SWS Group, Inc.	1,154	13,144
Tanger Factory Outlet Centers (R)	451	16,011
Taubman Centers, Inc. (R)	318	15,503
Travelers Cos., Inc. (The)	189	8,771
U.S. Bancorp	997	31,924

COMMON STOCKS (20.1%)* continued

	Shares	Value

Financial continued
Umpqua Holdings Corp.	169	$2,395
United Bankshares, Inc.	61	1,602
United Community Banks, Inc.	74	1,054
Universal Health Realty Income Trust (R)	274	9,226
Urstadt Biddle Properties, Inc. Class A (R)	626	9,196
Validus Holdings, Ltd. (Bermuda)	393	9,762
Ventas, Inc. (R)	771	32,243
Vornado Realty Trust (R)	704	58,826
W.R. Berkley Corp.	1,293	37,225
Wachovia Corp.	585	17,913
Weingarten Realty Investors (R)	807	25,913
Wells Fargo & Co.	1,253	36,625
Wharf (Holdings), Ltd. (Hong Kong)	3,000	15,113
Winthrop Realty Trust (R)	2,081	10,363
World Acceptance Corp. †	388	11,787
Zenith National Insurance Corp.	240	8,179
Zurich Financial Services AG (Switzerland)	21	6,574
		3,100,790

Health Care (2.0%)
Acorda Therapeutics, Inc. †	164	3,352
Aetna, Inc.	808	40,077
Affymetrix, Inc. †	377	7,231
Albany Molecular Research, Inc. †	432	4,808
Align Technology, Inc. †	24	296
Alliance Imaging, Inc. †	1,395	13,699
Alnylam Pharmaceuticals, Inc. †	20	568
Amedisys, Inc. †	325	13,904
American Oriental
Bioengineering, Inc. (China) †	2,333	23,283
AMN Healthcare Services, Inc. †	573	9,277
Applera Corp. — Applied Biosystems Group	37	1,247
Apria Healthcare Group, Inc. †	452	9,813
ArthroCare Corp. †	124	4,979
Astellas Pharma, Inc. (Japan)	100	4,384
Becton, Dickinson and Co.	169	15,281
Bio-Rad Laboratories, Inc. Class A †	93	8,783
Biogen Idec, Inc. †	61	3,560
Bristol-Myers Squibb Co.	486	10,988
Cepheid, Inc. †	140	3,875
China Medical Technologies, Inc. ADR (China)	876	40,296
Corvel Corp. †	293	8,828
Coventry Health Care, Inc. †	458	23,756
Cubist Pharmaceuticals, Inc. †	53	965
Cutera, Inc. †	222	2,815
Cynosure, Inc. Class A †	255	6,102
Cypress Bioscience, Inc. †	470	3,760
Eli Lilly Co.	338	16,907
Enzon Pharmaceuticals, Inc. †	453	3,891
eResearch Technology, Inc. †	963	11,517
Forest Laboratories, Inc. †	350	13,920
Genoptix, Inc. †	300	7,701
Haemonetics Corp. †	219	12,724
Healthspring, Inc. †	1,153	20,235
Hologic, Inc. †	327	19,721
Humana, Inc. †	581	39,700
Illumina, Inc. †	235	17,016
Immucor, Inc. †	288	8,582

COMMON STOCKS (20.1%)* continued

	Shares	Value

Health Care continued
Incyte Pharmaceuticals, Inc. †	755	$7,482
InterMune, Inc. †	359	5,055
Invitrogen Corp. †	117	9,885
Johnson & Johnson #	1,037	64,253
K-V Pharmceuticals Co. Class A †	347	8,717
Kinetic Concepts, Inc. †	215	11,049
LCA-Vision, Inc.	53	730
LifeCell Corp. †	517	20,861
Magellan Health Services, Inc. †	512	22,185
Martek Biosciences Corp. †	1,225	35,109
McKesson Corp.	590	34,668
Medcath Corp. †	243	5,067
Medicines Co. †	152	2,928
Medicis Pharmaceutical Corp. Class A	119	2,441
Mentor Corp.	563	16,699
Merck & Co., Inc.	1,537	68,089
Meridian Bioscience, Inc.	396	13,571
Millennium Pharmaceuticals, Inc. †	899	12,577
Myriad Genetics, Inc. †	200	7,404
Neurocrine Biosciences, Inc. †	598	2,996
OraSure Technologies, Inc. †	845	6,033
OSI Pharmaceuticals, Inc. †	200	7,190
Par Pharmaceutical Cos., Inc. †	297	5,254
Pfizer, Inc.	1,575	35,091
PharmaNet Development Group, Inc. †	170	4,901
Quidel Corp. †	734	12,060
Regeneron Pharmaceuticals, Inc. †	365	7,216
Salix Pharmaceuticals, Ltd. †	490	3,308
Savient Pharmaceuticals, Inc. †	646	14,651
Schering-Plough Corp.	1,882	40,839
Sciele Pharma, Inc. †	842	17,429
Steris Corp.	574	14,132
Stewart Enterprises, Inc. Class A	173	1,033
Takeda Pharmaceutical Co., Ltd. (Japan)	600	33,333
Techne Corp. †	193	13,199
United Therapeutics Corp. †	157	13,215
UnitedHealth Group, Inc.	458	21,288
Waters Corp. †	288	17,168
WellCare Health Plans, Inc. †	230	10,980
West Pharmaceutical Services, Inc.	107	4,419
Wyeth	784	34,198
XenoPort, Inc. †	86	4,401
Zoll Medical Corp. †	576	14,331
		1,125,276

Technology (2.7%)
Accenture, Ltd. Class A (Bermuda)	28	987
Acme Packet, Inc. †	746	5,983
Actuate Corp. †	1,421	6,821
Advanced Analogic Technologies, Inc. †	1,195	7,768
Advanced Energy Industries, Inc. †	1,500	19,230
Analogic Corp.	16	936
Anixter International, Inc. †	165	10,789
Ansoft Corp. †	539	13,108
ANSYS, Inc. †	1,106	41,331
Apple Computer, Inc. †	140	17,503
Applied Materials, Inc.	453	8,684
Arris Group, Inc. †	1,200	6,900

COMMON STOCKS (20.1%)* continued

	Shares	Value

Technology continued
Atheros Communications †	279	$6,785
AuthenTec, Inc. †	600	6,090
Autodesk, Inc. †	907	28,199
Automatic Data Processing, Inc.	214	8,549
Avnet, Inc. †	222	7,484
Blackbaud, Inc.	583	15,240
Blackboard, Inc. †	222	6,387
Blue Coat Systems, Inc. †	1,009	23,691
BMC Software, Inc. †	1,485	47,936
Brocade Communications
Systems, Inc. †	866	6,660
CACI International, Inc. Class A †	200	8,732
Checkpoint Systems, Inc. †	461	11,156
Chordiant Software, Inc. †	1,414	8,145
Cisco Systems, Inc. † #	3,240	78,959
CommScope, Inc. †	395	16,543
Computer Sciences Corp. †	214	9,298
Compuware Corp. †	780	6,209
Comtech Group, Inc. (China) †	144	1,506
Comtech Telecommunications Corp. †	240	10,411
Convergys Corp. †	214	3,090
Credence Systems Corp. †	1,803	2,560
CSG Systems International, Inc. †	812	9,216
Cubic Corp.	74	1,892
Cybersource Corp. †	1,235	18,043
Diodes, Inc. †	330	7,448
eBay, Inc. †	507	13,365
Electronic Data Systems Corp.	1,279	22,152
Emulex Corp. †	723	10,758
F5 Networks, Inc. †	328	7,268
Factset Research Systems, Inc.	259	13,634
FEI Co. †	392	7,993
Fuji Photo Film Cos., Ltd. (Japan)	500	18,753
Fujitsu, Ltd. (Japan)	1,000	7,114
Global Sources, Ltd. (Bermuda) †	365	4,453
Greatbatch, Inc. †	552	11,796
Hewlett-Packard Co. #	1,108	52,929
Hitachi, Ltd. (Japan)	6,000	43,227
Hutchinson Technology, Inc. †	268	4,502
IBM Corp.	701	79,816
IHS, Inc. Class A †	111	6,843
Immersion Corp. †	41	346
Informatica Corp. †	900	15,714
Intel Corp.	2,516	50,194
Interwoven, Inc. †	264	3,577
Intuit, Inc. †	590	15,670
iRobot Corp. †	500	9,160
Itron, Inc. †	101	9,628
Jack Henry & Associates, Inc.	613	14,424
JDA Software Group, Inc. †	1,000	17,070
Konica Corp. (Japan)	500	7,092
Littelfuse, Inc. †	206	6,421
LTX Corp. †	1,192	3,874
Manhattan Associates, Inc. †	226	4,986
Mantech International Corp. Class A †	66	2,909
MEMC Electronic Materials, Inc. †	338	25,783
Methode Electronics, Inc. Class A	317	3,376

COMMON STOCKS (20.1%)* continued

	Shares	Value

Technology continued
Micrel, Inc.	1,200	$8,820
Microsoft Corp.	3,617	98,455
MicroStrategy, Inc. †	157	10,444
Mitsubishi Electric Corp. (Japan)	3,000	27,391
National Instruments Corp.	400	10,344
National Semiconductor Corp.	387	6,374
NEC Corp. (Japan)	1,000	4,300
Network Appliance, Inc. †	709	15,329
Novellus Systems, Inc. †	350	7,728
NTT Data Corp. (Japan)	1	4,671
NVIDIA Corp. †	239	5,112
Omnicell, Inc. †	111	2,109
Oracle Corp. †	1,891	35,551
Palm, Inc.	78	505
Parametric Technology Corp. †	1,367	20,929
Park Electrochemical Corp.	210	4,946
Photronics, Inc. †	722	7,271
Plantronics, Inc.	300	5,658
Polycom, Inc. †	874	19,053
Progress Software Corp. †	20	571
Qualcomm, Inc.	361	15,296
Radiant Systems, Inc. †	590	8,425
RF Micro Devices, Inc. †	1,077	3,393
SAIC, Inc. †	231	4,403
Silicon Storage Technology, Inc. †	565	1,599
SonicWall, Inc. †	3,391	28,247
SPSS, Inc. †	488	18,559
Sybase, Inc. †	1,614	42,965
Sykes Enterprises, Inc. †	947	15,900
Techwell, Inc. †	700	6,986
Texas Instruments, Inc.	115	3,445
TIBCO Software, Inc. †	251	1,770
Toshiba Corp. (Japan)	1,000	7,504
Trizetto Group †	822	16,045
TTM Technologies, Inc. †	1,657	18,260
Ultra Clean Holdings †	492	4,723
United Online, Inc.	1,015	10,130
Varian Semiconductor Equipment †	262	8,850
Varian, Inc. †	226	12,238
Veeco Instruments, Inc. †	449	6,960
Vignette Corp. †	741	9,374
Websense, Inc. †	330	6,425
Xilinx, Inc.	136	3,041
Yucheng Technologies, Ltd. (China) †	580	9,814
		1,545,009

Transportation (0.4%)
Accuride Corp. †	379	2,736
Alaska Air Group, Inc. †	24	586
British Airways PLC
(United Kingdom) †	542	2,743
Continental Airlines, Inc. Class B †	771	18,643
Deutsche Lufthansa AG (Germany)	581	13,504
Double Hull Tankers, Inc. (Jersey)	878	9,878
ExpressJet Holdings, Inc. †	1,246	3,028
Frontline, Ltd. (Bermuda)	641	29,269
Horizon Lines, Inc. Class A	350	7,060
Northwest Airlines Corp. †	403	5,412

COMMON STOCKS (20.1%)* continued

	Shares	Value

Transportation continued
Orient Overseas International, Ltd. (Hong Kong)	1,500	$8,810
Overseas Shipholding Group	501	31,423
Qantas Airways, Ltd. (Australia)	4,367	16,948
Republic Airways Holdings, Inc. †	470	9,189
Singapore Airlines, Ltd. (Singapore)	940	10,197
Singapore Maritime, Ltd. (Singapore)	13,000	16,261
SkyWest, Inc.	503	11,126
UAL Corp.	689	20,877
		217,690

Utilities & Power (0.6%)
Alliant Energy Corp.	284	9,866
Black Hills Corp.	28	1,001
Cleco Corp.	393	9,004
Constellation Energy Group, Inc.	156	13,783
Edison International	815	40,261
Enel SpA (Italy)	2,838	30,572
Energen Corp.	883	52,980
FirstEnergy Corp.	181	12,234
Mirant Corp. †	45	1,665
National Grid PLC (United Kingdom)	1,027	14,894
Northwest Natural Gas Co.	407	17,110
Northwestern Corp.	393	10,135
OGE Energy Corp.	111	3,604
Ormat Technologies, Inc.	200	8,732
PG&E Corp.	1,101	41,464
Portland General Electric Co.	677	15,794
Public Service Enterprise Group, Inc.	56	2,470
Questar Corp.	437	24,144
Singapore Petroleum Co., Ltd. (Singapore)	1,000	4,877
Tokyo Electric Power Co. (Japan)	1,400	35,974
Westar Energy, Inc.	74	1,682
WGL Holdings, Inc.	111	3,462
		355,708

Total common stocks (cost $12,593,085)		$11,323,161

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (7.9%)*

	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (0.4%)
Government National Mortgage
Association Pass-Through
Certificates 6 1/2s, August 20, 2037	$216,843	$226,694

U.S. Government Agency Mortgage Obligations (7.5%)
Federal National Mortgage
Association Pass-Through Certificates
6 1/2s, with due dates from
August 1, 2034 to November 1, 2036	210,437	218,348
5 1/2s, TBA, March 1, 2038	2,000,000	2,012,344
5s, TBA, March 1, 2038	2,000,000	1,969,531
		4,200,223

Total U.S. government and agency mortgage obligations
(cost $4,437,969)		$4,426,917

CORPORATE BONDS AND NOTES (7.3%)*

	Principal amount	Value

Basic Materials (0.7%)
AK Steel Corp. company
guaranty 7 3/4s, 2012	$10,000	$10,075
Aleris International, Inc. company
guaranty 9s, 2014 ‡‡	15,000	11,175
Algoma Acquisition Corp. 144A
unsec. notes 9 7/8s, 2015 (Canada)	5,000	4,025
ARCO Chemical Co. debs.
10 1/4s, 2010	10,000	10,150
Builders FirstSource, Inc. company
guaranty sr. sec. FRN 7.315s, 2012	5,000	3,650
Century Aluminum Co. company
guaranty 7 1/2s, 2014	5,000	4,750
Compass Minerals International, Inc.
sr. disc. notes stepped-coupon Ser. B,
zero % (12s, 6/1/08), 2013 ††	5,000	5,150
Domtar Corp. company guaranty
Ser. *, 7 7/8s, 2011 (Canada)	15,000	14,775
Freeport-McMoRan Copper & Gold,
Inc. sr. notes unsec. bonds 8 3/8s, 2017	15,000	15,844
Freeport-McMoRan Copper &
Gold, Inc. sr. unsec. notes FRN
8.394s, 2015	5,000	4,800
Freeport-McMoRan Copper &
Gold, Inc. sr. unsec. notes 8 1/4s, 2015	10,000	10,513
Georgia-Pacific Corp. debs. 9 1/2s, 2011	5,000	5,063
Georgia-Pacific Corp. sr. notes 8s, 2024	5,000	4,425
Georgia-Pacific Corp. 144A company
guaranty 7 1/8s, 2017	10,000	9,300
Gerdau Ameristeel Corp.
sr. notes 10 3/8s, 2011 (Canada)	5,000	5,250
Glancore Funding LLC 144A company
guaranty sr. unsec.
unsub. notes 6s, 2014	100,000	98,851
Hexion U.S. Finance Corp./Hexion
Nova Scotia Finance, ULC company
guaranty 9 3/4s, 2014	10,000	10,350
Jefferson Smurfit Corp. company
guaranty 8 1/4s, 2012	3,000	2,798
MacDermid, Inc. 144A
sr. sub. notes 9 1/2s, 2017	5,000	4,400
Momentive Performance
Materials, Inc. company
guaranty sr. unsec. notes 9 3/4s, 2014	20,000	17,900
Mosaic Co. (The) 144A
sr. unsec. unsub. notes 7 5/8s, 2016	5,000	5,375
Mosaic Co. (The) 144A
sr. unsec. unsub. notes 7 3/8s, 2014	5,000	5,313
NewPage Corp. company
guaranty 10s, 2012	5,000	5,013
NewPage Corp. sec. notes 10s, 2012	45,000	45,113
NewPage Holding Corp.
sr. notes FRN 11.818s, 2013 ‡‡	1,393	1,163
Norske Skog Canada, Ltd. company
guaranty Ser. D, 8 5/8s, 2011 (Canada)	30,000	25,125
Novelis, Inc. company guaranty
7 1/4s, 2015	22,000	19,800
Smurfit-Stone Container Enterprises,
Inc. sr. unsec. unsub. notes 8s, 2017	5,000	4,425

CORPORATE BONDS AND NOTES (7.3%)* continued

	Principal amount	Value

Basic Materials continued
Steel Dynamics, Inc. company
guaranty sr. unsec.
unsub. notes 6 3/4s, 2015	$15,000	$14,663
Tube City IMS Corp. company
guaranty 9 3/4s, 2015	10,000	8,825
Verso Paper Holdings, LLC/ Verso
Paper, Inc. company guaranty
11 3/8s, 2016	10,000	9,050
		397,109

Capital Goods (0.3%)
Alliant Techsystems, Inc.
sr. sub. notes 6 3/4s, 2016	5,000	4,888
Allied Waste North America, Inc.
sec. notes 6 1/2s, 2010	10,000	9,875
BBC Holding Corp.
sr. notes 8 7/8s, 2014	15,000	13,238
Blount, Inc. sr. sub. notes 8 7/8s, 2012	5,000	4,863
General Cable Corp. company guaranty
sr. unsec. notes FRN 7.104s, 2015	10,000	8,600
Greenbrier Cos., Inc. company
guaranty 8 3/8s, 2015	5,000	4,769
Hawker Beechcraft
Acquisition Co., LLC
sr. sub. notes 9 3/4s, 2017	5,000	4,963
Hawker Beechcraft
Acquisition Co., LLC sr. unsec.
notes 8 7/8s, 2015 ‡‡	5,000	5,100
Hexcel Corp. sr. sub. notes
6 3/4s, 2015	15,000	14,438
L-3 Communications Corp. company
guaranty Ser. B, 6 3/8s, 2015	5,000	4,963
L-3 Communications Corp.
sr. sub. notes 5 7/8s, 2015	10,000	9,725
Legrand SA unsec. unsub. debs.
8 1/2s,2025 (France)	5,000	5,572
Manitowoc Co., Inc. (The)
sr. notes 7 1/8s, 2013	10,000	9,725
Milacron Escrow Corp. sec.
notes 11 1/2s, 2011	5,000	3,750
Mueller Water Products, Inc.
company guaranty 7 3/8s, 2017	5,000	4,350
Owens-Illinois, Inc. debs. 7 1/2s, 2010	5,000	5,113
RBS Global, Inc. / Rexnord Corp.
company guaranty 9 1/2s, 2014	15,000	13,500
SPX Corp. sr. notes 7 5/8s, 2014	10,000	10,300
TD Funding Corp. company
guaranty 7 3/4s, 2014	10,000	9,950
Tekni-Plex, Inc. sec. notes
10 7/8s, 2012	10,000	10,475
Terex Corp. company guaranty
7 3/8s, 2014	15,000	14,888
Terex Corp. sr. sub. notes 8s, 2017	5,000	5,000
Titan International, Inc. company
guaranty 8s, 2012	15,000	14,475
WCA Waste Corp. company
guaranty 9 1/4s, 2014	5,000	4,975
		197,495

CORPORATE BONDS AND NOTES (7.3%)* continued

	Principal amount	Value

Communication Services (0.4%)
American Tower Corp. 144A
sr. notes 7s, 2017	$5,000	$4,988
AT&T, Inc. bonds 5 1/2s, 2018	25,000	24,999
Centennial Communications Corp.
sr. notes 10s, 2013	5,000	4,825
Cricket Communications, Inc.
company guaranty 9 3/8s, 2014	15,000	13,350
Hawaiian Telcom
Communications, Inc. company
guaranty Ser. B, 9 3/4s, 2013	5,000	4,150
Inmarsat Finance PLC company
guaranty stepped-coupon zero %
(10 3/8s, 11/15/08), 2012
(United Kingdom) ††	10,000	9,675
Intelsat Bermuda, Ltd. company
guaranty sr. unsec. notes 11 1/4s,
2016 (Bermuda)	35,000	35,175
iPCS, Inc. company guaranty sr. sec.
notes FRN 5.364s, 2013	5,000	4,000
Level 3 Financing, Inc. company
guaranty 9 1/4s, 2014	20,000	16,200
Level 3 Financing, Inc. company
guaranty 8 3/4s, 2017	5,000	3,788
MetroPCS Wireless, Inc. company
guaranty sr. unsec. notes 9 1/4s, 2014	20,000	17,600
PAETEC Holding Corp. company
guaranty sr. unsec.
unsub. notes 9 1/2s, 2015	5,000	4,638
PanAmSat Corp. company
guaranty 9s, 2014	5,000	5,000
Qwest Corp. sr. unsec. unsub.
notes 8 7/8s, 2012	15,000	15,656
Rural Cellular Corp. FRN
sr. unsec. sub. notes 6.076s, 2013	5,000	5,025
Rural Cellular Corp. sr. unsec. sub. FRN
8.989s, 2012	5,000	5,050
Time Warner Telecom, Inc. company
guaranty 9 1/4s, 2014	5,000	5,000
West Corp. company
guaranty 9 1/2s, 2014	5,000	4,375
Windstream Corp. company
guaranty 8 5/8s, 2016	35,000	35,613
Windstream Corp. company
guaranty 8 1/8s, 2013	5,000	4,988
		224,095

Conglomerates (—%)
Honeywell International, Inc.
sr. unsecd. notes 5.3s, 2018	5,000	5,133

Consumer Cyclicals (1.6%)
Allison Transmission 144A company
guaranty 11s, 2015	15,000	12,825
American Media, Inc. company
guaranty Ser. B, 10 1/4s, 2009	5,000	3,425
American Media, Inc. 144A company
guaranty sr. unsec.
sub. notes 10 1/4s, 2009	182	125

CORPORATE BONDS AND NOTES (7.3%)* continued

	Principal amount	Value

Consumer Cyclicals continued
Aramark Corp. company
guaranty 8 1/2s, 2015	$5,000	$4,925
ArvinMeritor, Inc. notes 8 3/4s, 2012	2,000	1,820
ArvinMeritor, Inc. sr. unsec.
notes 8 1/8s, 2015	5,000	4,138
Associated Materials, Inc. company
guaranty 9 3/4s, 2012	5,000	4,950
Bon-Ton Stores, Inc. (The) company
guaranty 10 1/4s, 2014	20,000	13,400
Boyd Gaming Corp.
sr. sub. notes 7 3/4s, 2012	10,000	9,225
Boyd Gaming Corp.
sr. sub. notes 7 1/8s, 2016	5,000	4,075
CanWest Media, Inc. company
guaranty 8s, 2012 (Canada)	12,000	11,280
Cenveo Corp., sr. sub. notes
7 7/8s, 2013	3,000	2,558
Claire’s Stores, Inc. 144A company
guaranty sr. unsec. notes 9 5/8s, 2015	10,000	5,900
Corrections Corporation of America
sr. notes 7 1/2s, 2011	5,000	5,100
DaimlerChrysler NA Holding Corp.
notes Ser. MTN, 5 3/4s, 2011	5,000	5,195
Federated Department Stores, Inc.
company guaranty sr. unsec.
notes 6 5/8s, 2011	140,000	144,544
Ford Motor Co. notes 7.45s, 2031	10,000	6,825
Ford Motor Credit Co., LLC
sr. notes 9 7/8s, 2011	40,000	36,889
Ford Motor Credit Co., LLC unsec.
notes 7 3/8s, 2009	65,000	61,637
General Motors Corp. sr. unsec. unsub.
notes 7.2s, 2011	70,000	63,350
Goodyear Tire & Rubber Co. (The)
sr. notes 9s, 2015	16,000	16,840
Hanesbrands, Inc. company
guaranty sr. unsec. notes
FRN Ser. B, 8.204s, 2014	5,000	4,400
Host Marriott LP company
guaranty Ser. Q, 6 3/4s, 2016 (R)	10,000	9,475
Host Marriott LP sr. notes Ser. M,
7s, 2012 (R)	15,000	14,625
Isle of Capri Casinos, Inc.
company guaranty 7s, 2014	10,000	6,825
Jostens IH Corp. company
guaranty 7 5/8s, 2012	10,000	9,650
KB Home company guaranty
6 3/8s, 2011	50,000	47,250
Lamar Media Corp. company
guaranty 7 1/4s, 2013	10,000	9,675
Lamar Media Corp. sr. unsec.
sub. notes Ser. C, 6 5/8s, 2015	5,000	4,600
Lear Corp. company
guaranty 8 1/2s, 2013	5,000	4,513

CORPORATE BONDS AND NOTES (7.3%)* continued

	Principal amount	Value

Consumer Cyclicals continued
Levi Strauss & Co. sr. unsec. unsub.
notes 9 3/4s, 2015	$5,000	$4,963
Levi Strauss & Co. sr. unsec.
notes 8 7/8s, 2016	5,000	4,763
Mashantucket Western Pequot Tribe
144A bonds 8 1/2s, 2015	30,000	26,700
Meritage Homes Corp. company
guaranty 6 1/4s, 2015	10,000	7,500
MGM Mirage, Inc. company
guaranty 8 1/2s, 2010	5,000	5,169
MGM Mirage, Inc. company
guaranty 6s, 2009	15,000	14,925
Michaels Stores, Inc. company
guaranty 11 3/8s, 2016	5,000	4,138
Michaels Stores, Inc. company
guaranty 10s, 2014	10,000	8,738
Neiman-Marcus Group, Inc. company
guaranty 9s, 2015	15,000	14,925
NTK Holdings, Inc. sr. disc.
notes zero %, 2014	5,000	2,650
Pinnacle Entertainment, Inc.
sr. sub. notes 8 1/4s, 2012	5,000	4,750
Pinnacle Entertainment, Inc. 144A
sr. sub. notes 7 1/2s, 2015	10,000	7,700
Pulte Homes, Inc. notes 4 7/8s, 2009	135,000	128,250
Reader’s Digest Association, Inc.
(The) 144A sr. sub. notes 9s, 2017	5,000	3,600
Standard Pacific Corp.
sr. unsec. notes 6 1/2s, 2008	15,000	14,175
Station Casinos, Inc.
sr. notes 6s, 2012	5,000	4,225
Station Casinos, Inc.
sr. sub. notes 6 7/8s, 2016	15,000	9,450
Tenneco Automotive, Inc. company
guaranty 8 5/8s, 2014	10,000	9,800
Tenneco, Inc. 144A sr. unsec.
notes 8 1/8s, 2015	5,000	5,013
Texas Industries, Inc. sr. unsec.
notes 7 1/4s, 2013	10,000	9,550
THL Buildco, Inc. (Nortek Holdings, Inc.)
sr. sub. notes 8 1/2s, 2014	15,000	11,625
Tropicana Entertainment, LLC
sr. sub. notes 9 5/8s, 2014	10,000	4,800
Trump Entertainment Resorts, Inc.
sec. notes 8 1/2s, 2015	20,000	13,900
UCI Holdco, Inc. sr. unsec.
FRN 12.491s, 2013 ‡‡	11,282	9,985
United Auto Group, Inc. company
guaranty 7 3/4s, 2016	5,000	4,275
Vertis, Inc. company
guaranty Ser. B, 10 7/8s, 2009	10,000	3,500
Vertis, Inc. 144A unsec.
sub. notes 13 1/2s, 2009	5,000	650
Wynn Las Vegas, LLC/Wynn Las Vegas
Capital Corp. 1st mtge. 6 5/8s, 2014	20,000	19,200
Yankee Acquisition Corp. company
guaranty Ser. B, 8 1/2s, 2015	5,000	4,175
		893,133

CORPORATE BONDS AND NOTES (7.3%)* continued

	Principal amount	Value

Consumer Staples (1.1%)
Affinion Group, Inc. company
guaranty 11 1/2s, 2015	$5,000	$4,600
Affinion Group, Inc. company
guaranty 10 1/8s, 2013	5,000	4,900
AMC Entertainment, Inc. company
guaranty 11s, 2016	5,000	4,700
Avis Budget Car Rental, LLC
company guaranty 7 5/8s, 2014	5,000	4,350
British Sky Broadcasting PLC
company guaranty 6 7/8s, 2009
(United Kingdom)	110,000	113,719
Buffets, Inc. company
guaranty 12 1/2s, 2014	5,000	125
Cablevision Systems Corp.
sr. notes Ser. B, 8s, 2012	20,000	19,250
CCH I, LLC sec. notes 11s, 2015	15,000	10,425
CCH II, LLC sr. unsec. notes
10 1/4s, 2010	30,000	27,450
CCH II, LLC sr. unsec. notes
Ser. B, 10 1/4s, 2010	15,000	13,613
Chiquita Brands International, Inc.
sr. notes 7 1/2s, 2014	5,000	4,350
Cinemark, Inc. sr. disc. notes
stepped-coupon zero %
(9 3/4s, 3/15/09), 2014 ††	10,000	9,100
Clear Channel Communications, Inc.
sr. unsec 5 1/2s, 2014	5,000	3,300
CSC Holdings, Inc.
sr. notes 6 3/4s, 2012	10,000	9,650
Dean Foods Co. company
guaranty 7s, 2016	10,000	8,750
Del Monte Corp.
sr. sub. notes 8 5/8s, 2012	10,000	10,150
Diageo Capital PLC company
guaranty 5 1/8s, 2012 (United Kingdom)	45,000	46,576
DirecTV Holdings, LLC company
guaranty 6 3/8s, 2015	30,000	27,825
Echostar DBS Corp. company
guaranty 7 1/8s, 2016	25,000	24,563
Echostar DBS Corp. company
guaranty 7s, 2013	5,000	4,925
Echostar DBS Corp.
sr. notes 6 3/8s, 2011	10,000	9,850
Elizabeth Arden, Inc. company
guaranty 7 3/4s, 2014	5,000	4,800
Hertz Corp. company
guaranty 8 7/8s, 2014	10,000	9,525
Idearc, Inc. company guaranty 8s, 2016	45,000	26,550
Jarden Corp. company
guaranty 7 1/2s, 2017	5,000	4,381
Liberty Media Corp. debs. 8 1/4s, 2030	5,000	4,166
Nielsen Finance LLC/Nielsen
Finance Co. company
guaranty stepped-coupon zero %
(12 1/2s, 8/1/11), 2016 ††	30,000	19,050
OSI Restaurant Partners, Inc. 144A
sr. notes 10s, 2015	5,000	3,050

CORPORATE BONDS AND NOTES (7.3%)* continued

	Principal amount	Value

Consumer Staples continued
Pinnacle Foods Finance LLC
sr. notes 9 1/4s, 2015	$5,000	$4,313
Pinnacle Foods Finance LLC
sr. sub. notes 10 5/8s, 2017	5,000	3,888
R.H. Donnelley Corp. sr. disc.
notes Ser. A-2, 6 7/8s, 2013	5,000	2,950
R.H. Donnelley Corp.
sr. unsec. unsub. notes 8 7/8s, 2017	25,000	14,625
Rental Services Corp. company
guaranty 9 1/2s, 2014	10,000	8,175
Reynolds American, Inc. company
guaranty 7 1/4s, 2013	10,000	10,639
Rite Aid Corp. company
guaranty 9 1/2s, 2017	10,000	7,650
Rite Aid Corp. company
guaranty 9 3/8s, 2015	5,000	3,875
Rite Aid Corp. sec. notes 7 1/2s, 2017	5,000	4,375
Sinclair Broadcast Group, Inc.
company guaranty 8s, 2012	5,000	5,100
Sirius Satellite Radio, Inc.
sr. unsec. notes 9 5/8s, 2013	5,000	4,125
Spectrum Brands, Inc. company
guaranty 7 3/8s, 2015	10,000	6,525
Supervalu, Inc. sr. notes 7 1/2s, 2014	5,000	4,963
Universal Corp MTNC notes
5.2s, 2013	100,000	100,808
		615,704

Energy (0.6%)
Arch Western Finance, LLC
sr. notes 6 3/4s, 2013	15,000	14,775
Chaparral Energy, Inc. company
guaranty 8 1/2s, 2015	6,000	5,100
Chaparral Energy, Inc. company
guaranty sr. unsec. notes 8 7/8s, 2017	5,000	4,275
Chesapeake Energy Corp. company
guaranty 6 1/2s, 2017	15,000	14,400
Chesapeake Energy Corp.
sr. notes 7 1/2s, 2013	10,000	10,275
Complete Production Services, Inc.
company guaranty 8s, 2016	10,000	9,613
Compton Petroleum Corp. company
guaranty 7 5/8s, 2013 (Canada)	5,000	4,650
Comstock Resources, Inc.
sr. notes 6 7/8s, 2012	5,000	4,650
Connacher Oil and Gas, Ltd. 144A
sec. notes 10 1/4s, 2015 (Canada)	15,000	14,850
Denbury Resources, Inc.
sr. sub. notes 7 1/2s, 2015	5,000	5,050
Dresser-Rand Group, Inc. company
guaranty 7 3/8s, 2014	5,000	4,888
EXCO Resources, Inc. company
guaranty 7 1/4s, 2011	5,000	4,813
Forest Oil Corp. sr. notes 8s, 2011	5,000	5,200
Harvest Operations Corp.
sr. notes 7 7/8s, 2011 (Canada)	5,000	4,550
Helix Energy Solutions Group, Inc. 144A
sr. unsec. notes 9 1/2s, 2016	35,000	35,000

CORPORATE BONDS AND NOTES (7.3%)* continued

		Principal amount	Value

Energy continued
Hornbeck Offshore Services, Inc.
sr. notes Ser. B, 6 1/8s, 2014		$5,000	$4,700
Kerr-McGee Corp. sec. notes
6.95s, 2024		5,000	5,270
Key Energy Services, Inc. 144A
sr. notes 8 3/8s, 2014		15,000	15,038
Massey Energy Co.
sr. notes 6 5/8s, 2010		15,000	14,925
Newfield Exploration Co.
sr. sub. notes 6 5/8s, 2016		10,000	9,763
Newfield Exploration Co.
sr. sub. notes 6 5/8s, 2014		5,000	4,900
Offshore Logistics, Inc. company
guaranty 6 1/8s, 2013		5,000	4,800
OPTI Canada, Inc. 144A company
guaranty 8 1/4s, 2014 (Canada)		5,000	4,938
Peabody Energy Corp. company
guaranty 7 3/8s, 2016		15,000	15,525
PetroHawk Energy Corp. company
guaranty 9 1/8s, 2013		15,000	15,300
Petroleum Development Corp. 144A
sr. unsec. notes 12s, 2018		15,000	15,113
Plains Exploration & Production Co.
company guaranty 7 3/4s, 2015		10,000	9,975
Plains Exploration & Production Co.
company guaranty 7s, 2017		5,000	4,800
Pride International, Inc.
sr. unsec. notes 7 3/8s, 2014		5,000	5,200
Quicksilver Resources, Inc.
company guaranty 7 1/8s, 2016		5,000	4,788
Stallion Oilfield Services/Stallion Oilfield
Finance Corp. 144A sr. unsec.
notes 9 3/4s, 2015		10,000	7,800
Targa Resources, Inc. company
guaranty sr. unsec. notes 8 1/2s, 2013		50,000	46,375
			331,299

Financial (0.7%)
Bear Stearns Cos., Inc. (The)
sr. unsec. notes 7 1/4s, 2018		15,000	14,553
Depfa ACS Bank notes 3 1/4s,
2008 (Ireland)	EUR	150,000	227,417
E*Trade Financial Corp. sr.
unsec. 7 3/8s, 2013		$15,000	11,475
GMAC, LLC sr. unsec. unsub. notes
FRN 5.276s, 2014		4,000	3,003
GMAC, LLC sr. unsec. unsub. notes
7 3/4s, 2010		5,000	4,521
GMAC, LLC sr. unsec. unsub. notes
7s, 2012		5,000	4,053
GMAC, LLC sr. unsec. unsub. notes
6 7/8s, 2012		5,000	3,991
GMAC, LLC sr. unsec. unsub. notes
6 7/8s, 2011		15,000	12,239
GMAC, LLC sr. unsec. unsub. notes
6 3/4s, 2014		26,000	19,583
GMAC, LLC sr. unsec. unsub. notes
6 5/8s, 2012		10,000	8,008

CORPORATE BONDS AND NOTES (7.3%)* continued

		Principal amount	Value

Financial continued
JPMorgan Chase & Co. sr. notes
6s, 2018		$25,000	$25,940
Leucadia National Corp. sr. unsec.
notes 7 1/8s, 2017		5,000	4,813
Merrill Lynch & Co., Inc.
notes 5.45s, 2013		15,000	15,130
Nuveen Investments, Inc. 144A
sr. notes 10 1/2s, 2015		15,000	13,631
Realogy Corp. company
guaranty sr. unsec.
notes 10 1/2s, 2014 (R)		40,000	28,400
Wachovia Corp. notes 5 3/4s, 2018		5,000	5,026
			401,783

Government (0.2%)
European Investment Bank
supranational bank bonds 3 1/2s,
2014 (Luxembourg)	CHF	40,000	39,949
Norddeutsche Landesbank
Girozentrale bonds Ser. 7,
5 3/4s, 2010 (Germany)	EUR	24,000	38,403
Oester Postspark Bawag foreign
government guaranty Ser. EMTN,
3 1/4s, 2011 (Austria)	CHF	60,000	58,791
			137,143

Health Care (0.5%)
Community Health Systems, Inc.
company guaranty 8 7/8s, 2015		$45,000	44,156
DaVita, Inc. company
guaranty 6 5/8s, 2013		5,000	4,900
Elan Finance PLC/Elan Finance Corp.
company guaranty 7 3/4s, 2011 (Ireland)		15,000	14,213
HCA, Inc. company
guaranty sr. sec. notes 9 5/8s, 2016 ‡‡		5,000	5,163
HCA, Inc. sr. unsec. notes 6 3/8s, 2015		15,000	12,525
HCA, Inc. sr. unsec. notes 6 1/4s, 2013		2,000	1,735
HCA, Inc. sr. sec. notes 9 1/4s, 2016		55,000	56,375
Health Management Associates, Inc.
sr. notes 6 1/8s, 2016		5,000	4,175
Healthsouth Corp. company
guaranty 10 3/4s, 2016		5,000	5,238
IASIS Healthcare/IASIS Capital Corp.
sr. sub. notes 8 3/4s, 2014		5,000	4,938
Omnicare, Inc. sr. sub. notes 6 7/8s, 2015		5,000	4,363
Omnicare, Inc. sr. sub. notes 6 1/8s, 2013		5,000	4,375
Select Medical Corp. company
guaranty 7 5/8s, 2015		5,000	4,100
Service Corporation International
sr. unsec. unsub. notes 6 3/4s, 2016		5,000	4,975
Stewart Enterprises, Inc.
sr. notes 6 1/4s, 2013		5,000	4,700
Sun Healthcare Group, Inc. company
guaranty sr. unsec. unsub. notes
9 1/8s, 2015		5,000	4,813
Surgical Care Affiliates, Inc.
144A sr. sub. notes 10s, 2017		5,000	3,800

CORPORATE BONDS AND NOTES (7.3%)* continued

	Principal amount	Value

Health Care continued
Surgical Care Affiliates, Inc.
144A sr. unsec. notes 8 7/8s, 2015 ‡‡	$5,000	$4,050
Tenet Healthcare Corp. sr. unsec.
notes 7 3/8s, 2013	10,000	8,675
Tenet Healthcare Corp.
sr. unsec. unsub. notes 6 3/8s, 2011	25,000	22,406
UnitedHealth Group, Inc. bonds
6s, 2018	10,000	10,141
US Oncology Holdings, Inc.
sr. unsec. notes FRN 10.759s, 2012 ‡‡	5,000	3,850
US Oncology, Inc. company
guaranty 9s, 2012	5,000	4,975
Vanguard Health Holding Co.II, LLC
sr. sub. notes 9s, 2014	10,000	9,550
Ventas Realty LP/Capital Corp.
sr. notes 6 3/4s, 2017 (R)	5,000	4,925
Wellpoint, Inc. sr. unsec. unsub. notes
5s, 2011	30,000	30,773
		283,889

Other (0.1%)
Lehman Brothers HY TRAINS
(Targeted Return Index
Securities) 144A FRN 7.117s, 2016	44,400	43,389

Technology (0.5%)
Activant Solutions, Inc. company
guaranty 9 1/2s, 2016	5,000	4,150
Advanced Micro Devices, Inc.
sr. notes 7 3/4s, 2012	8,000	6,720
Amkor Technologies, Inc.
sr. notes 7 3/4s, 2013	8,000	7,440
Celestica, Inc. sr. sub. notes 7 5/8s,
2013 (Canada)	5,000	4,725
Ceridian Corp. 144A sr. unsec.
notes 11 1/4s, 2015	20,000	16,400
Compucom Systems, Inc.
sr. sub. notes 12 1/2s, 2015	5,000	4,675
Computer Sciences Corp. 144A
sr. unsec. notes 6 1/2s, 2018	85,000	86,689
Electronic Data Systems Corp.
sr. sec. notes Ser. B, 6 1/2s, 2013	5,000	5,114
Freescale Semiconductor, Inc.
company guaranty sr. unsec. sub.
notes 9 1/8s, 2014 ‡‡	5,000	3,800
Freescale Semiconductor, Inc. company
guaranty sr. unsec. notes 8 7/8s, 2014	40,000	32,600
Freescale Semiconductor, Inc.
sr. sec. notes 10 1/8s, 2016	10,000	7,100
Iron Mountain, Inc. company
guaranty 8 5/8s, 2013	15,000	15,150
Lucent Technologies, Inc. unsec.
debs. 6.45s, 2029	10,000	7,500
Nortel Networks, Ltd. company
guaranty sr. unsec. notes FRN 8.508s,
2011 (Canada)	5,000	4,325

CORPORATE BONDS AND NOTES (7.3%)* continued

	Principal amount	Value

Technology continued
Seagate Technology Hdd Holdings
company guaranty 6.8s, 2016
(Cayman Islands)	$5,000	$4,880
SunGard Data Systems, Inc. company
guaranty 10 1/4s, 2015	4,000	3,980
SunGard Data Systems, Inc. company
guaranty 9 1/8s, 2013	35,000	35,263
Travelport LLC company
guaranty 9 7/8s, 2014	20,000	17,600
Unisys Corp. sr. unsec. unsub. notes
8s, 2012	10,000	8,650
		276,761

Utilities & Power (0.6%)
AES Corp. (The) sr. unsec.
unsub. notes 8s, 2017	5,000	5,100
AES Corp. (The) 144A sec.
notes 8 3/4s, 2013	9,000	9,416
CMS Energy Corp. sr. notes 8 1/2s, 2011	10,000	10,760
Dynegy Holdings, Inc. sr. unsec.
notes 8 3/8s, 2016	5,000	4,888
Dynegy-Roseton Danskamme company
guaranty Ser. B, 7.67s, 2016	5,000	5,000
Edison Mission Energy sr. unsec.
notes 7 1/2s, 2013	5,000	5,125
Edison Mission Energy sr. unsec.
notes 7.2s, 2019	5,000	4,900
Edison Mission Energy sr. unsec.
notes 7s, 2017	20,000	19,650
El Paso Corp. sr. notes Ser. MTN,
7 3/4s, 2032	5,000	5,159
Ferrellgas LP/Finance sr. notes
8 3/4s, 2012	10,000	10,200
FirstEnergy Corp. notes Ser. B,
6.45s, 2011	90,000	95,302
Mirant North America, LLC company
guaranty 7 3/8s, 2013	10,000	10,038
NRG Energy, Inc. company
guaranty 7 3/8s, 2017	5,000	4,838
NRG Energy, Inc. sr. notes 7 3/8s, 2016	20,000	19,275
PSEG Energy Holdings, Inc.
sr. notes 8 1/2s, 2011	5,000	5,337
Teco Finance, Inc. sr. unsec.
unsub. notes 7.2s, 2011	15,000	16,045
Texas Competitive Electric Holdings
Co., LLC company guaranty
10 1/4s, 2015	60,000	58,500
TXU Corp. sr. notes Ser. P, 5.55s, 2014	15,000	11,746
Williams Cos., Inc. (The)
notes 8 3/4s, 2032	15,000	17,663
Williams Cos., Inc. (The)
sr. unsec. notes 7 5/8s, 2019	10,000	10,700
		329,642

Total corporate bonds and notes (cost $4,323,985)		$4,136,575

CONVERTIBLE PREFERRED STOCKS (5.2%)*

	Shares	Value

AES Trust III $3.375 cv. pfd.	1,555	$74,057
Bank of America Corp. Ser. L,
7.25% cv. pfd.	81	86,366
Bunge, Ltd. 5.125% cum. cv. pfd.	100	103,000
Chesapeake Energy Corp. $4.50
cum. cv. pfd.	1,075	124,834
Cincinnati Bell, Inc. Ser. B,
$3.378 cum. cv. pfd.	1,930	79,169
Citigroup, Inc. Ser. T, $3.25 cv. pfd.	2,140	106,465
Crown Castle International Corp.
$3.125 cum. cv. pfd.	1,970	110,320
Edge Petroleum Ser. A, $2.875
cum. cv. pfd.	1,630	50,269
El Paso Energy Capital Trust I
$2.375 cv. pfd.	2,180	80,115
Emmis Communications Corp. Ser. A,
$3.125 cum. cv. pfd.	1,750	45,500
Entergy Corp. $3.813 cv. pfd.	1,875	116,719
Entertainment Properties Trust
Ser. C, $1.437 cum. cv. pfd. (R)	3,470	68,966
Fannie Mae Ser. 04-1, 5.375% cv. pfd.	1	80,612
FelCor Lodging Trust, Inc. Ser. A,
$0.488 cum. cv. pfd. (R)	5,210	110,061
Ford Motor Co. Capital Trust II
$3.25 cum. cv. pfd.	3,950	132,325
Freeport-McMoRan Copper &
Gold, Inc. $6.75 cv. pfd.	812	119,770
General Motors Corp. $1.563
cum. cv. pfd.	5,580	108,113
Lucent Technologies Capital Trust
I 7.75% cum. cv. pfd.	107	83,460
McMoRan Exploration Co. $6.75
cum. cv. pfd	985	117,142
Mylan, Inc. 6.50% cv. pfd.	55	49,228
Nationwide Health Properties, Inc.
$7.75 cv. pfd.	785	109,311
Newell Financial Trust I $2.625
cum. cv. pfd.	1,610	72,853
Northrop Grumman Corp. Ser. B,
$7.00 cum. cv. pfd.	555	80,753
Owens-Illinois, Inc. $2.375 cv. pfd.	2,425	133,678
Retail Ventures, Inc. $3.312 cum. cv. pfd.	1,545	56,972
Schering-Plough Corp.
6.00% cum. cv. pfd.	415	85,490
Six Flags, Inc. $1.813
cum. cv. pfd.	3,360	44,520
Smurfit-Stone Container Corp.
Ser. A, $1.75 cum. cv. pfd.	4,230	88,301
Stanley Works (The) FRN 6.975%
units cv. pfd.	178,000	153,881
Universal Corp. 6.75% cv. pfd.	51	70,610
Vale Capital, Ltd. Ser. RIO,
$2.75 cv. pfd. (Cayman Islands)	1,445	96,996
Vale Capital, Ltd. Ser. RIO P,
$2.75 cv. pfd. (Cayman Islands)	385	25,747
Washington Mutual, Inc. Ser. R,
7.75% cv. pfd.	55	51,631

Total convertible preferred stocks (cost $3,086,169)		$2,917,234

CONVERTIBLE BONDS AND NOTES (4.6%)*

	Principal amount	Value

Advanced Micro Devices, Inc. cv.
sr. unsec. notes 5 3/4s, 2012	$115,000	$91,281
BankUnited Financial Corp. cv.
sr. notes 3 1/8s, 2034	71,000	40,648
Borland Software Corp.
144A cv. sr. notes 2 3/4s, 2012	78,000	52,260
Boston Private Financial
Holdings, Inc. cv. unsec.
sr. notes 3s, 2027	100,000	85,000
Charming Shoppes cv. sr. unsec.
notes 1 1/8s, 2014	120,000	81,600
Chiquita Brands International cv. unsec.
sr. notes 4 1/4s, 2016	70,000	80,938
Countrywide Financial Corp.
144A cv. company guaranty unsec.
sr. notes FRN, Ser. A, 0.758s, 2037	110,000	97,350
Cray, Inc. cv. sr. sub. notes 3s, 2024	70,000	60,550
Credence Systems Corp. cv. sub.
notes 1 1/2s, 2008	80,000	79,000
CV Therapeutics, Inc. cv. sub. notes
3 1/4s, 2013	110,000	83,050
EPIX
Medical, Inc. cv. sr. notes 3s, 2024	120,000	80,400
ExpressJet Holdings, Inc. cv. company
guaranty 4 1/4s, 2023	70,000	67,550
Fleetwood Enterprises, Inc. cv. sr. sub.
notes 5s, 2023	95,000	85,975
General Growth Properties, Inc.
144A cv. sr. notes 3.98s, 2027	100,000	79,500
International Coal Group, Inc.
144A cv. company guaranty 9s, 2012	142,000	184,561
Jazz Technologies, Inc. cv. company
guaranty 8s, 2011	50,000	37,500
JetBlue Airways Corp. cv. sr. bonds
3 1/2s, 2033	85,000	82,875
KKR Financial Holdings, LLC
144A cv. sr. unsec. notes 7s, 2012	89,000	76,095
Level 3 Communications, Inc. cv.
sr. notes 3 1/2s, 2012	100,000	73,000
LSI Logic Corp. cv. sub. notes 4s, 2010	70,000	67,288
Mentor Graphics Corp. cv. sub.
notes FRN 4.795s, 2023	140,000	141,134
NII Holdings, Inc. cv. unsec.
notes 3 1/8s, 2012	100,000	86,750
Omnicare, Inc. cv. debs. Ser. OCR,
3 1/4s, 2035	110,000	75,075
Pier 1 Imports, Inc. cv. company
guaranty 6 3/8s, 2036	45,000	36,338
Pier 1 Imports, Inc. 144A cv. sr. unsub.
notes stepped-coupon 6 3/8s
(6 1/8s, 2/15/11) 2036 ††	100,000	80,750
Rewards Network, Inc. cv. sub. debs.
3 1/4s, 2023	100,000	93,000
RF Micro Devices, Inc. cv. unsec.
sub notes 1s, 2014	80,000	54,600
Safeguard Scientifics, Inc. cv. sr. notes
2 5/8s, 2024	160,000	129,200

CONVERTIBLE BONDS AND NOTES (4.6%)* continued

	Principal amount	Value

Sinclair Broadcast Group, Inc.
cv. bonds 6s, 2012	$115,000	$102,781
Sunstone Hotel Partnership, LLC 144A
cv. company guaranty 4.6s, 2027 (R)	90,000	72,358
WCI Communities, Inc. cv. sr. sub.
notes 4s, 2023	45,000	33,694
WESCO International, Inc. cv. sr. unsec.
company guaranty debs. 1 3/4s, 2026	94,000	79,195

Total convertible bonds and notes (cost $2,696,145)		$2,571,296

COLLATERALIZED MORTGAGE OBLIGATIONS (2.3%)*

	Principal amount	Value

Banc of America Commercial
Mortgage, Inc.
Ser. 07-2, Class A2, 5.634s, 2049	$15,000	$14,814
Ser. 05-6, Class A2, 5.165s, 2047	23,000	22,968
Banc of America Large Loan 144A
FRB Ser. 05-MIB1, Class K,
5.121s, 2022	7,000	6,800
Chase Commercial Mortgage
Securities Corp. 144A Ser. 98-1,
Class H, 6.34s, 2030	6,000	5,594
Commercial Mortgage Pass-Through
Certificates Ser. 06-C7,
Class A4, 5.768s, 2046	54,000	52,755
Countrywide Home Loans
Ser. 05-9, Class 1X, Interest Only
(IO), 3.302s, 2035	23,336	554
Ser. 05-2, Class 2X, IO, 1.16s, 2035	11,766	267
Credit Suisse Mortgage Capital
Certificates FRB Ser. 07-C4,
Class A2, 5.811s, 2039	10,000	9,825
CS First Boston Mortgage
Securities Corp. Ser. 97-C2,
Class F, 7.46s, 2035	7,000	7,769
Fannie Mae
Ser. 02-T12, Class A4, 9 1/2s, 2042	327	369
Ser. 02-T4, Class A4, 9 1/2s, 2041	1,346	1,516
Ser. 02-T6, Class A3, 9 1/2s, 2041	562	626
Ser. 04-T2, Class 1A4, 7 1/2s, 2043	1,054	1,161
Ser. 02-T19, Class A3, 7 1/2s, 2042	3,387	3,706
Ser. 01-T12, Class A2, 7 1/2s, 2041	780	852
Ser. 01-T3, Class A1, 7 1/2s, 2040	137	150
Ser. 01-T1, Class A1, 7 1/2s, 2040	142	155
Ser. 99-T2, Class A1, 7 1/2s, 2039	200	220
Ser. 03-W10, Class 1A1, 7 1/2s,2032	2,459	2,658
Ser. 01-T4, Class A1, 7 1/2s, 2028	278	308
Ser. 02-26, Class A1, 7s, 2048	1,476	1,596
Ser. 04-T3, Class 1A3, 7s, 2044	2,905	3,161
Ser. 03-W3, Class 1A2, 7s, 2042	1,377	1,491
Ser. 02-T16, Class A2, 7s, 2042	1,503	1,635
Ser. 02-14, Class A1, 7s, 2042	2,294	2,475
Ser. 01-T10, Class A1, 7s, 2041	1,362	1,481
Ser. 04-W1, Class 2A2, 7s, 2033	6,094	6,640
Ser. 371, Class 2, IO, 6 1/2s, 2036	815,580	182,926

COLLATERALIZED MORTGAGE OBLIGATIONS (2.3%)* continued

	Principal amount	Value

Fannie Mae
IFB Ser. 08-7, Class SA, IO,
4.415s, 2038	$229,160	$29,540
IFB Ser. 07-106, Class SM, IO,
3.325s, 2037	164,122	14,027
IFB Ser. 05-74, Class SE, IO,
2.965s, 2035	116,463	8,956
Federal Home Loan Mortgage Corp.
Structured Pass-Through Securities
IFB Ser. T-56, Class 2ASI, IO,
4.965s, 2043	10,809	1,415
Ser. T-42, Class A6, 9 1/2s, 2042	308	346
Ser. T-51, Class 2A, 7 1/2s, 2042	13,301	14,478
Ser. T-42, Class A5, 7 1/2s, 2042	622	671
Ser. T-60, Class 1A2, 7s, 2044	6,752	7,372
Ser. T-41, Class 2A, 7s, 2032	361	389
Freddie Mac IFB Ser. 3375,
Class MS, IO, 3.279s, 2037	278,063	24,322
Government National
Mortgage Association
IFB Ser. 06-61, Class SM, IO,
4.266s, 2036	120,157	10,270
IFB Ser. 06-62, Class SA, IO,
4.226s, 2036	88,371	7,844
IFB Ser. 06-64, Class SB, IO,
4.226s, 2036	87,942	7,576
IFB Ser. 07-51, Class SG, IO,
3.466s, 2037	183,039	16,643
IFB Ser. 07-64, Class AI, IO,
3.436s, 2037	92,752	6,567
IFB Ser. 07-78, Class SA, IO,
3.414s, 2037	342,407	28,837
IFB Ser. 08-2, Class SB, IO,
3.406s, 2038	370,590	28,026
IFB Ser. 08-4, Class SA, IO,
3.402s, 2038	471,271	37,361
IFB Ser. 07-59, Class SA, IO,
3.386s, 2037	225,980	17,360
IFB Ser. 08-18, Class SG, IO,
3 1/4s, 2038	150,000	10,336
FRB Ser. 07-71, Class TA,
zero %, 2037	22,290	24,031
Greenpoint Mortgage Funding Trust
Ser. 05-AR1, Class X1, IO,
2.496s, 2045	16,768	473
GS Mortgage Securities Corp. II
Ser. 06-GG6, Class A2, 5.506s,
2038 (F)	38,000	38,149
Ser. 04-GG2, Class A6, 5.396s,
2038 (F)	10,000	10,216
GS Mortgage Securities Corp. II
144A Ser. 03-C1, Class X1, IO,
0.325s, 2040	149,002	2,990
JPMorgan Chase Commercial Mortgage
Securities Corp. Ser. 06-CB14,
Class A4, 5.481s, 2044	10,000	9,070
LB Commercial Conduit Mortgage
Trust 144A Ser. 98-C4, Class J,
5.6s, 2035	2,000	1,738

COLLATERALIZED MORTGAGE OBLIGATIONS (2.3%)* continued

		Principal amount	Value

LB-UBS Commercial Mortgage Trust
Ser. 07-C6, Class A4, 5.858s, 2040		$500,000	$491,288
Ser. 04-C7, Class A6, 4.786s, 2029		10,000	9,587
LB-UBS Commercial
Mortgage Trust 144A
Ser. 05-C2, Class XCL, IO,
0.144s, 2040		394,086	4,110
Ser. 06-C1, Class XCL, IO,
0.088s, 2041		343,997	3,540
Lehman Mortgage Trust IFB
Ser. 06-6, Class 1A3, IO, 3.365s, 2036		46,150	3,682
Morgan Stanley Capital I FRB
Ser. 08-T29, Class A3, 6.28s, 2043		12,000	11,585
Structured Asset Securities Corp.
IFB Ser. 07-4, Class 1A3, IO,
3 3/8s, 2037		89,043	7,151
Ser. 07-4, Class 1A4, IO, 1s, 2037		89,043	2,365
Wachovia Bank Commercial
Mortgage Trust
Ser. 07-C30, Class A3, 5.246s, 2043		24,000	23,986
Ser. 04-C15, Class A4, 4.803s, 2041		10,000	9,560
Wells Fargo Mortgage Backed
Securities Trust Ser. 05-AR12,
Class 2A5, 4.329s, 2035		26,000	25,526

Total collateralized mortgage obligations
(cost $1,227,484)			$1,285,855

FOREIGN GOVERNMENT BONDS AND NOTES (1.8%)*

		Principal amount	Value

Austria (Republic of )
notes Ser. EMTN, 3 3/8s, 2012	CHF	140,000	$138,418
Austria (Republic of ) 144A
notes Ser. EMTN, 3.8s, 2013	EUR	52,000	79,936
Denmark (Kingdom of ) bonds
6s, 2009	DKK	149,000	31,605
France (Government of )
bonds 5 1/2s, 2029	EUR	63,000	108,310
France (Government of ) bonds
4s, 2013	EUR	32,974	51,310
Ireland (Republic of ) bonds
5s, 2013	EUR	30,000	48,651
Japan (Government of ) CPI
Linked bonds Ser. 12, 1.2s, 2017	JPY	2,424,000	23,539
Japan (Government of ) CPI
Linked bonds Ser. 8, 1s, 2016	JPY	23,711,500	228,210
Netherlands (Government of )
bonds 5s, 2012	EUR	70,000	113,061
Norwegian (Government of )
bonds 5 1/2s, 2009	NOK	300,000	57,858
Spain (Government of ) bonds
6.15s, 2013	EUR	26,000	44,172
Sweden (Government of )
debs. Ser. 1041, 6 3/4s, 2014	SEK	125,000	23,475
United Kingdom treasury
bonds 4 1/4s, 2036	GBP	31,000	60,174

Total foreign government bonds and notes
(cost $841,362)			$1,008,719

ASSET-BACKED SECURITIES (0.7%)*

	Principal amount	Value

Bay View Auto Trust Ser. 05-LJ2,
Class D, 5.27s, 2014	$1,000	$907
Bombardier Capital Mortgage
Securitization Corp.
Ser. 00-A, Class A4, 8.29s, 2030	55,172	37,500
Ser. 99-B, Class A-5, 7.44s, 2020	151,380	96,883
Ser. 01-A, Class A, 6.805s, 2030	3,431	3,464
Citigroup Mortgage Loan
Trust, Inc. FRB Ser. 05-HE4,
Class M11, 5.635s, 2035	5,000	700
Green Tree Financial Corp.
Ser. 96-3, Class A5, 7.35s, 2027	2,637	2,653
Ser. 97-3, Class A6, 7.32s, 2028	4,614	4,914
Ser. 97-6, Class M1, 7.21s, 2029	21,000	17,430
Ser. 97-3, Class A5, 7.14s, 2028	10,238	10,514
Ser. 93-4, Class A5, 7.05s, 2019	15,174	15,259
Ser. 98-4, Class A7, 6.87s, 2030	1,876	1,914
Ser. 98-2, Class A6, 6.81s, 2027	2,561	2,616
Ser. 99-3, Class A7, 6.74s, 2031	11,000	10,946
FRN 6.53s, 2030	6,566	6,277
Ser. 98-6, Class A7, 6.45s, 2030	32,752	33,328
Ser. 98-2, Class A5, 6.24s, 2016	1,849	1,752
Ser. 98-4, Class A5, 6.18s, 2030	15,314	15,166
Ser. 99-1, Class A5, 6.11s, 2023	40,170	40,055
Lehman ABS
Manufactured Housing
Contract
Ser. 01-B, Class A5, 5.873s, 2022	11,305	10,853
Ser. 01-B, Class A4, 5.27s, 2018	28,263	27,381
Navistar
Financial Corp. Owner
Trust
Ser. 05-A, Class C, 4.84s, 2014	424	396
Ser. 04-B, Class C, 3.93s, 2012	381	355
Oakwood Mortgage Investors, Inc.
Ser. 01-D, Class A3, 5.9s, 2022	62,210	47,902
Option One Mortgage Loan Trust FRB
Ser. 05-4, Class M11, 5.635s,
2035	3,000	420
Residential Asset Securities Corp.
144A FRB Ser. 05-KS10, Class B,
5.885s, 2035	5,000	500
Soundview Home Equity Loan Trust
144A FRB Ser. 05-4, Class M10,
5.635s, 2036	3,000	180
WFS Financial Owner Trust
Ser. 05-1, Class D, 4.09s, 2012	700	641

Total asset-backed securities (cost $409,020)		$390,906

PURCHASED OPTIONS OUTSTANDING (0.4%)*

	Expiration
	date/	Contract
	strike price	amount	Value

Option on an interest
rate swap with Goldman
Sachs International for the
right to receive a fixed
rate of 5.16% versus
the three month
USD-LIBOR-BBA maturing
April 28, 2018.	Apr-08/5.16	$952,000	$71,172

Option on an interest
rate swap with Goldman
Sachs International for the
right to pay a fixed
rate of 5.16% versus
the three month
USD-LIBOR-BBA
maturing April 28, 2018.	Apr-08/5.16	952,000	971

Option on an interest
rate swap with
Goldman Sachs
International for
the right to receive
a fixed rate of 5.355%
versus the three month
USD-LIBOR-BBA
maturing
November 12, 2019.	Nov-09/5.355	453,000	32,430

Option on an interest
rate swap
with Goldman Sachs
International for the
right to pay a fixed
rate of 5.355% versus
the three month
USD-LIBOR-BBA
maturing on
November 12, 2019.	Nov-09/5.355	453,000	12,458

Option on an interest
rate swap with Lehman
Brothers Special
Financing, Inc. for
the right to receive
a fixed rate of
4.405% versus the
three month
USD-LIBOR-BBA
maturing on
April 16, 2018.	Apr-08/4.405	65,000	1,497

Option on an interest
rate swap with Lehman
Brothers Special
Financing, Inc. for
the right to pay a
fixed rate of 4.405%
versus the three month
USD-LIBOR-BBA
maturing April 16, 2018.	Apr-08/4.405	65,000	694

PURCHASED OPTIONS OUTSTANDING (0.4%)* continued

	Expiration
	date/	Contract
	strike price	amount	Value

Option on an interest
rate swap with Lehman
Brothers Special
Financing, Inc. for
the right to receive
a fixed rate of 5.37%
versus the three month
USD-LIBOR-BBA
maturing on
November 12, 2019.	Nov-09/5.37	$453,000	$33,325

Option on an interest
rate swap with Lehman
Brothers Special
Financing, Inc. for
the right to pay a
fixed rate of 5.37%
versus the three
month USD-LIBOR-BBA
maturing
November 12, 2019.	Nov-09/5.37	453,000	12,276

Option on an interest
rate swap with
JPMorgan Chase
Bank, N.A. for the
right to receive a
fixed rate of 5.355%
versus the three
month USD-LIBOR-BBA
maturing on
November 12, 2019.	Nov-09/5.355	453,000	32,992

Option on an interest
rate swap
with JPMorgan Chase
Bank, N.A. for the
right to pay a fixed
rate of 5.355% versus
the three month
USD-LIBOR-BBA
maturing
November 12, 2019.	Nov-09/5.355	453,000	12,458

Total purchased options outstanding (cost $139,894)			$210,273

Key to holding's currency abbreviations
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
JPY	Japanese Yen
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
USD / $	United States Dollar

UNITS (0.4%)*

	Units	Value

Elf Special Financing, Ltd.
144A cv. units FRN Ser. B,
5.341s, 2009 (Cayman Islands)	10,000	$97,390
Hercules, Inc. cv. jr. unsec. sub. debs.
units 6 1/2s, 2009	120,000	102,000

Total units (cost $216,613)		$199,390

SENIOR LOANS (0.1%)* (c) (cost $53,598)

	Principal amount	Value

Residential Capital, LLC bank term
loan FRN 5.953s, 2008	$60,000	$51,480

INVESTMENT COMPANIES (0.7%)*

	Shares	Value

Harris & Harris Group, Inc. †	383	$2,566
iShares MSCI EAFE Index Fund	1,266	90,468
iShares Russell 2000 Growth Index Fund	400	29,440
iShares Russell 2000 Value Index Fund	400	26,140
iShares Dow Jones
U.S. Real Estate Index Fund	169	10,640
S&P 500 Index Depository Receipts
(SPDR Trust Series 1)	1,221	163,394
Vanguard Small Cap Exchange Traded
Fund (VIPERS)	865	53,803

Total investment companies (cost $379,511)		$376,451

SHORT-TERM INVESTMENTS (57.7%)* (cost $32,504,990)

	Shares	Value

Putnam Prime Money Market Fund (e)	32,504,990	$32,504,990

TOTAL INVESTMENTS

Total investments (cost $62,909,825)		$61,403,247

* Percentages indicated are based on net assets of $56,333,620.

† Non-income-producing security.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

# A portion of these securities were pledged and segregated with the custodian to cover margin requirements for futures contracts at February 29, 2008.

(c) Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at February 29, 2008. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

(F) Is valued at fair value following procedures approved by the Trustees. On February 29, 2008, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

(R) Real Estate Investment Trust.

At February 29, 2008, liquid assets totaling $29,671,759 have been designated as collateral for open forward commitments, swap contracts, forward contracts, and futures contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR American Depository Receipts representing ownership of foreign securities on deposit with a custodian bank.

TBA after the name of a security represents to be announced securities (Note 1).

The rates shown on Floating Rate Bonds (FRB) and Floating Rate Notes (FRN) are the current interest rates at February 29, 2008.

The dates shown on debt obligations are the original maturity dates.

Inverse Floating Rate Bonds (IFB) are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The interest rates shown are the current interest rates at February 29, 2008.

FORWARD CURRENCY CONTRACTS TO BUY at 2/29/08 (aggregate face value $12,344,630)
				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$ 171,540	$ 162,218	4/16/08	$ 9,322
British Pound	1,247,391	1,286,646	3/19/08	(39,255)
Canadian Dollar	550,028	541,173	4/16/08	8,855
Danish Krone	95,348	91,792	3/19/08	3,556
Euro	6,425,749	6,243,277	3/19/08	182,472
Hungarian Forint	35,421	35,533	3/19/08	(112)
Japanese Yen	3,303,964	3,218,579	5/21/08	85,385
Mexican Peso	66,709	65,205	4/16/08	1,504
Polish Zloty	85,415	80,856	3/19/08	4,559
South African Rand	46,727	52,585	4/16/08	(5,858)
South Korean Won	260,880	258,922	5/21/08	1,958
Swedish Krona	126,971	122,063	3/19/08	4,908
Swiss Franc	105,990	98,589	3/19/08	7,401
Taiwan Dollar	90,683	87,192	5/21/08	3,491

Total				$268,186

FORWARD CURRENCY CONTRACTS TO SELL at 2/29/08 (aggregate face value $1,543,445)

		Aggregate	Delivery	Unrealized
	Value	face value	date	depreciation

Australian Dollar	$ 87,392	$ 82,616	4/16/08	$ (4,776)
British Pound	120,151	118,314	3/19/08	(1,837)
Euro	1,006,026	968,877	3/19/08	(37,149)
Hong Kong Dollar	3,398	3,390	5/21/08	(8)
New Zealand Dollar	48,651	46,578	4/16/08	(2,073)
Norwegian Krone	46,179	43,720	3/19/08	(2,459)
Singapore Dollar	36,483	35,904	5/21/08	(579)
Swedish Krona	6,250	6,009	3/19/08	(241)
Swiss Franc	255,430	238,037	3/19/08	(17,393)

Total				$(66,515)

FUTURES CONTRACTS OUTSTANDING at 2/29/08

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Australian Government Treasury Bond 10 yr (Short)	3	$ 1,966,147	Mar-08	$616
Canadian Government Bond 10 yr (Long)	5	599,817	Jun-08	10,061
Euro-Bobl 5 yr (Short)	1	169,133	Mar-08	12
Euro-Bund 10 yr (Long)	8	1,422,513	Mar-08	27,863
Euro-Dollar 90 day (Short)	7	1,708,700	Jun-08	(41,444)
Euro-Euribor Interest Rate 90 day (Short)	5	1,832,294	Dec-08	82
Euro-Schatz 2 yr (Long)	24	3,822,412	Mar-08	43,915
Japanese Government Bond 10 yr (Long)	2	2,664,165	Mar-08	45,109
Japanese Government Bond 10 yr Mini (Long)	7	932,795	Mar-08	17,751
U.K. Gilt 10 yr (Long)	3	657,889	Jun-08	11,026
Russell 2000 Index Mini (Short)	59	4,052,120	Mar-08	545,149
S&P 500 Index E-Mini (Long)	85	5,657,813	Mar-08	(275,708)
S&P 500 Index E-Mini (Short)	16	1,065,000	Mar-08	38,623
S&P Mid Cap 400 Index E-Mini (Long)	1	78,940	Mar-08	(8,697)
U.S. Treasury Bond 20 yr (Long)	8	949,000	Jun-08	25,047
U.S. Treasury Note 2 yr (Short)	63	13,540,078	Jun-08	(97,878)
U.S. Treasury Note 10 yr (Long)	42	4,925,813	Jun-08	98,211

Total				$ 439,738

WRITTEN OPTIONS OUTSTANDING at 2/29/08 (premiums received $46,392)

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Lehman Brothers Special Financing, Inc. for the obligation to pay a fixed rate of 5.84% versus the three month USD-LIBOR-BBA maturing
June 18, 2018.	$ 54,000	Jun-08/5.84	$ 6,812
Option on an interest rate swap with Lehman Brothers Special Financing, Inc. for the obligation to pay a fixed rate of 5.835% versus the three month USD-LIBOR-BBA maturing
June 18, 2018.	16,000	Jun-08/5.835	2,012
Option on an interest rate swap with Lehman Brothers Special Financing, Inc. for the obligation to receive a fixed rate of 5.84% versus the three month USD-LIBOR-BBA
maturing June 18, 2018.	54,000	Jun-08/5.84	33
Option on an interest rate swap with Lehman Brothers Special Financing, Inc. for the obligation to receive a fixed rate of 5.835% versus the three month USD-LIBOR-BBA
maturing June 18, 2018.	16,000	Jun-08/5.835	10
Option on an interest rate swap with Lehman Brothers Special Financing, Inc. for the obligation to pay a fixed rate of 5.515% versus the three month USD-LIBOR-BBA maturing
on May 14, 2022.	79,500	May-12/5.515	4,987
Option on an interest rate swap with Lehman Brothers Special Financing, Inc. for the obligation to receive a fixed rate of 5.515% versus the three month USD-LIBOR-BBA
maturing on May 14, 2022.	79,500	May-12/5.515	4,297
Option on an interest rate swap with Lehman Brothers Special Financing, Inc. for the obligation to pay a fixed rate of 5.52% versus the three month USD-LIBOR-BBA maturing on
May 14, 2022.	32,000	May-12/5.52	2,013
Option on an interest rate swap with Lehman Brothers Special Financing, Inc. for the obligation to receive a fixed rate of 5.52% versus the three month USD-LIBOR-BBA
maturing on May 14, 2022.	32,000	May-12/5.52	1,724
Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to pay a fixed rate of 5.00% versus the three month USD-LIBOR-BBA maturing on
December 19, 2018.	302,000	Dec-08/5.00	18,094
Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive a fixed rate of 5.00% versus the three month USD-LIBOR-BBA maturing on
December 19, 2018.	302,000	Dec-08/5.00	5,527

WRITTEN OPTIONS OUTSTANDING at 2/29/08 (premiums received $46,392) continued

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to pay a
fixed rate of 5.51% versus the three month USD-LIBOR-BBA maturing on May 14, 2022.	$159,000	May-12/5.51	$ 9,898
Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive a fixed rate of 5.51% versus the three month USD-LIBOR-BBA maturing on
May 14, 2022.	159,000	May-12/5.51	8,559
S&P 500 Call Option	8	Mar-08/1.465	900

Total			$64,866

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 2/29/08

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)*	date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A.
	$50,000	$ —	5/31/16	5.58909%	3 month USD-LIBOR-BBA	$ (6,355)

Citibank, N.A.
AUD	380,000	—	12/11/17	6 month AUD-BBR-BBSW	7.04%	(11,833)

NZD	740,000	—	2/18/11	3 month NZD-BBR-FRA	8.315%	1,270

AUD	450,000	—	3/3/11	3 month AUD-BBR-BBSW	7.7%	—

AUD	30,000	—	1/4/10	7.405%	3 month AUD-BBR-BBSW	231

AUD	10,000	—	1/4/18	6.985%	6 month AUD-BBR-BBSW	336

AUD	20,000	—	1/4/13	6 month AUD-BBR-BBSW	7.37%	(274)

AUD	380,000	—	12/14/17	6 month AUD-BBR-BBSW	7.0875%	(11,025)

GBP	10,000	—	8/21/36	4.40%	6 month GBP-LIBOR-BBA	2,111

JPY	5,300,000	—	9/11/16	1.8675%	6 month JPY-LIBOR-BBA	(1,979)

	$421,000	—	10/26/12	4.6275%	3 month USD-LIBOR-BBA	(30,108)

	347,000	—	11/9/17	5.0825%	3 month USD-LIBOR-BBA	(30,035)

	338,000	—	11/9/09	4.387%	3 month USD-LIBOR-BBA	(14,775)

Citibank, N.A., London
EUR	340,000	—	3/20/08	4.0825%	6 month EUR-EURIBOR-Telerate	(7,638)

EUR	110,000	—	8/2/17	6 month EUR-EURIBOR-Telerate	4.7476%	9,916

JPY	16,000,000	—	2/10/16	6 month JPY-LIBOR-BBA	1.755%	4,599

JPY	58,176,000	—	4/3/08	1.165%	6 month JPY-LIBOR-BBA	(130)

Credit Suisse International
GBP	100,000	—	1/16/18	6 month GBP-LIBOR-BBA	4.8975%	(1,714)

GBP	370,000	—	1/14/13	4.8825%	6 month GBP-LIBOR-BBA	1,802

GBP	430,000	—	1/14/10	6 month GBP-LIBOR-BBA	4.9125%	58

CHF	260,000	—	11/17/11	2.5125%	6 month CHF-LIBOR-BBA	2,046

GBP	7,000	—	4/3/36	17,635 GBP at maturity	6 month GBP-LIBOR-BBA	2,033

JPY	115,000,000	—	10/10/12	1.45375%	6 month JPY-LIBOR-BBA	(20,690)

EUR	300,000	—	10/9/37	6 month EUR-EURIBOR-Reuters	4.841%	15,292

GBP	100,000	—	10/9/09	6 month GBP-LIBOR-BBA	5.78%	2,040

JPY	25,000,000	—	10/10/37	6 month JPY-LIBOR-BBA	2.58625%	13,117

GBP	100,000	—	10/5/37	6 month GBP-LIBOR-BBA	4.92%	3,977

EUR	200,000	—	10/9/17	4.684%	6 month EUR-EURIBOR-Reuters	(9,189)

	$1,500,000	—	10/9/17	3 month USD-LIBOR-BBA	5.233%	146,330

	2,700,000	—	10/9/09	3 month USD-LIBOR-BBA	4.778%	128,011

EUR	1,900,000	—	10/9/09	6 month EUR-EURIBOR-Reuters	4.5125%	25,291

	$200,000	—	10/9/37	3 month USD-LIBOR-BBA	5.461%	21,837

Deutsche Bank AG
HUF	4,965,000	—	10/3/11	8.18%	6 month HUF-BUBOR-REUTERS	(23)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 2/29/08 continued

			Upfront		Payments	Payments	Unrealized
Swap counterparty /			premium	Termination	made by	received by	appreciation/
Notional amount			received (paid)*	date	fund per annum	fund per annum	(depreciation)

Goldman Sachs International
GBP	60,000	(E)	$—	1/25/38	4.41%	6 month GBP-LIBOR-BBA	$ 813

EUR	380,000		—	2/4/13	4.0525%	6 month EUR-EURIBOR-Reuters	(3,182)

SEK	620,000	(E)	—	3/4/19	4.80%	3 month SEK-STIBOR-SIDE	(528)

GBP	110,000		—	2/16/38	4.8175%	6 month GBP-LIBOR-BBA	(2,367)

GBP	400,000		—	2/13/13	5.0375%	6 month GBP-LIBOR-BBA	(3,672)

GBP	60,000	(E)	—	1/7/38	4.33625%	6 month GBP-LIBOR-BBA	1,540

GBP	450,000		—	2/13/18	6 month GBP-LIBOR-BBA	5.105%	6,914

SEK	2,570,000	(E)	—	3/2/11	3 month SEK-STIBOR-SIDE	4.2475%	476

CHF	590,000		—	2/4/13	6 month CHF-LIBOR-BBA	2.8125%	(480)

AUD	30,000		—	1/4/18	7.015%	6 month AUD-BBR-BBSW	956

AUD	120,000		—	1/4/13	6 month AUD-BBR-BBSW	7.37%	(1,829)

AUD	90,000		—	12/21/09	7.385%	3 month AUD-BBR-BBSW	678

AUD	20,000		—	12/21/17	7.10%	6 month AUD-BBR-BBSW	546

AUD	80,000		—	12/21/12	6 month AUD-BBR-BBSW	7.42%	(1,133)

AUD	140,000		—	1/4/10	7.37%	3 month AUD-BBR-BBSW	1,066

JPY	4,800,000		—	6/10/16	1.953%	6 month JPY-LIBOR-BBA	(2,065)

	$500,000	(E)	—	3/10/10	4.779%	3 month USD-LIBOR-BBA	(21,950)

	500,000	(E)	—	3/8/12	3 month USD-LIBOR-BBA	4.99%	11,465

	161,100		—	9/21/17	5.149%	3 month USD-LIBOR-BBA	(14,555)

	578,000		—	9/21/09	3 month USD-LIBOR-BBA	4.60%	24,515

	280,300		—	9/19/09	3 month USD-LIBOR-BBA	4.763%	12,821

JPMorgan Chase Bank, N.A.
JPY	38,140,000		—	1/30/18	1.60%	6 month JPY-LIBOR-BBA	(1,425)

JPY	15,680,000		—	2/1/38	6 month JPY-LIBOR-BBA	2.44%	2,662

	$268,000		—	1/31/18	3 month USD-LIBOR-BBA	4.25%	1,066

JPY	38,140,000		—	1/31/18	1.645%	6 month JPY-LIBOR-BBA	(2,962)

	$572,000		—	1/24/18	4.175%	3 month USD-LIBOR-BBA	1,851

	572,000		—	1/24/18	4.1625%	3 month USD-LIBOR-BBA	2,447

	429,000		—	1/24/18	4.135%	3 month USD-LIBOR-BBA	2,821

JPY	15,680,000		—	1/31/38	6 month JPY-LIBOR-BBA	2.4625%	3,411

	$346,000		—	5/4/08	3 month USD-LIBOR-BBA	5.37%	6,573

	112,000		—	5/4/16	5.62375%	3 month USD-LIBOR-BBA	(14,750)

JPY	30,000,000		—	6/6/13	1.83%	6 month JPY-LIBOR-BBA	(10,904)

	$90,000		—	10/10/13	5.09%	3 month USD-LIBOR-BBA	(8,376)

CAD	75,000		—	3/1/08	3 month CAD-BA-CDOR	4.215%	(121)

	$70,000		—	10/10/13	5.054%	3 month USD-LIBOR-BBA	(6,361)

	324,000		—	12/20/16	3 month USD-LIBOR-BBA	5.075%	24,020

	456,000		—	10/30/12	4.68375%	3 month USD-LIBOR-BBA	(33,691)

	1,615,000		—	11/30/17	4.705%	3 month USD-LIBOR-BBA	(85,687)

	222,000		—	9/11/27	5.27%	3 month USD-LIBOR-BBA	(17,785)

	347,000		—	11/9/17	5.0895%	3 month USD-LIBOR-BBA	(30,241)

	338,000		—	11/9/09	4.3975%	3 month USD-LIBOR-BBA	(14,632)

	100,000		—	6/27/17	3 month USD-LIBOR-BBA	5.712%	12,343

	900,000		—	7/30/12	3 month USD-LIBOR-BBA	5.2825%	78,365

	161,100		—	9/21/17	5.15%	3 month USD-LIBOR-BBA	(14,569)

	578,000		—	9/21/09	3 month USD-LIBOR-BBA	4.6125%	24,454

Lehman Brothers Special Financing, Inc.
GBP	30,000		—	12/28/37	4.755%	6 month GBP-LIBOR-BBA	118

	$177,000		(1,065)	2/26/18	3 month USD-LIBOR-BBA	4.65%	5,250

GBP	120,000		—	12/27/17	6 month GBP-LIBOR-BBA	5.11%	1,375

GBP	110,000		—	12/27/12	5.1825%	6 month GBP-LIBOR-BBA	(1,901)

JPY	14,000,000		—	10/21/15	1.61%	6 month JPY-LIBOR-BBA	(2,859)

	$23,000		—	8/3/11	5.445%	3 month USD-LIBOR-BBA	(1,930)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 2/29/08 continued

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)*	date	fund per annum	fund per annum	(depreciation)

Lehman Brothers Special Financing, Inc. continued
	$8,000	$—	8/3/16	5.5675%	3 month USD-LIBOR-BBA	$ (910)

	15,000	—	8/3/08	3 month USD-LIBOR-BBA	5.425%	192

	1,007,000	—	6/14/17	3 month USD-LIBOR-BBA	5.8725%	137,423

EUR	430,000	—	8/1/17	6 month EUR-EURIBOR-
				Telerate	4.719%	37,001

	$111,000	—	10/23/16	5.325%	3 month USD-LIBOR-BBA	(11,971)

	111,000	—	10/23/16	3 month USD-LIBOR-BBA	5.3275%	11,993

	277,000	—	10/23/08	3 month USD-LIBOR-BBA	5.26%	8,414

	277,000	—	10/23/08	5.255%	3 month USD-LIBOR-BBA	(8,401)

JPY	8,700,000	—	6/10/16	1.7775%	6 month JPY-LIBOR-BBA	(2,554)

EUR	200,000	—	11/9/16	3.9555%	6 month EUR-EURIBOR-Telerate	6,562

	$967,000	—	8/31/09	3 month USD-LIBOR-BBA	4.89%	34,435

	421,000	—	10/26/12	4.61375%	3 month USD-LIBOR-BBA	(29,840)

	161,100	—	9/24/17	5.285%	3 month USD-LIBOR-BBA	(16,412)

	967,000	—	9/4/09	3 month USD-LIBOR-BBA	4.836%	44,443

	204,000	—	9/4/27	5.4475%	3 month USD-LIBOR-BBA	(21,289)

	1,049,000	—	9/11/09	3 month USD-LIBOR-BBA	4.6525%	44,713

	204,000	—	8/31/27	5.4925%	3 month USD-LIBOR-BBA	(19,708)

	338,000	—	11/9/09	4.403%	3 month USD-LIBOR-BBA	(14,856)

	347,000	—	11/9/17	5.067%	3 month USD-LIBOR-BBA	(29,585)

	186,900	—	9/19/09	3 month USD-LIBOR-BBA	4.755%	8,520

	578,000	—	9/24/09	3 month USD-LIBOR-BBA	4.695%	25,738

Merrill Lynch Capital Services, Inc.
JPY	4,800,000	—	6/10/16	1.99625%	6 month JPY-LIBOR-BBA	(2,226)

	$421,000	—	10/26/12	4.6165%	3 month USD-LIBOR-BBA	(29,894)

Merrill Lynch Derivative Products AG
JPY	2,400,000	—	6/11/17	2.05625%	6 month JPY-LIBOR-BBA	(1,151)

Total						$333,757

* Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

(E) See Note 1 to the financial statements regarding extended effective dates.

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 2/29/08

			Fixed payments	Total return	Unrealized
Swap counterparty /		Termination	received (paid) by	received by	appreciation/
Notional amount		date	fund per annum	or paid by fund	(depreciation)

Bank of America, N.A.
	$270,000 (F) (2)	7/2/08	(Banc of America Securities	The spread return of Banc	$27,092
			AAA 10 yr Index multiplied by	of America Securities- CMBS
			the modified duration factor	AAA 10 year Index
			minus 150 bp)

Citibank, N.A.
GBP	10,000	8/21/36	(3.085%)	GBP Non-revised UK Retail	(2,425)
				Price Index excluding tobacco

Credit Suisse International
GBP	7,000	4/3/36	10608 GBP at maturity	GBP Non-revised Retail Price	(1,671)
				Index

Goldman Sachs International
GBP	43,000	1/24/38	3.6665%	GBP Non-revised UK Retail	226
				Price Index excluding tobacco

GBP	60,000	1/24/18	(3.26%)	GBP Non-revised UK Retail	109
				Price Index excluding tobacco

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 2/29/08 continued

				Fixed payments	Total return	Unrealized
Swap counterparty /			Termination	received (paid) by	received by	appreciation/
Notional amount			date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International continued

	$7,000		9/15/11	678 bp (1 month USD-LIBOR-BBA)	Ford Credit Auto Owner Trust	$ (529)
Series 2005-B Class D

GBP	60,000		1/7/18	(3.11%)	GBP Non-revised UK Retail	1,552
Price Index excluding tobacco

GBP	43,000		1/7/38	3.485%	GBP Non-revised UK Retail	(3,032)
Price Index excluding tobacco

Lehman Brothers Special Financing, Inc.
	$130,000	(F) (2)	7/2/08	(Beginning of period nominal	The spread return of Lehman	18,264
				spread of Lehman Brothers AAA	Brothers AAA 8.5+ CMBS Index
				8.5+ Commercial Mortgage	adjusted by modified duration
				Backed Securities Index minus	factor
230 bp)

	250,000	(F) (2)	6/1/08	(Beginning of period nominal	The spread return of Lehman	34,306
				spread of Lehman Brothers AAA	Brothers AAA 8.5+ CMBS Index
				8.5+ Commercial Mortgage	adjusted by modified duration
				Backed Securities Index minus	factor
500 bp)

	300,000	(2)	6/2/08	(Beginning of period nominal	The spread return of Lehman	38,107
				spread of Lehman Brothers AAA	Brothers AAA 8.5+ CMBS Index
				8.5+ Commercial Mortgage	adjusted by modified duration
				Backed Securities Index minus	factor
300 bp)

	70,000	(2)	6/1/08	(20 bp plus beginning	The spread return of Lehman	8,771
				of period nominal spread	Brothers AAA 8.5+ CMBS Index
				of Lehman Brothers AAA 8.5+	adjusted by modified duration
				Commercial Mortgage Backed	factor
Securities Index)

	140,000	(F) (2)	5/1/08	(Beginning of period nominal	The spread return of Lehman	18,345
				spread of Lehman Brothers AAA	Brothers AAA 8.5+ CMBS Index
				8.5+ Commercial Mortgage	adjusted by modified duration
				Backed Securities Index minus	factor
175 bp)

1,080,000		(2)	5/1/08	(Beginning of period nominal	The spread return of Lehman	145,047
				spread of Lehman Brothers AAA	Brothers AAA 8.5+ CMBS Index
				8.5+ Commercial Mortgage	adjusted by modified duration
				Backed Securities Index minus	factor
218.75 bp)

	550,000	(F) (1)	5/1/08	Beginning of period nominal	The spread return of Lehman	(84,182)
				spread of Lehman Brothers AAA	Brothers AAA 8.5+ CMBS Index
				8.5+ Commercial Mortgage	adjusted by modified duration
				Backed Securities Index	factor
minus 25 bp

3,037,000		(F) (1)	5/1/08	50 bp plus beginning	The spread return of Lehman	(483,015)
				of period nominal spread	Brothers AAA 8.5+ CMBS Index
				of Lehman Brothers AAA 8.5+	adjusted by modified duration
				Commercial Mortgage Backed	factor
Securities Index

Morgan Stanley Capital Services, Inc.
	230,000	(2)	4/1/08	(Beginning of period nominal	The spread return of Lehman	30,545
				spread of Lehman Brothers AAA	Brothers AAA 8.5+ CMBS Index
				8.5+ Commercial Mortgage	adjusted by modified duration
				Backed Securities Index minus	factor
235 bp)

Total						$(252,490)

(F) Is valued at fair value following procedures approved by the Trustees.

(1) Fund receives the net fixed and total return payment if positive and pays the net fixed and total payment if negative.

(2) Fund pays the net fixed and total return payment if positive and receives the net fixed and total payment if negative.

CREDIT DEFAULT CONTRACTS OUTSTANDING at 2/29/08

	Upfront				Fixed payments	Unrealized
Swap counterparty /	premium	Notional		Termination	received (paid) by	appreciation/
Referenced debt*	received (paid)**	amount		date	fund per annum	(depreciation)

Bank of America, N.A.
Abitibibowater Inc.,
6 1/2%, 6/15/13	$ —	$ 5,000		12/20/08	550 bp	$ (734)

BSKYB Finance UK Plc, 5
3/4%, 10/20/17	—	110,000		2/20/09	(50 bp)	4

DJ CDX NA HY Series 9
Index	910,800	7,920,000		12/20/12	375 bp	(40,953)

DJ LCDX NA Series 9
Index	29,500	1,000,000		12/20/12	225 bp	(48,510)

Citibank, N.A.
Abitibibowater Inc.,
6 1/2%, 6/15/13	—	5,000		12/20/08	825 bp	(597)

Abitibibowater Inc.,
6 1/2%, 6/15/13	—	5,000		12/20/08	725 bp	(658)

Abitibibowater Inc.,
6 1/2%, 6/15/13	—	5,000		12/20/08	800 bp	(625)

Freescale
Semiconductor, 8 7/8%,
12/15/14	—	5,000		9/20/12	495 bp	(750)

Credit Suisse International
DJ CMB NA CMBX AA Index	(2,906)	13,000	(F)	10/12/52	(25 bp)	6

DJ CMB NA CMBX AAA Index	12,971	109,000	(F)	12/13/49	8 bp	(808)

DJ CMB NA CMBX AAA Index	5,412	38,000	(F)	2/17/51	35 bp	979

DJ CMB NA CMBX AAA Index	7,734	52,000	(F)	2/17/51	35 bp	1,667

DJ CMB NA CMBX AAA Index	17,555	163,000	(F)	2/17/51	35 bp	(1,468)

DJ CMB NA CMBX AAA Index	2,840	19,000	(F)	12/13/49	8 bp	438

DJ CMB NA CMBX AAA Index	13,136	104,000	(F)	2/17/51	35 bp	1,002

DJ CMB NA CMBX AAA Index	2,141	18,000	(F)	2/17/51	35 bp	40

Dynegy Holdings Inc.,
6 7/8%, 4/1/11	—	5,000		6/20/17	297 bp	(670)

KB Home, 5 3/4%, 2/1/14	—	50,000		9/20/11	(425 bp)	(136)

Deutsche Bank AG
DJ ABX NA CMBX AAA Index	1,809	30,000	(F)	2/17/51	35 bp	(1,692)

DJ CDX NA IG Series 9
Index 30-100% tranche	—	790,000	(F)	12/20/12	(27.2 bp)	16,009

Universal Corp., 5.2%,
10/15/13	—	25,000		3/20/15	(95 bp)	136

Goldman Sachs International
DJ ABX HE A Index	9,381	14,000		1/25/38	369 bp	(2,026)

DJ ABX HE AAA Index	3,290	14,000		1/25/38	76 bp	(2,309)

DJ CDX NA IG Series 9
Index	(11,999)	2,400,000		12/20/12	60 bp	(117,215)

DJ CDX NA IG Series 9
Index	(3,304)	1,000,000		12/20/12	60 bp	(47,144)

DJ CDX NA HY Series 9
Index 25-35% tranche	—	90,000	(F)	12/20/10	305 bp	(2,831)

DJ CDX NA HY Series 9
Index 25-35% tranche	—	790,000	(F)	12/20/10	249 bp	(36,146)

DJ CDX NA IG Series 9
Index 30-100% tranche	—	1,580,000	(F)	12/20/12	(28.5 bp)	31,114

DJ CDX NA IG Series 9
Index 30-100% tranche	—	790,000	(F)	12/20/12	(26.75 bp)	16,164

Wellpoint, Inc., 6.8%,
8/1/12	—	30,000		3/20/11	(61 bp)	321

JPMorgan Chase Bank, N.A.
DJ CDX NA IG Series 9
Index	(2,390)	57,000		12/20/17	(80 bp)	1,077

DJ CDX NA IG Series 9
Index	(609)	30,000		12/20/17	(80 bp)	1,198

CREDIT DEFAULT CONTRACTS OUTSTANDING at 2/29/08 continued

	Upfront				Fixed payments	Unrealized
Swap counterparty /	premium	Notional		Termination	received (paid) by	appreciation/
Referenced debt*	received (paid)**	amount		date	fund per annum	(depreciation)

JPMorgan Chase Bank, N.A. continued
Glencore Funding LLC,
6%, 4/15/14	$ —	$ 100,000		6/20/14	(148 bp)	$ 5,861

Pulte Homes, Inc., 5
1/4%,1/15/14	—	135,000		9/20/09	(621 bp)	(3,849)

Lehman Brothers Special Financing, Inc.
Community Health
Systems, 8 7/8%, 7/15/15	—	3,000		12/20/12	360 bp	(244)

Computer Sciences Corp,
5%, 2/15/13	—	85,000		3/20/18	(132 bp)	(138)

Diageo Capital Plc.,
7 1/4%, 11/1/09	—	45,000		3/20/12	(48 bp)	291

DJ ABX HE A Index	9,730	14,000		1/25/38	369 bp	(1,678)

DJ ABX HE A Index	9,381	14,000		1/25/38	369 bp	(2,025)

DJ ABX HE AAA Index	3,920	14,000		1/25/38	76 bp	(1,646)

DJ ABX HE AAA Index	3,290	14,000		1/25/38	76 bp	(2,273)

DJ CDX NA IG Series 9
Index	(26,866)	580,000		12/20/17	(80 bp)	8,438

DJ CDX NA HY Series 9
Index 25-35% tranche	—	790,000	(F)	12/20/10	266 bp	(32,370)

DJ CDX NA HY Series 9
Index 25-35% tranche	—	1,580,000	(F)	12/20/10	295 bp	(51,930)

FirstEnergy Corp.,
7 3/8%, 11/15/31	—	90,000		12/20/11	(79 bp)	759

Jefferson Smurfit
Corp., 7 1/2%, 6/1/13	—	25,000		3/20/13	645 bp	(221)

Macy’s Retail Holdings,
Inc., 6 5/8%, 4/1/11	—	140,000		6/20/11	(195 bp)	1,250

Merrill Lynch International
Dynegy Holdings Inc.,
6 7/8%, 4/1/11	—	5,000		6/20/17	295 bp	(721)

Morgan Stanley Capital Services, Inc.
DJ CDX NA IG Series 9
Index	(3,195)	170,000		12/20/17	(80 bp)	7,043

DJ CDX NA IG Series 9
Index	(3,485)	104,000		12/20/17	(80 bp)	2,827

DJ CDX NA IG Series 9
Index	(59,574)	1,070,000		12/20/17	(80 bp)	5,722

DJ CDX NA IG Series 9
Index	(7,134)	208,000		12/20/17	(80 bp)	5,490

DJ CDX NA IG Series 9
Index 30-100% tranche	—	90,000	(F)	12/20/12	(29.5 bp)	1,744

DJ CMB NA CMBX AAA Index	18,503	139,000	(F)	12/13/49	8 bp	932

DJ CMB NA CMBX AAA Index	22,501	184,000	(F)	2/17/51	35 bp	1,025

DJ CMB NA CMBX AAA Index	185,896	1,713,000	(F)	2/17/51	35 bp	(13,975)

DJ CMB NA CMBX AA Index	(3,879)	17,000	(F)	10/12/52	(25 bp)	(71)

DJ CMB NA CMBX AAA Index	24,951	208,000	(F)	12/13/49	8 bp	(1,341)

Dynegy Holdings Inc.,
6 7/8%, 4/1/11	—	5,000		6/20/12	225 bp	(442)

Nalco, Co. 7.75%,
11/15/11	—	15,000		3/20/13	460 bp	(85)

Universal Corp., 5.2%,
10/15/13	—	75,000		3/20/13	(89 bp)	266

Total						$(306,478)

* Payments related to the reference debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

(F) Is valued at fair value following procedures approved by the Trustees.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 2/29/08

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $30,404,835)	$28,898,257
Affiliated issuers (identified cost $32,504,990) (Note 5)	32,504,990

Cash	130,456

Foreign currency (cost $17,677) (Note 1)	18,191

Dividends, interest and other receivables	346,498

Receivable for shares of the fund sold	148,880

Receivable for securities sold	32,382

Unrealized appreciation on swap contracts (Note 1)	1,402,444

Receivable for variation margin (Note 1)	33,696

Premium paid on swap contracts (Note 1)	126,406

Receivable for open forward currency contracts (Note 1)	313,660

Receivable for closed forward currency contracts (Note 1)	7,207

Receivable for open swap contracts (Note 1)	71,520

Receivable for closed swap contracts (Note 1)	49,789

Receivable from Manager (Notes 2 and 5)	33,289

Total assets	64,117,665

LIABILITIES

Payable for securities purchased	277,486

Payable for purchases of delayed delivery securities (Note 1)	4,008,917

Payable for shares of the fund repurchased	134,571

Payable for investor servicing fees (Note 2)	10,441

Payable for custodian fees (Note 2)	20,825

Payable for Trustee compensation and expenses (Note 2)	24,711

Payable for administrative services (Note 2)	2,379

Payable for distribution fees (Note 2)	9,380

Payable for closed forward currency contracts (Note 1)	24,851

Payable for closed swap contracts (Note 1)	46,550

Written options outstanding, at value (premiums received $46,392) (Notes 1 and 3)	64,866

Premium received on swap contracts (Note 1)	1,294,741

Payable for open forward currency contracts (Note 1)	111,989

Unrealized depreciation on swap contracts (Note 1)	1,627,655

Payable for shareholder expense	22,382

Payable for audit expense	95,286

Other accrued expenses	7,015

Total liabilities	7,784,045

Net assets	$56,333,620

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$59,445,766

Undistributed net investment income (Note 1)	387,067

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(2,392,821)

Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(1,106,392)

Total — Representing net assets applicable to capital shares outstanding	$56,333,620

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($14,503,481 divided by 1,391,504 shares)	$10.42

Offering price per class A share (100/94.25 of $10.42)*	$11.06

Net asset value and offering price per class B share ($1,668,726 divided by 160,570 shares)**	$10.39

Net asset value and offering price per class C share ($2,556,428 divided by 245,918 shares)**	$10.40

Net asset value and redemption price per class M share ($159,969 divided by 15,376 shares)	$10.40

Offering price per class M share (100/96.50 of $10.40)*	$10.78

Net asset value, offering price and redemption price per class R share ($1,090 divided by 105 shares)	$10.43

Net asset value, offering price and redemption price per class Y share ($37,443,926 divided by 3,588,336 shares)	$10.43

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 2/29/08

INVESTMENT INCOME

Interest (including interest income of $704,804 from investments in affiliated issuers) (Note 5)	$ 1,221,729

Dividends (net of foreign tax of $6,972)	409,679

Total investment income	1,631,408

EXPENSES

Compensation of Manager (Note 2)	235,249

Investor servicing fees (Note 2)	61,078

Custodian fees (Note 2)	48,508

Trustee compensation and expenses (Note 2)	28,172

Administrative services (Note 2)	13,399

Distribution fees — Class A (Note 2)	35,631

Distribution fees — Class B (Note 2)	15,860

Distribution fees — Class C (Note 2)	17,936

Distribution fees — Class M (Note 2)	1,644

Distribution fees — Class R (Note 2)	6

Auditing	96,218

Other	60,270

Fees waived and reimbursed by Manager (Notes 2 and 5)	(376,498)

Total expenses	237,473

Expense reduction (Note 2)	(9,522)

Net expenses	227,951

Net investment income	1,403,457

Net realized loss on investments (Notes 1 and 3)	(1,495,203)

Net realized loss on swap contracts (Note 1)	(764,336)

Net realized gain on futures contracts (Note 1)	77,714

Net realized gain on foreign currency transactions (Note 1)	272,254

Net realized gain on written options (Notes 1 and 3)	28,160

Net unrealized appreciation of assets and liabilities in foreign currencies during the year	203,329

Net unrealized depreciation of investments, futures contracts, swap contracts, written options and TBA sale commitments during the year	(1,914,618)

Net loss on investments	(3,592,700)

Net decrease in net assets resulting from operations	$(2,189,243)

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE IN NET ASSETS

	Year ended	Year ended
	2/29/08	2/28/07

Operations:
Net investment income	$ 1,403,457	$ 470,989

Net realized gain (loss) on investments and foreign currency transactions	(1,881,411)	310,506

Net unrealized appreciation (depreciation) of investments and assets and liabilities in foreign currencies	(1,711,289)	376,227

Net increase (decrease) in net assets resulting from operations	(2,189,243)	1,157,722

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class A	(579,220)	(417,437)

Class B	(53,224)	(21,390)

Class C	(60,914)	(21,825)

Class M	(7,914)	(4,977)

Class R	(43)	(40)

Class Y	(822,735)	(6,051)

Net realized short-term gain on investments

Class A	(12,925)	(14,297)

Class B	(1,444)	(1,240)

Class C	(1,995)	(1,191)

Class M	(222)	(181)

Class R	(1)	(1)

Class Y	(39,613)	(129)

From net realized long-term gain on investments

Class A	(56,009)	(1,007)

Class B	(6,258)	(78)

Class C	(8,644)	(71)

Class M	(962)	(14)

Class R	(4)	-*

Class Y	(171,655)	(10)

Redemption fees (Note 1)	273	366

Increase from capital share transactions (Note 4)	45,299,295	5,239,102

Total increase in net assets	41,286,543	5,907,251

NET ASSETS

Beginning of year	15,047,077	9,139,826

End of year (including undistributed net investment income and distributions in excess of net investment
income of $387,067 and $6,065, respectively)	$56,333,620	$15,047,077

* Amount is less than $1.00.

The accompanying notes are an integral part of these financial statements.

This page left blank intentionally.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

			Net							Total			Ratio of net
	Net asset		realized and	Total	From	From			Net asset	return	Net	Ratio of	investment
	value,	Net	unrealized	from	net	net realized			value,	at net	assets,	expenses to	income (loss)	Portfolio
	beginning	investment	gain (loss) on	investment	investment	gain on	Total	Redemption	end	asset	end of period	average net	to average	turnover
Period ended	of period	income (loss)(a)	investments	operations	income	investments	distributions	fees	of period	value (%)(b)	(in thousands)	assets (%)(c)	net assets (%)	(%)

CLASS A
February 29, 2008	$11.06	.45(d)	(.60)	(.15)	(.44)	(.05)	(.49)	—(e)	$10.42	(1.42)	$14,503	.71(d)	4.09(d)	112.08(f)
February 28, 2007	10.44	.45(d)	.62	1.07	(.44)	(.01)	(.45)	—(e)	11.06	10.53	12,621	.75(d)	4.21(d)	82.66(f)
February 28, 2006	10.49	.38(d)	.01	.39	(.35)	(.09)	(.44)	—	10.44	3.80	8,593	.88(d)	3.58(d)	70.56(f)
February 28, 2005†	10.00	.18(d)	.46	.64	(.14)	(.01)	(.15)	—	10.49	6.36*	5,426	.34*(d)	1.73*(d)	33.75*

CLASS B
February 29, 2008	$11.03	.36(d)	(.58)	(.22)	(.37)	(.05)	(.42)	—(e)	$10.39	(2.14)	$1,669	1.46(d)	3.34(d)	112.08(f)
February 28, 2007	10.43	.37(d)	.61	.98	(.37)	(.01)	(.38)	—(e)	11.03	9.60	1,068	1.50(d)	3.50(d)	82.66(f)
February 28, 2006††	10.64	.15(d)	(.12)(g)	.03	(.15)	(.09)	(.24)	—	10.43	.25*	233	.81*(d)	1.48*(d)	70.56(f)

CLASS C
February 29, 2008	$11.04	.36(d)	(.58)	(.22)	(.37)	(.05)	(.42)	—(e)	$10.40	(2.13)	$2,556	1.46(d)	3.30(d)	112.08(f)
February 28, 2007	10.43	.37(d)	.62	.99	(.37)	(.01)	(.38)	—(e)	11.04	9.69	1,090	1.50(d)	3.48(d)	82.66(f)
February 28, 2006††	10.64	.15(d)	(.13)(g)	.02	(.14)	(.09)	(.23)	—	10.43	.23*	221	.81*(d)	1.45*(d)	70.56(f)

CLASS M
February 29, 2008	$11.04	.39(d)	(.59)	(.20)	(.39)	(.05)	(.44)	—(e)	$10.40	(1.92)	$160	1.21(d)	3.59(d)	112.08(f)
February 28, 2007	10.43	.40(d)	.61	1.01	(.39)	(.01)	(.40)	—(e)	11.04	9.93	159	1.25(d)	3.71(d)	82.66(f)
February 28, 2006††	10.64	.17(d)	(.14)(g)	.03	(.15)	(.09)	(.24)	—	10.43	.33*	91	.70*(d)	1.62*(d)	70.56(f)

CLASS R
February 29, 2008	$11.06	.42(d)	(.58)	(.16)	(.42)	(.05)	(.47)	—(e)	$10.43	(1.57)	$1	.96(d)	3.87(d)	112.08(f)
February 28, 2007	10.44	.42(d)	.62	1.04	(.41)	(.01)	(.42)	—(e)	11.06	10.23	1	1.00(d)	3.95(d)	82.66(f)
February 28, 2006††	10.64	.18(d)	(.13)(g)	.05	(.16)	(.09)	(.25)	—	10.44	.49*	1	.58*(d)	1.70*(d)	70.56(f)

CLASS Y
February 29, 2008	$11.07	.42(d)	(.54)	(.12)	(.47)	(.05)	(.52)	—(e)	$10.43	(1.19)	$37,444	.46(d)	3.89(d)	112.08(f)
February 28, 2007	10.45	.48(d)	.62	1.10	(.47)	(.01)	(.48)	—(e)	11.07	10.77	109	.50(d)	4.48(d)	82.66(f)
February 28, 2006†††	10.40	.16(d)	.13(g)	.29	(.15)	(.09)	(.24)	—	10.45	2.80*	1	.30*(d)	1.61*(d)	70.56(f)

* Not annualized.

† For the period September 13, 2004 (commencement of operations) to February 28, 2005.

†† For the period September 12, 2005 (commencement of operations) to February 28, 2006.

 ††† For the period October 4, 2005 (commencement of operations) to February 28, 2006.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Notes 2 and 5):

	2/29/08	2/28/07	2/28/06	2/28/05

Class A	1.05%	2.94%	2.53%	0.95%

Class B	1.05	2.94	1.60	—

Class C	1.05	2.94	1.60	—

Class M	1.05	2.94	1.60	—

Class R	1.05	2.94	1.60	—

Class Y	1.05	2.94	1.60	—

(e) Amount represents less than $0.01 per share.

(f) Portfolio turnover excludes dollar-roll transactions.

(g) The amount of net realized and unrealized gain (loss) shown for a share outstanding for the period ending February 28, 2006, does not correspond with the aggregate net gain on investments for the period due to the timing of sales and repurchases of fund shares in relation to fluctuating market values of the investments of the portfolio.

The accompanying notes are an integral part of these financial statements.

54	55

Notes to financial statements 2/29/08

Note 1: Significant accounting policies

Putnam Income Strategies Fund (the “fund”), is a series of Putnam Funds Trust (the “trust”), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks current income consistent with what Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, a wholly-owned subsidiary of Putnam, LLC, believes to be prudent risk. Capital appreciation is a secondary goal. The fund will invest primarily in a combination of bonds and common stocks of U.S. and non-U.S. companies. The bonds are either investment grade or below investment grade in quality with intermediate to long-term maturities. The fund may also invest in mortgage backed securities. The equities offer the potential for current income and capital growth from mainly large companies.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At February 29, 2008, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Certain investments, including certain restricted securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are recorded as income in the Statement of operations.

E) Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

F) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

G) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

H) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns, owned or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

I) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as a realized gains or loss. Certain total return swap contracts may include extended effective dates. Income related to these swap contracts is accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

J) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund’s exposure to interest rates. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as a realized gains or loss. Certain interest rate swap contracts may include extended effective dates. Income related to these swap contracts is accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

K) Credit default contracts The fund may enter into credit default contracts where one party, the protection buyer, makes an upfront or periodic payment to a counterparty, the protection seller, in exchange for the right to receive a contingent payment. The maximum amount of the payment may equal the notional amount, at par, of the underlying index or security as a result of a related credit event. Payments are made upon a credit default event of the disclosed primary referenced obligation or all other equally ranked obligations of the reference entity. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses. In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities or that the counterparty may default on its obligation to perform. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. Credit default contracts outstanding at period end, if any, are listed after the fund’s portfolio.

L) TBA purchase commitments The fund may enter into “TBA” (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

M) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

N) Dollar rolls To enhance returns, the fund may enter into dollar rolls (principally using TBAs) in which the fund sells securities for delivery in the current month and simultaneously contracts to purchase similar securities on a specified future date. During the period between the sale and subsequent purchase, the fund will not be entitled to receive income and principal payments on the securities sold. The fund will, however, retain the difference between the initial sales price and the forward price for the future purchase. The fund will also be able to earn interest on the cash proceeds that are received from the initial sale, on settlement date. The fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

O) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At February 29, 2008, the fund had a capital loss carryover of $233,376 available to the extent allowed by the Code to offset future net capital gain, if any. This capital loss carryover will expire on February 29, 2016.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending February 28, 2009 $1,810,223 of losses recognized during the period November 1, 2007 to February 29, 2008.

P) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of losses on wash sale transactions, foreign currency gains and losses, unrealized and realized gains and losses on certain futures contracts and income on swap contracts. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended February 29, 2008, the fund reclassified $513,725 to increase undistributed net investment income and $422 to decrease paid-in-capital, with an increase to accumulated net realized losses of $513,303.

The tax basis components of distributable earnings and the federal tax cost as of February 29, 2008 were as follows:

Unrealized appreciation	$ 1,131,530
Unrealized depreciation	(2,698,048)
——————
Net unrealized depreciation	(1,566,518)
Undistributed ordinary income	303,066
Capital loss carryforward	(233,376)
Post-October loss	(1,810,223)
Cost for federal income tax purposes	$62,969,765

Q) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion, 0.38% of the next $5 billion, 0.37% of the next $5 billion, 0.36% of the next $5 billion, 0.35% of the next $5 billion, 0.34% of the next $5 billion, 0.33% of the next $8.5 billion and 0.32% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through June 30, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses.

Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through February 28, 2009, to the extent that expenses of the fund (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, expense offset and brokerage service arrangements, payments under the fund’s distribution plans and expense reductions in connection with investments in Putnam Prime Money Market Fund) would exceed an annual rate of 0.50% of the fund’s average net assets.

For the year ended February 29, 2008, the fund’s expenses were limited to the lower of the limits specified above and accordingly, Putnam Management waived $363,558 of its management fee from the fund.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial services for the fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), an affiliate of Putnam Management, and by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings, transaction volumes and with respect to PFTC, certain fees related to the transition of assets to State Street. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund. Putnam Investor Services received fees for investor servicing, subject to certain limitations, based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the year ended February 29, 2008, the fund incurred $71,186 for custody and investor servicing agent functions provided by PFTC.

The fund has entered into expense offset arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. For the year ended February 29, 2008, the fund’s expenses were reduced by $9,522 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $272, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the year ended February 29, 2008, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $8,502 and $68 from the sale of class A and class M shares, respectively, and received $3,337 and $668 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended February 29, 2008, Putnam Retail Management Limited Partnership, acting as underwriter, received $2,888 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the year ended February 29, 2008, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $38,539,510 and $20,906,758, respectively. There were no purchases or sales of U.S. government securities.

Written option transactions during the year ended February 29, 2008 are summarized as follows:

		Contract	Premiums
		Amounts	Received

Written options outstanding
at beginning of year	JPY	58,176,000	$ 1,091
	AUD	210,000	99
	USD	—	—

Options opened	JPY	—	—
	AUD	—	—
	USD	1,285,029	75,612

Options exercised	JPY	—	—
	AUD	—	—
	USD	—	—

Options expired	JPY	(58,176,000)	(1,091)
	AUD	(210,000)	(99)
	USD	(12)	(24,833)

Options closed	JPY	—	—
	AUD	—	—
	USD	(9)	(4,387)

Written options outstanding
at end of year	JPY	—	—
	AUD	—	—
	USD	1,285,008	$ 46,392

Note 4: Capital shares

At February 29, 2008, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount

Year ended 2/29/08:

Shares sold	714,316	$ 7,832,827

Shares issued in connection with
reinvestment of distributions	54,149	588,525

	768,465	8,421,352

Shares repurchased	(518,141)	(5,633,163)

Net increase	250,324	$ 2,788,189

Year ended 2/28/07:

Shares sold	370,916	$ 4,008,815

Shares issued in connection with
reinvestment of distributions	38,482	413,407

	409,398	4,422,222

Shares repurchased	(90,977)	(972,369)

Net increase	318,421	$ 3,449,853

CLASS B	Shares	Amount

Year ended 2/29/08:

Shares sold	141,763	$1,541,464

Shares issued in connection with
reinvestment of distributions	4,672	50,422

	146,435	1,591,886

Shares repurchased	(82,637)	(890,429)

Net increase	63,798	$ 701,457

Year ended 2/28/07:

Shares sold	101,918	$1,089,882

Shares issued in connection with
reinvestment of distributions	1,731	18,683

	103,649	1,108,565

Shares repurchased	(29,215)	(312,658)

Net increase	74,434	$ 795,907

CLASS C	Shares	Amount

Year ended 2/29/08:

Shares sold	169,253	$1,835,961

Shares issued in connection with
reinvestment of distributions	4,598	49,312

	173,851	1,885,273

Shares repurchased	(26,666)	(285,420)

Net increase	147,185	$1,599,853

Year ended 2/28/07:

Shares sold	78,823	$ 846,356

Shares issued in connection with
reinvestment of distributions	1,057	11,401

	79,880	857,757

Shares repurchased	(2,327)	(24,730)

Net increase	77,553	833,027

CLASS M	Shares	Amount

Year ended 2/29/08:

Shares sold	10,400	$ 116,227

Shares issued in connection with
reinvestment of distributions	798	8,527

	11,198	124,754

Shares repurchased	(10,209)	(106,757)

Net increase	989	$ 17,997

Year ended 2/28/07:

Shares sold	10,820	$ 114,692

Shares issued in connection with
reinvestment of distributions	478	5,138

	11,298	119,830

Shares repurchased	(5,620)	(60,657)

Net increase	5,678	$ 59,173

CLASS R	Shares	Amount

Year ended 2/29/08:

Shares sold	—	$ —

Shares issued in connection with
reinvestment of distributions	5	48

	5	48

Shares repurchased	-	—

Net increase	5	$48

Year ended 2/28/07:

Shares sold	—	$ —

Shares issued in connection with
reinvestment of distributions	4	41

	4	41

Shares repurchased	—	—

Net increase	4	$41

CLASS Y	Shares	Amount

Year ended 2/29/08:

Shares sold	5,489,136	$ 60,679,465

Shares issued in connection with
reinvestment of distributions	97,078	1,034,003

	5,586,214	61,713,468

Shares repurchased	(2,007,767)	(21,521,717)

Net increase	3,578,447	$ 40,191,751

Year ended 2/28/07:

Shares sold	22,841	$ 241,968

Shares issued in connection with
reinvestment of distributions	579	6,190

	23,420	248,158

Shares repurchased	(13,629)	(147,057)

Net increase	9,791	$ 101,101

At February 29, 2008, Putnam, LLC owned the following shares:

	Shares	Percentage of	Total value of
	owned	outstanding shares	owned shares

A	365,706	26.3%	$ 3,810,656

M	104	0.7%	1,082

R	105	100.0%	1,090

Y	108	<0.1%	1,125

Note 5: Investment in Putnam Prime Money Market Fund

The fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund are valued at its closing net asset value each business day. Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the year ended February 29, 2008, management fees paid were reduced by $12,940 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the Statement of operations and totaled $704,804 for the year ended February 29, 2008. During the year ended February 29, 2008, cost of purchases and proceeds of sales of investments in Putnam Prime Money Market Fund aggregated $66,117,599 and $37,664,755, respectively.

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Payments from Putnam Management will be distributed to certain open-end Putnam funds and their shareholders. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 8: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. Upon adoption, the Interpretation did not have a material effect on the fund’s financial statements. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analysis of tax laws, regulations and interpretations thereof.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management does not believe the adoption of the Standard will impact the amounts reported in the financial statements; however, additional disclosures will be required about the inputs used to develop the measurements of fair value.

Federal tax information
(unaudited)

The fund designated 12.99% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For its tax year ended February 29, 2008, the fund hereby designates 16.74%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 you receive in January 2009 will show the tax status of all distributions paid to your account in calendar 2008.

Shareholder meeting
results (unaudited)

May 15, 2007 meeting

A proposal to approve a new management contract between the fund and Putnam Investment Management, LLC was approved as follows:

Votes for	Votes against	Abstentions

1,001,213	2,401	2,941

All tabulations are rounded to the nearest whole number.

About the Trustees

Jameson A. Baxter	Trustee since 1994 and
Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., and the Mutual Fund Directors Forum.

Until 2007, she was a Director of Banta Corporation (a printing and supply chain management company), Ryerson, Inc. (a metals service corporation), and Advocate Health Care. Until 2004, she was a Director of BoardSource (formerly the National Center for Nonprofit Boards); and until 2002, she was a Director of Intermatic Corporation (a manufacturer of energy control products). She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years.

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President of and Consultant to First Boston Corporation and Vice President and Principal of the Regency Group. She is a graduate of Mount Holyoke College.

Charles B. Curtis Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues), and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and serves as Director of Edison International and Southern California Edison. Until 2006, Mr. Curtis served as a member of the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson LLP, an international law firm headquartered in Washington, D.C. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Robert J. Darretta Trustee since 2007

Mr. Darretta serves as Director of UnitedHealth Group, a diversified health-care company.

Until April 2007, Mr. Darretta was Vice Chairman of the Board of Directors of Johnson & Johnson, one of the world’s largest and most broadly based health-care companies. Prior to 2007, he had responsibility for Johnson & Johnson’s finance, investor relations, information technology, and procurement function. He served as Johnson & Johnson Chief Financial Officer for a decade, prior to which he spent two years as Treasurer of the corporation and over ten years leading various Johnson & Johnson operating companies.

Mr. Darretta received a B.S. in Economics from Villanova University.

Myra R. Drucker Trustee since 2004

Ms. Drucker is Chair of the Board of Trustees of Commonfund (a not-for-profit firm specializing in managing assets for educational endowments and foundations), Vice Chair of the Board of Trustees of Sarah Lawrence College, and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also a Director of New York Stock Exchange LLC (a wholly-owned subsidiary of NYSE Euronext), and a Director of Interactive Data Corporation (a provider of financial market data and analytics to financial institutions and investors).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years. She serves as an advisor to RCM Capital Management (an investment management firm) and to the Employee Benefits Investment Committee of The Boeing Company (an aerospace firm).

From November 2001 until August 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. From December 1992 to November 2001, Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a document company). Prior to December 1992, Ms. Drucker was Staff Vice President and Director of Trust Investments for International Paper (a paper and packaging company).

Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics, and portfolio theory at Temple University.

Charles E. Haldeman, Jr.	Trustee since 2004 and
President of the Funds since 2007

Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC (“Putnam Investments”) and President of the Putnam Funds. Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments’ Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President and Chief Operating Officer of United Asset Management. Mr. Haldeman was also a Partner and Director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves on the Board of Governors of the Investment Company Institute and as Chair of the Board of Trustees of Dartmouth College. He also serves on the Partners HealthCare Investment Committee, the Tuck School of Business Overseers, and the Harvard Business School Board of Dean’s Advisors. He is a graduate of Dartmouth College, Harvard Law School, and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

John A. Hill Trustee since 1985 and Chairman since 2000

John A. Hill is founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm specializing in the worldwide energy industry, with offices in Greenwich, Connecticut; Houston, Texas; London, England; and Shanghai, China. The firm’s investments on behalf of some of the nation’s largest pension and endowment funds are currently concentrated in 26 companies with annual revenues in excess of $13 billion, which employ over 100,000 people in 23 countries.

Mr. Hill is Chairman of the Board of Trustees of the Putnam Mutual Funds, a Director of Devon Energy Corporation and various private companies owned by First Reserve, and serves as a Trustee of Sarah Lawrence College where he chairs the Investment Committee.

Prior to forming First Reserve in 1983, Mr. Hill served as President of F. Eberstadt and Company, an investment banking and investment management firm. Between 1969 and 1976, Mr. Hill held various senior positions in Washington, D.C. with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Administrator of the Federal Energy Administration during the Ford Administration.

Mr. Hill was born and raised in Midland, Texas; received his B.A. in Economics from Southern Methodist University; and pursued graduate studies as a Woodrow Wilson Fellow.

Paul L. Joskow Trustee since 1997

Dr. Joskow is an economist and President of the Alfred P. Sloan Foundation (a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance). He is on leave from his position as the Elizabeth and James Killian Professor of Economics and Management at the Massachusetts Institute of Technology (MIT), where he has been on the faculty since 1972. Dr. Joskow was the Director of the Center for Energy and Environmental Policy Research at MIT from 1999 through 2007.

Dr. Joskow serves as a Director of TransCanada Corporation (an energy company focused on natural gas transmission and power services) and Exelon Corporation (an energy company focused on power services), and as a member of the Board of Overseers of the Boston Symphony Orchestra. Prior to August 2007, he served as a Director of National Grid (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure). Prior to July 2006, he served as President of the Yale University Council and continues to serve as a member of the Council. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution). Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published six books and numerous articles on industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition, and privatization policies — serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and MPhil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. She is a Trustee of the National Trust for Historic Preservation, of Centre College, and of Midway College in Midway, Kentucky. Until 2006, she was a member of The Trustees of Reservations. Prior to 2001, Dr. Kennan served on the oversight committee of the Folger Shakespeare Library. Prior to June 2005, she was a Director of Talbots, Inc., and she has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. Dr. Kennan has also served as President of Five Colleges Incorporated and as a Trustee of Notre Dame University, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history, and published numerous articles and two books. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda’s College at Oxford University, and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

Kenneth R. Leibler Trustee since 2006

Mr. Leibler is a Founding Partner and former Chairman of the Boston Options Exchange, an electronic marketplace for the trading of derivative securities.

Mr. Leibler currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston. He is also Lead Director of Ruder Finn Group, a global communications and advertising firm, and a Director of Northeast Utilities, which operates New England’s largest energy delivery system. Prior to December 2006, he served as a Director of the Optimum Funds group. Prior to October 2006, he served as a Director of ISO New England, the organization responsible for the operation of the electric generation system in the New England states. Prior to 2000, Mr. Leibler was a Director of the Investment Company Institute in Washington, D.C.

Prior to January 2005, Mr. Leibler served as Chairman and Chief Executive Officer of the Boston Stock Exchange. Prior to January 2000, he served as President and Chief Executive Officer of Liberty Financial Companies, a publicly traded diversified asset management organization. Prior to June 1990, Mr. Leibler served as President and Chief Operating Officer of the American Stock Exchange (AMEX), and at the time was the youngest person in AMEX history to hold the title of President. Prior to serving as AMEX President, he held the position of Chief Financial Officer, and headed its management and marketing operations. Mr. Leibler graduated magna cum laude with a degree in Economics from Syracuse University, where he was elected Phi Beta Kappa.

Robert E. Patterson Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, LP and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, Mr. Patterson was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government, and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

George Putnam, III Trustee since 1984

Mr. Putnam is Chairman of New Generation Research, Inc. (a publisher of financial advisory and other research services), and President of New Generation Advisers, Inc. (a registered investment adviser to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School and a Trustee of the Marine Biological Laboratory in Woods Hole, Massachusetts. Until 2006, he was a Trustee of Shore Country Day School, and until 2002, was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School, and Harvard Law School.

Richard B. Worley Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves as a Trustee of the University of Pennsylvania Medical Center, The Robert Wood Johnson Foundation (a philanthropic organization devoted to health-care issues), and the National Constitution Center. He is also a Director of The Colonial Williamsburg Foundation (a historical preservation organization), and the Philadelphia Orchestra Association. Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as President, Chief Executive Officer, and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm that was acquired by Morgan Stanley in 1996.

Mr. Worley holds a B.S. degree from the University of Tennessee and pursued graduate studies in economics at the University of Texas.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of February 29, 2008, there were 99 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustee who is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. Mr. Haldeman is the President of your fund and each of the other Putnam funds, and is President and Chief Executive Officer of Putnam Investments.

Officers

In addition to Charles E. Haldeman, Jr., the other officers of the fund are shown below:

Charles E. Porter (Born 1938)	Francis J. McNamara, III (Born 1955)
Executive Vice President, Principal Executive Officer, Associate	Vice President and Chief Legal Officer
Treasurer, and Compliance Liaison	Since 2004
Since 1989
Senior Managing Director, Putnam Investments, Putnam Management
Jonathan S. Horwitz (Born 1955)	and Putnam Retail Management. Prior to 2004, General Counsel,
Senior Vice President and Treasurer	State Street Research & Management Company
Since 2004
Robert R. Leveille (Born 1969)
Prior to 2004, Managing Director,	Vice President and Chief Compliance Officer
Putnam Investments	Since 2007

Steven D. Krichmar (Born 1958)	Managing Director, Putnam Investments, Putnam Management,
Vice President and Principal Financial Officer	and Putnam Retail Management. Prior to 2004, member of Bell
Since 2002	Boyd & Lloyd LLC. Prior to 2003, Vice President and Senior Counsel,
Liberty Funds Group LLC
Senior Managing Director, Putnam Investments
Mark C. Trenchard (Born 1962)
Janet C. Smith (Born 1965)	Vice President and BSA Compliance Officer
Vice President, Principal Accounting Officer and Assistant Treasurer	Since 2002
Since 2007
Managing Director, Putnam Investments
Managing Director, Putnam Investments and Putnam Management
Judith Cohen (Born 1945)
Susan G. Malloy (Born 1957)	Vice President, Clerk and Assistant Treasurer
Vice President and Assistant Treasurer	Since 1993
Since 2007
Wanda M. McManus (Born 1947)
Managing Director, Putnam Investments	Vice President, Senior Associate Treasurer and Assistant Clerk
Since 2005
Beth S. Mazor (Born 1958)
Vice President	Nancy E. Florek (Born 1957)
Since 2002	Vice President, Assistant Clerk, Assistant Treasurer
and Proxy Manager
Managing Director, Putnam Investments	Since 2005

James P. Pappas (Born 1953)
Vice President
Since 2004

Managing Director, Putnam Investments and Putnam Management.
During 2002, Chief Operating Officer, Atalanta/Sosnoff
Management Corporation

The address of each Officer is One Post Office Square, Boston, MA 02109.

The Putnam Family of Funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth funds
Discovery Growth Fund
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund*
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund*
Vista Fund
Voyager Fund

Blend funds
Capital Appreciation Fund
Capital Opportunities Fund*
Europe Equity Fund*
Global Equity Fund*
Global Natural Resources Fund*
International Capital Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund
Tax Smart Equity Fund®
Utilities Growth and Income Fund

Value funds
Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund*
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund*

Income funds
American Government Income Fund
Diversified Income Trust
Floating Rate Income Fund
Global Income Trust*
High Yield Advantage Fund*
High Yield Trust*
Income Fund
Money Market Fund†
U.S. Government Income Trust

Tax-free income funds
AMT-Free Insured Municipal Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund†
Tax-Free High Yield Fund

State tax-free income funds:
Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania

Asset allocation funds
Income Strategies Fund
Putnam Asset Allocation Funds — three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady® Funds
Putnam RetirementReady Funds — ten investment portfolios that offer diversification among stocks, bonds, and money market instruments and adjust to become more conservative over time based on a target date for withdrawing assets.

The ten funds:
Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

* A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

†An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

With the exception of money market funds, a 1% redemption fee may be applied to shares exchanged or sold within 7 days of purchase (90 days, for certain funds).

Check your account balances and the most recent month-end performance at www.putnam.com.

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement. Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check writing service, call Putnam or visit our Web site.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit www.putnam.com A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Putnam puts your interests first

In January 2004, Putnam began introducing a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. Visit www.putnam.com for details.

Cost-cutting initiatives

Ongoing expenses will be limited Through calendar 2008, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund’s industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

Lower class B purchase limit To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be refused.)

Improved disclosure

Putnam fund prospectuses and shareholder reports have been revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, risk comparisons, turnover comparisons, brokerage commissions, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts has also been enhanced to alert investors to potential cost savings.

Protecting investors’ interests

Short-term trading fee introduced To discourage short-term trading, which can interfere with a fund’s long-term strategy, a 1% short-term trading fee may be imposed on any Putnam fund shares (other than money market funds) redeemed or exchanged within seven calendar days of purchase (for certain funds, this fee applies for 90 days).

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	Judith Cohen
Putnam Investment	Charles E. Haldeman, Jr.	Vice President, Clerk and Assistant Treasurer
Management, LLC	President
One Post Office Square		Wanda M. McManus
Boston, MA 02109	Charles E. Porter	Vice President, Senior Associate Treasurer
	Executive Vice President, Principal	and Assistant Clerk
Marketing Services	Executive Officer, Associate Treasurer
Putnam Retail Management	and Compliance Liaison	Nancy E. Florek
One Post Office Square		Vice President, Assistant Clerk, Assistant
Boston, MA 02109	Jonathan S. Horwitz	Treasurer and Proxy Manager
Senior Vice President and Treasurer
Custodian
State Street Bank and Trust Company	Steven D. Krichmar
Vice President and Principal Financial Officer
Legal Counsel
Ropes & Gray LLP	Janet C. Smith
Independent Registered Public	Vice President, Principal Accounting Officer
and Assistant Treasurer
Accounting Firm
PricewaterhouseCoopers LLP	Susan G. Malloy
Vice President and Assistant Treasurer
Trustees
John A. Hill, Chairman	Beth S. Mazor
Jameson Adkins Baxter, Vice Chairman	Vice President
Charles B. Curtis
Robert J. Darretta	James P. Pappas
Myra R. Drucker	Vice President
Charles E. Haldeman, Jr.
Paul L. Joskow	Francis J. McNamara, III
Elizabeth T. Kennan	Vice President and Chief Legal Officer
Kenneth R. Leibler
Robert E. Patterson	Robert R. Leveille
George Putnam, III	Vice President and Chief Compliance Officer
Richard B. Worley
Mark C. Trenchard
Vice President and BSA Compliance Officer

This report is for the information of shareholders of Putnam Income Strategies Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Forwarding Service Requested

Not FDIC Insured	May Lose Value	No Bank Guarantee

AN103 250064 4/08

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In August 2007, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect the change in ownership of Putnam Investments Trust, the parent company of Putnam Investment Management, LLC, from Marsh & McLennan Companies, Inc. ("MMC") to Great-West Lifeco Inc., a subsidiary of Power Financial Corporation. In addition to administrative and non-substantive changes, the Code of Ethics was amended to remove a prohibition, which applied to members of Putnam Investments' Executive Board and senior members of the staff of the Chief Financial Officer of Putnam Investments, on transactions in MMC securities during the period between the end of a calendar quarter and the public announcement of MMC's earnings for that quarter.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Leibler, Mr. Hill and Mr. Darretta meets the financial literacy requirements of the New York Stock Exchange's rules and qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his pertinent experience and education. Certain other Trustees, although not on the Audit and Compliance Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

February 29, 2008	$91,828	$--	$4,581	$-
February 28, 2007	$74,733	$3	$3,942	$ 4,664

For the fiscal years ended February 29, 2008 and February 28, 2007, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $57,774 and $207,935 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to valuation of derivative securities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

February 29,
2008	$ -	$ 21,129	$ -	$ -
February 28,
2007	$ -	$ 67,855	$ -	$ -

Item 5. Audit Committee of Listed Registrants:

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies:

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: April 29, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: April 29, 2008

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: April 29, 2008